UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Aggressive Growth Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

VIP Aggressive Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Aggressive Growth - Initial Class	8.53%	4.45%	0.38%
VIP Aggressive Growth - Service Class C	8.42%	4.38%	0.38%
VIP Aggressive Growth - Service Class 2 D	8.29%	4.14%	0.09%
VIP Aggressive Growth - Investor Class B	8.44%	4.39%	0.33%

A From December 27, 2000.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

C Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

D Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

VIP Aggressive Growth Portfolio

Management's Discussion of Fund Performance

Comments from Steven Calhoun, Portfolio Manager of VIP Aggressive Growth Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the past year, the fund lagged the 10.66% return of the Russell Midcap® Growth Index. (For specific portfolio performance results, please refer to the performance section of this report.) Stock selection in technology and health care was detrimental. St. Jude Medical, a maker of ICDs (implantable cardiac defibrillators) and the fund's largest holding at period end, was its biggest detractor. Product recalls by rival Guidant dampened demand across the entire ICD market. Our results also were hurt by drug stock Telik, which I sold; Cyberonics, a leader in the market for neurostimulation devices; Merge Technologies, a manufacturer of digital X-ray equipment; and Comverse Technology, a maker of communications hardware and software. Conversely, some of the fund's plays in the diversified financials group performed well. Our positioning in materials - mainly agriculture-related stocks - also helped, as did favorable picks and an underweighting in energy, which - along with consumer discretionary - I trimmed. On the other hand, I added substantially to the fund's technology exposure, including some foreign stocks. Our top contributor was IntercontinentalExchange, an energy futures exchange, which benefited from increasing market share and a technological advantage over its primary rival. I sold the stock to lock in profits. Also helping was a fertilizer stock, Potash Corp. of Saskatchewan, along with Indiabulls Financial Services, an India-based banking and brokerage company. In technology, video game hardware and software provider Nintendo was a standout.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Aggressive Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,117.30	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class
Actual	$ 1,000.00	$ 1,116.10	$ 5.33
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2
Actual	$ 1,000.00	$ 1,115.30	$ 6.13
Hypothetical A	$ 1,000.00	$ 1,019.41	$ 5.85
Investor Class
Actual	$ 1,000.00	$ 1,116.40	$ 5.60
Hypothetical A	$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.90%
Service Class	1.00%
Service Class 2	1.15%
Investor Class	1.05%

Annual Report

VIP Aggressive Growth Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
St. Jude Medical, Inc.	5.1	3.3
Comverse Technology, Inc.	2.8	1.9
Nintendo Co. Ltd.	2.7	1.0
Marvell Technology Group Ltd.	2.5	0.9
Potash Corp. of Saskatchewan, Inc.	2.4	1.5
Juniper Networks, Inc.	2.3	0.0
ASML Holding NV (NY Shares)	2.1	1.9
PMC-Sierra, Inc.	2.1	1.0
NuVasive, Inc.	2.1	1.5
Monsanto Co.	2.0	1.6
	26.1
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.4	25.9
Health Care	28.3	28.6
Industrials	8.4	11.5
Materials	7.4	5.5
Energy	5.7	10.5
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 97.3%		Stocks 97.1%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	20.7%	** Foreign investments	14.5%

Annual Report

VIP Aggressive Growth Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 4.2%
Hotels, Restaurants & Leisure - 1.0%
Life Time Fitness, Inc. (a)	2,300	$ 111,573
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	5,300	112,678
		224,251
Internet & Catalog Retail - 0.5%
Coldwater Creek, Inc. (a)	4,778	117,157
Leisure Equipment & Products - 0.6%
Marvel Entertainment, Inc. (a)	4,700	126,477
Specialty Retail - 1.6%
Abercrombie & Fitch Co. Class A	5,000	348,150
Williams-Sonoma, Inc.	200	6,288
		354,438
Textiles, Apparel & Luxury Goods - 0.5%
Iconix Brand Group, Inc. (a)	5,776	111,997
TOTAL CONSUMER DISCRETIONARY		934,320
CONSUMER STAPLES - 0.5%
Food Products - 0.5%
Bunge Ltd.	1,598	115,871
ENERGY - 5.7%
Energy Equipment & Services - 1.1%
FMC Technologies, Inc. (a)	3,800	234,194
Oil, Gas & Consumable Fuels - 4.6%
Chesapeake Energy Corp.	7,100	206,255
EOG Resources, Inc.	3,120	194,844
Quicksilver Resources, Inc. (a)	5,100	186,609
Range Resources Corp.	7,650	210,069
Ultra Petroleum Corp. (a)	4,505	215,114
		1,012,891
TOTAL ENERGY		1,247,085
FINANCIALS - 3.6%
Capital Markets - 3.0%
AllianceBernstein Holding LP	1,700	136,680
Greenhill & Co., Inc.	2,200	162,360
Indiabulls Financial Services Ltd.	17,078	255,676
Jefferies Group, Inc.	4,000	107,280
		661,996
Diversified Financial Services - 0.6%
Financial Technology (India) Ltd.	3,089	124,397
TOTAL FINANCIALS		786,393
HEALTH CARE - 28.3%
Biotechnology - 4.6%
Alnylam Pharmaceuticals, Inc. (a)	14,208	304,051
Amylin Pharmaceuticals, Inc. (a)	6,500	234,455

	Shares	Value (Note 1)
Celgene Corp. (a)	4,680	$ 269,240
PDL BioPharma, Inc. (a)	10,600	213,484
		1,021,230
Health Care Equipment & Supplies - 17.9%
ArthroCare Corp. (a)	2,700	107,784
Conceptus, Inc. (a)	5,600	119,224
Cyberonics, Inc. (a)	14,900	307,536
Haemonetics Corp. (a)	2,603	117,187
Hologic, Inc. (a)	4,622	218,528
Immucor, Inc. (a)	3,900	113,997
Intuitive Surgical, Inc. (a)	1,200	115,080
Kyphon, Inc. (a)	5,624	227,210
Mentor Corp.	2,400	117,288
NeuroMetrix, Inc. (a)	5,760	85,882
Northstar Neuroscience, Inc.	7,300	104,974
NuVasive, Inc. (a)	19,481	450,011
PolyMedica Corp.	2,922	118,078
Respironics, Inc. (a)	6,524	246,281
Sirona Dental Systems, Inc.	5,959	229,481
Somanetics Corp. (a)	5,700	130,131
St. Jude Medical, Inc. (a)	30,700	1,122,392
		3,931,064
Health Care Technology - 1.5%
Eclipsys Corp. (a)	10,440	214,646
Merge Technologies, Inc. (a)	16,900	110,864
		325,510
Life Sciences Tools & Services - 1.1%
Ventana Medical Systems, Inc. (a)	5,906	254,135
Pharmaceuticals - 3.2%
Allergan, Inc.	2,397	287,017
Sepracor, Inc. (a)	6,656	409,876
		696,893
TOTAL HEALTH CARE		6,228,832
INDUSTRIALS - 8.4%
Air Freight & Logistics - 0.1%
Panalpina Welttransport Holding AG	180	24,542
Construction & Engineering - 3.2%
Infrasource Services, Inc. (a)	15,900	346,143
Quanta Services, Inc. (a)	18,300	359,961
		706,104
Electrical Equipment - 1.5%
Energy Conversion Devices, Inc. (a)	564	19,165
Neo-Neon Holdings Ltd.	64,000	61,134
Suntech Power Holdings Co. Ltd. sponsored ADR	3,700	125,837
Suzlon Energy Ltd.	4,250	125,703
		331,839
Industrial Conglomerates - 1.0%
McDermott International, Inc. (a)	4,550	231,413
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 2.0%
Deere & Co.	4,600	$ 437,322
Marine - 0.1%
Diana Shipping, Inc.	1,300	20,553
Road & Rail - 0.5%
Guangshen Railway Co. Ltd. (H Shares)	146,000	99,482
TOTAL INDUSTRIALS		1,851,255
INFORMATION TECHNOLOGY - 36.4%
Communications Equipment - 6.2%
Adtran, Inc.	10,720	243,344
Comverse Technology, Inc. (a)	29,334	619,241
Juniper Networks, Inc. (a)	26,900	509,486
		1,372,071
Computers & Peripherals - 2.1%
Seagate Technology	8,800	233,200
Sun Microsystems, Inc. (a)	40,800	221,136
		454,336
Internet Software & Services - 1.8%
Bankrate, Inc. (a)	3,982	151,117
ValueClick, Inc. (a)	10,100	238,663
		389,780
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	3,100	239,196
Mastercard, Inc. Class A	2,300	226,527
Paychex, Inc.	5,800	229,332
		695,055
Semiconductors & Semiconductor Equipment - 14.4%
Advanced Micro Devices, Inc. (a)	11,700	238,095
ARM Holdings PLC sponsored ADR	31,300	228,490
ASML Holding NV (NY Shares) (a)	18,800	463,044
Broadcom Corp. Class A (a)	13,221	427,171
Integrated Device Technology, Inc. (a)	14,500	224,460
Lam Research Corp. (a)	4,456	225,563
LSI Logic Corp. (a)	1,000	9,000
Marvell Technology Group Ltd. (a)	28,566	548,182
NVIDIA Corp. (a)	6,427	237,863
PMC-Sierra, Inc. (a)	68,836	461,890
Renewable Energy Corp. AS	6,050	110,618
		3,174,376
Software - 8.7%
Electronic Arts, Inc. (a)	8,800	443,168
Hyperion Solutions Corp. (a)	5,761	207,050
Informatica Corp. (a)	16,600	202,686

	Shares	Value (Note 1)
Intuit, Inc. (a)	7,631	$ 232,822
Nintendo Co. Ltd.	2,300	596,976
Wind River Systems, Inc. (a)	22,633	231,988
		1,914,690
TOTAL INFORMATION TECHNOLOGY		8,000,308
MATERIALS - 7.4%
Chemicals - 7.4%
Agrium, Inc.	10,400	325,914
Monsanto Co.	8,526	447,871
Potash Corp. of Saskatchewan, Inc.	3,600	516,528
The Mosaic Co.	15,500	331,080
		1,621,393
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.3%
Level 3 Communications, Inc. (a)	50,700	283,920
Qwest Communications International, Inc. (a)	26,600	222,642
		506,562
UTILITIES - 0.5%
Independent Power Producers & Energy Traders - 0.5%
Ormat Technologies, Inc.	2,995	110,276
TOTAL COMMON STOCKS (Cost $19,271,858)		21,402,295
Money Market Funds - 0.2%

Fidelity Cash Central Fund, 5.37% (b) (Cost $49,811)	49,811	49,811
TOTAL INVESTMENT PORTFOLIO - 97.5% (Cost $19,321,669)		21,452,106
NET OTHER ASSETS - 2.5%		556,296
NET ASSETS - 100%		$ 22,008,402
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,302
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.3%
Canada	4.9%
Bermuda	3.0%
Japan	2.7%
Cayman Islands	2.5%
India	2.3%
Netherlands	2.1%
Panama	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Aggressive Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $19,271,858)	$ 21,402,295
Fidelity Central Funds (cost $49,811)	49,811
Total Investments (cost $19,321,669)		$ 21,452,106
Receivable for investments sold		773,209
Dividends receivable		3,451
Interest receivable		1,458
Prepaid expenses		96
Other receivables		358
Total assets		22,230,678

Liabilities
Payable for investments purchased	$ 144,997
Accrued management fee	13,174
Distribution fees payable	2,359
Other affiliated payables	2,357
Other payables and accrued expenses	59,389
Total liabilities		222,276

Net Assets		$ 22,008,402
Net Assets consist of:
Paid in capital		$ 20,094,865
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(201,228)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,114,765
Net Assets		$ 22,008,402

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($6,434,221 ÷ 681,829 shares)	$ 9.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,105,512 ÷ 117,018 shares)	$ 9.45

Service Class 2: Net Asset Value, offering price and redemption price per share ($10,692,210 ÷ 1,150,775 shares)	$ 9.29

Investor Class: Net Asset Value, offering price and redemption price per share ($3,776,459 ÷ 401,418 shares)	$ 9.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Aggressive Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 74,557
Special dividends		50,558
Interest		110
Income from Fidelity Central Funds		19,302
Total income		144,527

Expenses
Management fee	$ 125,204
Transfer agent fees	24,830
Distribution fees	26,238
Accounting fees and expenses	8,393
Custodian fees and expenses	29,855
Independent trustees' compensation	75
Audit	39,625
Legal	2,354
Reports to shareholders	16,099
Miscellaneous	1,746
Total expenses before reductions	274,419
Expense reductions	(62,908)	211,511
Net investment income (loss)		(66,984)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,199)	991,284
Foreign currency transactions	2,828
Total net realized gain (loss)		994,112
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,392)	613,591
Assets and liabilities in foreign currencies	17
Total change in net unrealized appreciation (depreciation)		613,608
Net gain (loss)		1,607,720
Net increase (decrease) in net assets resulting from operations		$ 1,540,736

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (66,984)	$ (55,168)
Net realized gain (loss)	994,112	1,621,548
Change in net unrealized appreciation (depreciation)	613,608	(357,434)
Net increase (decrease) in net assets resulting from operations	1,540,736	1,208,946
Distributions to shareholders from net realized gain	(1,077,928)	(540,605)
Share transactions - net increase (decrease)	2,626,357	7,047,654
Total increase (decrease) in net assets	3,089,165	7,715,995

Net Assets
Beginning of period	18,919,237	11,203,242
End of period (including undistributed net investment income of $0 and undistributed net investment income of $14,866, respectively)	$ 22,008,402	$ 18,919,237

See accompanying notes which are an integral part of the financial statements.

VIP Aggressive Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 8.71	$ 7.90	$ 6.05	$ 8.22
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.02) G	(.04)	(.04)	(.06)
Net realized and unrealized gain (loss)	.80	.73	.85	1.89	(2.11)
Total from investment operations	.78	.71	.81	1.85	(2.17)
Distributions from net realized gain	(.49)	(.27)	-	-	-
Net asset value, end of period	$ 9.44	$ 9.15	$ 8.71	$ 7.90	$ 6.05
Total Return A, B	8.53%	8.11%	10.25%	30.58%	(26.40)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.21%	1.28%	1.64%	2.87%	2.51%
Expenses net of fee waivers, if any	.90%	.90%	1.00%	1.26%	1.50%
Expenses net of all reductions	.89%	.82%	.96%	1.20%	1.35%
Net investment income (loss)	(.18)% F	(.21)% G	(.53)%	(.62)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,434	$ 6,168	$ 1,031	$ 907	$ 689
Portfolio turnover rate E	200%	242%	91%	150%	460%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.73	$ 7.92	$ 6.07	$ 8.25
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.03) G	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	.80	.73	.86	1.90	(2.11)
Total from investment operations	.77	.70	.81	1.85	(2.18)
Distributions from net realized gain	(.48)	(.27)	-	-	-
Net asset value, end of period	$ 9.45	$ 9.16	$ 8.73	$ 7.92	$ 6.07
Total Return A, B	8.42%	7.98%	10.23%	30.48%	(26.42)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.27%	1.44%	1.74%	2.94%	2.56%
Expenses net of fee waivers, if any	1.00%	1.01%	1.10%	1.36%	1.60%
Expenses net of all reductions	.99%	.93%	1.07%	1.30%	1.45%
Net investment income (loss)	(.28)% F	(.32)% G	(.63)%	(.72)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,106	$ 1,135	$ 1,059	$ 1,026	$ 779
Portfolio turnover rate E	200%	242%	91%	150%	460%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 8.61	$ 7.83	$ 6.01	$ 8.20
Income from Investment Operations
Net investment income (loss) C	(.04) F	(.04) G	(.06)	(.06)	(.08)
Net realized and unrealized gain (loss)	.79	.71	.84	1.88	(2.11)
Total from investment operations	.75	.67	.78	1.82	(2.19)
Distributions from net realized gain	(.47)	(.27)	-	-	-
Net asset value, end of period	$ 9.29	$ 9.01	$ 8.61	$ 7.83	$ 6.01
Total Return A, B	8.29%	7.74%	9.96%	30.28%	(26.71)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.44%	1.60%	1.92%	3.14%	2.74%
Expenses net of fee waivers, if any	1.15%	1.16%	1.25%	1.51%	1.75%
Expenses net of all reductions	1.14%	1.08%	1.21%	1.45%	1.60%
Net investment income (loss)	(.43)% F	(.47)% G	(.78)%	(.87)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,692	$ 10,222	$ 9,113	$ 6,873	$ 3,930
Portfolio turnover rate E	200%	242%	91%	150%	460%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 J
Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 8.95
Income from Investment Operations
Net investment income (loss) E	(.03) H	(.01) I
Net realized and unrealized gain (loss)	.80	.46
Total from investment operations	.77	.45
Distributions from net realized gain	(.49)	(.27)
Net asset value, end of period	$ 9.41	$ 9.13
Total Return B, C, D	8.44%	4.99%
Ratios to Average Net Assets F, K
Expenses before reductions	1.35%	1.25% A
Expenses net of fee waivers, if any	1.05%	1.05% A
Expenses net of all reductions	1.04%	.97% A
Net investment income (loss)	(.33)% H	(.36)% A, I
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,776	$ 1,395
Portfolio turnover rate G	200%	242%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

J For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Aggressive Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Aggressive Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,936,304
Unrealized depreciation	(1,159,749)
Net unrealized appreciation (depreciation)	1,776,555
Undistributed ordinary income	59,402
Undistributed long-term capital gain	77,581

Cost for federal income tax purposes	$ 19,675,551

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 359,797	$ -
Long-term Capital Gains	718,131	540,605
Total	$ 1,077,928	$ 540,605

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $41,575,007 and $40,136,896, respectively.

VIP Aggressive Growth Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .62% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,071
Service Class 2	25,167
$ 26,238

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,155
Service Class	807
Service Class 2	9,269
Investor Class	7,599
$ 24,830

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $899 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $53 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	.90%	$ 19,413
Service Class	1.00%	2,938
Service Class 2	1.15%	29,348
Investor Class	1.05%	9,015
		$ 60,714

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,895 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 67% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 32% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net realized gain
Initial Class	$ 324,665	$ 171,838
Service Class	54,317	32,519
Service Class 2	514,729	297,197
Investor Class	184,217	39,051
Total	$ 1,077,928	$ 540,605

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Aggressive Growth Portfolio

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	619,484	1,063,075	$ 5,811,098	$ 9,578,096
Reinvestment of distributions	34,261	18,537	324,665	171,838
Shares redeemed	(646,215)	(525,656)	(5,953,927)	(4,765,585)
Net increase (decrease)	7,530	555,956	$ 181,836	$ 4,984,349
Service Class
Shares sold	1,572	14,466	$ 13,506	$ 124,895
Reinvestment of distributions	5,726	3,504	54,317	32,519
Shares redeemed	(14,220)	(15,326)	(132,580)	(141,133)
Net increase (decrease)	(6,922)	2,644	$ (64,757)	$ 16,281
Service Class 2
Shares sold	170,381	237,617	$ 1,549,792	$ 2,014,380
Reinvestment of distributions	55,133	32,552	514,729	297,197
Shares redeemed	(208,785)	(194,170)	(1,917,166)	(1,674,066)
Net increase (decrease)	16,729	75,999	$ 147,355	$ 637,511
Investor Class
Shares sold	447,871	153,237	$ 4,215,413	$ 1,415,178
Reinvestment of distributions	19,497	4,222	184,217	39,051
Shares redeemed	(218,649)	(4,760)	(2,037,707)	(44,716)
Net increase (decrease)	248,719	152,699	$ 2,361,923	$ 1,409,513

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Aggressive Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Aggressive Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Aggressive Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Aggressive Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Aggressive Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Steve Calhoun (35)

Year of Election or Appointment: 2005

Vice President of VIP Aggressive Growth. Mr. Calhoun also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Calhoun worked as a research analyst and manager. Mr. Calhoun also serves as Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of VIP Aggressive Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Aggressive Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Aggressive Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Aggressive Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Aggressive Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Aggressive Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Aggressive Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Aggressive Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Aggressive Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Aggressive Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Aggressive Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$0.062
Service Class	02/09/07	02/09/07	$0.062
Service Class	02/09/07	02/09/07	$0.062
Investor Class	02/09/07	02/09/07	$0.062

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $744,646, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2 and Investor Class designate 24%, 26%, 28% and 24% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Aggressive Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Aggressive Growth Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Aggressive Growth Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Aggressive Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2005, and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Aggressive Growth Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0207
1.751800.106

Fidelity® Variable Insurance Products:
Balanced Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Note to Shareholders:

On June 23, 2006, Fidelity changed its investment approach for managing the investment-grade bond portion of Fidelity® VIP Balanced Portfolio. Rather than investing solely in individual investment-grade debt securities, the fund now invests nearly all of its assets in the investment-grade sector through its investment in a central fund. Central funds are mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular market sector - in this case, investment-grade debt. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt securities by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them. It's important to point out that this change in investment structure does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment-grade bond portfolio.

The new approach, though, does change the way this annual report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, the individual investment-grade debt securities and other investments - such as swap agreements - held by the fund on June 23 were transferred to VIP Investment Grade Central Fund, so they are no longer directly held and thus not listed. Information on the underlying holdings of the fixed-income central funds is available at advisor.fidelity.com, and the financial statements are available upon request.

If you have any questions, please call Fidelity or the insurance company that issued your policy.

Annual Report

VIP Balanced Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Balanced - Initial Class	11.78%	6.03%	6.61%
VIP Balanced - Service Class A	11.64%	5.92%	6.49%
VIP Balanced - Service Class 2 B	11.50%	5.75%	6.38%
VIP Balanced - Investor Class C	11.56%	5.97%	6.58%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

VIP Balanced Portfolio

Management's Discussion of Fund Performance

Comments from Larry Rakers and Ford O'Neil, Co-Portfolio Managers of VIP Balanced Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund did slightly better than the 11.12% return of the Fidelity Balanced 60/40 Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's equity and fixed-income holdings once again outperformed their respective components in the Fidelity Balanced Composite index, and we remained overweighted in stocks and underweighted in investment grade bonds, which helped performance. Versus the S&P 500®, which accounts for 60% of the Composite benchmark, stock selection was especially helpful in information technology and materials, while our picks in energy and financials held back the fund's gains. In the fixed-income subportfolio, our results versus the Lehman Brothers® Aggregate Bond Index, which makes up the other 40% of the Composite index, were helped by both the fund's investment-grade holdings and a small stake in high-yield bonds. The top two equity contributors were semiconductor stocks. A negligible position in poorly performing index component Intel and an overweighted stake in Freescale Semiconductor, which was acquired during the period, boosted our results. Other contributors included Canadian nickel miner Falconbridge, another takeover target, and video game maker Nintendo. On the negative side, not owning major index component Exxon Mobil held back our results because the stock beat the S&P 500. Drilling rig parts manufacturer National-Oilwell Varco further undermined the fund's performance, as did reinsurance provider Scottish Re Group. Among our investment-grade fixed-income holdings, security selection in the corporate sector - particularly within industrials - provided the biggest boost versus the Lehman Brothers index. Secondarily, sector selection had a positive impact, fueled by an emphasis on high-quality, higher-yielding securitized products such as asset-backed securities and collateralized mortgage obligations. Our yield-curve positioning aided performance as well. Conversely, a small stake in Treasury Inflation-Protected Securities - which performed poorly and are not included in the index - curbed the subportfolio's gains. As I mentioned six months ago, in late June I began using a new structure to manage the fund's investment-grade bond assets. This structure uses VIP Investment Grade Central Fund - a mutual fund shared by this and other VIP Portfolios - as a vehicle to invest in this particular sector of the bond market, rather than holding individual securities directly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Balanced Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,083.90	$ 3.20
HypotheticalA	$ 1,000.00	$ 1,022.13	$ 3.11
Service Class
Actual	$ 1,000.00	$ 1,082.10	$ 3.78
HypotheticalA	$ 1,000.00	$ 1,021.58	$ 3.67
Service Class 2
Actual	$ 1,000.00	$ 1,081.90	$ 4.57
HypotheticalA	$ 1,000.00	$ 1,020.82	$ 4.43
Investor Class
Actual	$ 1,000.00	$ 1,082.60	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Initial Class	.61%
Service Class	.72%
Service Class 2.87%
Investor Class	.73%

Annual Report

VIP Balanced Portfolio

Investment Changes

Top Five Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	1.7	1.8
General Electric Co.	1.1	1.3
Altria Group, Inc.	1.1	1.0
JPMorgan Chase & Co.	1.1	1.0
Bank of America Corp.	1.0	1.0
	6.0
Top Five Bond Issuers as of December 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	8.0	9.2
U.S. Treasury Obligations	4.6	6.3
Freddie Mac	2.0	1.4
Government National Mortgage Association	0.7	0.2
CS First Boston Mortgage Backed Securities Trust	0.3	0.2
	15.6
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	15.5
Information Technology	9.3	9.9
Energy	8.4	8.7
Industrials	8.3	8.9
Consumer Discretionary	6.8	6.5
Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Stocks 64.1%		Stocks 65.3%
	Bonds 32.6%		Bonds 30.4%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	10.8%	** Foreign investments	10.8%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

VIP Balanced Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 64.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc.	2,800	$ 53,172
Gentex Corp.	17,500	272,300
		325,472
Automobiles - 0.1%
Coachmen Industries, Inc.	13,100	144,100
DaimlerChrysler AG	1,700	104,397
Renault SA	1,100	132,152
		380,649
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (a)	10,700	416,979
Carriage Services, Inc. Class A	12,700	64,643
Service Corp. International	35,900	367,975
Weight Watchers International, Inc.	1,200	63,036
		912,633
Hotels, Restaurants & Leisure - 1.0%
Aristocrat Leisure Ltd.	5,300	66,523
Carnival Corp. unit	6,500	318,825
Gaylord Entertainment Co. (a)	6,000	305,580
Greek Organization of Football Prognostics SA	7,300	282,185
McDonald's Corp.	34,700	1,538,251
OSI Restaurant Partners, Inc.	8,800	344,960
Royal Caribbean Cruises Ltd.	10,300	426,214
Six Flags, Inc.	4,200	22,008
Vail Resorts, Inc. (a)	6,300	282,366
WMS Industries, Inc. (a)	14,000	488,040
Yum! Brands, Inc.	5,200	305,760
		4,380,712
Household Durables - 0.8%
Champion Enterprises, Inc. (a)	11,300	105,768
Cyrela Brazil Realty SA	42,000	400,047
D.R. Horton, Inc.	8,100	214,569
Fortune Brands, Inc.	1,800	153,702
Furniture Brands International, Inc.	8,500	137,955
Interface, Inc. Class A (a)	20,125	286,178
La-Z-Boy, Inc. (e)	18,400	218,408
Leggett & Platt, Inc.	14,459	345,570
Sealy Corp., Inc.	6,900	101,775
Snap-On, Inc.	1,300	61,932
Sony Corp. sponsored ADR	10,900	466,847
Standard Pacific Corp.	7,100	190,209
The Stanley Works	6,500	326,885
Whirlpool Corp.	7,200	597,744
		3,607,589

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	12,400	$ 319,920
MarineMax, Inc. (a)	10,654	276,258
		596,178
Media - 1.8%
Clear Channel Outdoor Holding, Inc. Class A (a)	14,242	397,494
DreamWorks Animation SKG, Inc. Class A (a)	9,000	265,410
EchoStar Communications Corp. Class A (a)	9,342	355,276
Grupo Televisa SA de CV (CPO) sponsored ADR	6,700	180,967
Lamar Advertising Co. Class A (a)	9,800	640,822
Liberty Global, Inc.:
Class A (a)	10,500	306,075
Class C (a)	900	25,200
Live Nation, Inc. (a)	55,020	1,232,448
McGraw-Hill Companies, Inc.	5,400	367,308
Naspers Ltd. Class N sponsored ADR	8,700	208,539
News Corp. Class A	9,000	193,320
NTL, Inc.	22,813	575,800
Omnicom Group, Inc.	2,800	292,712
R.H. Donnelley Corp.	4,600	288,558
Radio One, Inc. Class D (non-vtg.) (a)	9,900	66,726
Salem Communications Corp. Class A	3,091	36,937
Time Warner, Inc.	108,300	2,358,774
Viacom, Inc. Class B (non-vtg.) (a)	5,500	225,665
		8,018,031
Multiline Retail - 0.7%
Family Dollar Stores, Inc.	20,800	610,064
Federated Department Stores, Inc.	14,700	560,511
Fred's, Inc. Class A	19,500	234,780
JCPenney Co., Inc.	5,000	386,800
Saks, Inc.	9,000	160,380
Sears Holdings Corp. (a)	3,400	570,962
Target Corp.	4,100	233,905
Tuesday Morning Corp.	15,986	248,582
		3,005,984
Specialty Retail - 1.1%
Aeropostale, Inc. (a)	8,200	253,134
Best Buy Co., Inc.	3,950	194,301
DCM Japan Holdings Co. Ltd. (a)	25,200	259,303
Eddie Bauer Holdings, Inc. (a)	14,500	131,370
Gamestop Corp. Class B (a)	11,700	640,692
Hibbett Sporting Goods, Inc. (a)	6,200	189,286
Home Depot, Inc.	22,400	899,584
OfficeMax, Inc.	6,700	332,655
Pacific Sunwear of California, Inc. (a)	15,000	293,700
PETsMART, Inc.	13,300	383,838
RadioShack Corp.	17,800	298,684
Sally Beauty Holdings, Inc. (a)	10,520	82,056
Staples, Inc.	16,100	429,870
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	9,400	$ 268,088
Williams-Sonoma, Inc.	2,200	69,168
		4,725,729
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. (a)	1,300	30,706
NIKE, Inc. Class B	2,100	207,963
		238,669
TOTAL CONSUMER DISCRETIONARY		26,191,646
CONSUMER STAPLES - 4.1%
Beverages - 0.2%
Anadolu Efes Biracilk Ve Malt Sanyii AS	3,000	92,723
Fomento Economico Mexicano SA de CV sponsored ADR	2,800	324,128
Pernod Ricard SA	200	45,943
Remy Cointreau SA	1,800	116,442
SABMiller PLC	13,800	317,579
		896,815
Food & Staples Retailing - 0.9%
CVS Corp.	23,600	729,476
Kroger Co.	13,700	316,059
Rite Aid Corp.	58,800	319,872
Safeway, Inc.	16,500	570,240
Sysco Corp.	8,200	301,432
Wal-Mart de Mexico SA de CV Series V	54,100	238,163
Wal-Mart Stores, Inc.	27,400	1,265,332
Walgreen Co.	8,600	394,654
		4,135,228
Food Products - 0.7%
Bunge Ltd.	5,000	362,550
Chiquita Brands International, Inc.	16,900	269,893
Corn Products International, Inc.	17,180	593,397
General Mills, Inc.	6,600	380,160
Global Bio-Chem Technology Group Co. Ltd.	290,000	97,682
Groupe Danone	100	15,156
Imperial Sugar Co.	300	7,263
Kellogg Co.	5,500	275,330
Koninklijke Numico NV	1,400	75,317
McCormick & Co., Inc. (non-vtg.)	1,700	65,552
Nestle SA (Reg.)	908	322,543
PAN Fish ASA (a)	15,000	13,713
Smithfield Foods, Inc. (a)	10,900	279,694
Tyson Foods, Inc. Class A	11,500	189,175
		2,947,425
Household Products - 0.8%
Colgate-Palmolive Co.	10,800	704,592
Procter & Gamble Co.	47,240	3,036,115
		3,740,707

	Shares	Value (Note 1)
Personal Products - 0.4%
Alberto-Culver Co.	10,120	$ 217,074
Avon Products, Inc.	31,200	1,030,848
Playtex Products, Inc. (a)	22,700	326,653
		1,574,575
Tobacco - 1.1%
Altria Group, Inc.	54,850	4,707,227
TOTAL CONSUMER STAPLES		18,001,977
ENERGY - 7.3%
Energy Equipment & Services - 4.5%
Baker Hughes, Inc.	11,400	851,124
BJ Services Co.	12,300	360,636
Cameron International Corp. (a)	12,600	668,430
Global Industries Ltd. (a)	11,000	143,440
GlobalSantaFe Corp.	7,000	411,460
Halliburton Co.	73,300	2,275,965
Input/Output, Inc. (a)	900	12,267
Nabors Industries Ltd. (a)	10,300	306,734
National Oilwell Varco, Inc. (a)	119,900	7,335,468
Noble Corp.	6,600	502,590
Pride International, Inc. (a)	109,300	3,280,093
Schlumberger Ltd. (NY Shares)	1,300	82,108
Smith International, Inc.	23,400	961,038
Superior Energy Services, Inc. (a)	6,300	205,884
Transocean, Inc. (a)	4,800	388,272
W-H Energy Services, Inc. (a)	5,600	272,664
Weatherford International Ltd. (a)	41,900	1,751,001
Willbros Group, Inc. (a)(e)	3,000	56,700
		19,865,874
Oil, Gas & Consumable Fuels - 2.8%
Alpha Natural Resources, Inc. (a)	9,300	132,339
Aurora Oil & Gas Corp. (a)	96,913	311,091
Cabot Oil & Gas Corp.	5,500	333,575
Cameco Corp.	300	12,144
Chesapeake Energy Corp.	17,300	502,565
China Coal Energy Co. Ltd. (H Shares)	18,000	11,686
Ellora Energy, Inc. (a)(f)	30,267	363,204
EnCana Corp.	1,800	82,837
Energy Partners Ltd. (a)	8,400	205,128
EOG Resources, Inc.	7,200	449,640
Evergreen Energy, Inc. (a)(e)	16,500	164,175
Foundation Coal Holdings, Inc.	9,100	289,016
Goodrich Petroleum Corp.	5,200	188,136
Helix Energy Solutions Group, Inc. (a)	7,900	247,823
International Coal Group, Inc. (a)	16,700	91,015
Mariner Energy, Inc. (a)	3,100	60,760
Massey Energy Co.	9,400	218,362
Noble Energy, Inc.	3,200	157,024
OMI Corp.	9,600	203,232
Petroleum Development Corp. (a)	4,400	189,420
Petroplus Holdings AG	5,300	321,752
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	8,400	$ 399,252
Quicksilver Resources, Inc. (a)	14,500	530,555
Range Resources Corp.	22,950	630,207
Southwestern Energy Co. (a)	15,200	532,760
SXR Uranium One, Inc. (a)	36,400	499,485
Teekay Offshore Partners LP (a)	700	18,452
Tesoro Corp.	1,900	124,963
Ultra Petroleum Corp. (a)	7,700	367,675
Valero Energy Corp.	84,197	4,307,519
Williams Companies, Inc.	10,000	261,200
		12,206,992
TOTAL ENERGY		32,072,866
FINANCIALS - 14.3%
Capital Markets - 1.9%
American Capital Strategies Ltd.	10,200	471,852
Ameriprise Financial, Inc.	1,980	107,910
Bank of New York Co., Inc.	20,900	822,833
Charles Schwab Corp.	1,400	27,076
Cowen Group, Inc.	12,760	269,874
E*TRADE Financial Corp.	42,100	943,882
Franklin Resources, Inc.	1,600	176,272
Goldman Sachs Group, Inc.	2,400	478,440
Investors Financial Services Corp.	4,753	202,811
Lazard Ltd. Class A	14,800	700,632
Lehman Brothers Holdings, Inc.	5,000	390,600
Mellon Financial Corp.	5,200	219,180
Merrill Lynch & Co., Inc.	20,900	1,945,790
Northern Trust Corp.	5,600	339,864
State Street Corp.	7,500	505,800
TD Ameritrade Holding Corp.	800	12,944
Thomas Weisel Partners Group, Inc.	10,938	230,792
UBS AG (Reg.)	8,243	497,300
		8,343,852
Commercial Banks - 2.5%
ABN-AMRO Holding NV sponsored ADR	11,000	352,550
Aozora Bank Ltd.	13,000	50,559
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	23,300	560,598
Banco Nossa Caixa SA	13,900	319,964
Bank of Baroda	2,672	15,905
Barclays PLC	2,700	39,245
Boston Private Financial Holdings, Inc.	8,000	225,680
Colonial Bancgroup, Inc.	17,300	445,302
Erste Bank AG	400	30,681
Hanmi Financial Corp.	13,300	299,649
Industrial & Commercial Bank of China	198,000	122,950
Nara Bancorp, Inc.	8,700	182,004
National Australia Bank Ltd.	13,010	414,369

	Shares	Value (Note 1)
PNC Financial Services Group, Inc.	13,200	$ 977,328
R&G Financial Corp. Class B	29,900	228,735
Societe Generale Series A	1,910	324,275
SVB Financial Group (a)	3,600	167,832
Synovus Financial Corp.	10,200	314,466
UCBH Holdings, Inc.	31,900	560,164
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,600	148,736
Unicredito Italiano Spa	39,100	342,756
UnionBanCal Corp.	500	30,625
Wachovia Corp.	43,627	2,484,558
Wells Fargo & Co.	56,100	1,994,916
Wilshire Bancorp, Inc.	14,500	275,065
Wintrust Financial Corp.	3,800	182,476
Zions Bancorp	400	32,976
		11,124,364
Consumer Finance - 0.5%
Aiful Corp.	2,700	75,976
American Express Co.	9,700	588,499
Capital One Financial Corp. (e)	10,400	798,928
ORIX Corp.	990	286,480
SLM Corp.	7,900	385,283
		2,135,166
Diversified Financial Services - 3.1%
Bank of America Corp.	83,605	4,463,671
Citigroup, Inc.	51,600	2,874,120
FirstRand Ltd.	52,100	165,090
JPMorgan Chase & Co.	96,000	4,636,800
Kotak Mahindra Bank Ltd. sponsored GDR (f)	10,283	92,886
Moody's Corp.	2,500	172,650
PICO Holdings, Inc. (a)	1,388	48,261
PICO Holdings, Inc. (a)(i)	40,108	1,394,555
		13,848,033
Insurance - 3.1%
ACE Ltd.	20,300	1,229,571
AFLAC, Inc.	12,800	588,800
American International Group, Inc.	58,350	4,181,361
Aspen Insurance Holdings Ltd.	20,100	529,836
Axis Capital Holdings Ltd.	3,300	110,121
Endurance Specialty Holdings Ltd.	5,600	204,848
Fidelity National Financial, Inc. Class A	8,800	210,144
First Mercury Financial Corp.	900	21,168
Hartford Financial Services Group, Inc.	10,900	1,017,079
IPC Holdings Ltd.	6,200	194,990
MBIA, Inc.	2,200	160,732
MetLife, Inc.	12,800	755,328
Montpelier Re Holdings Ltd.	12,400	230,764
Navigators Group, Inc. (a)	3,500	168,630
PartnerRe Ltd.	6,800	483,004
Platinum Underwriters Holdings Ltd.	8,600	266,084
Prudential Financial, Inc.	5,900	506,574
PXRE Group Ltd.	19,800	91,278
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Scottish Re Group Ltd.	52,300	$ 279,282
T&D Holdings, Inc.	6,850	452,831
The St. Paul Travelers Companies, Inc.	15,249	818,719
Universal American Financial Corp. (a)	16,400	305,696
USI Holdings Corp. (a)	13,700	210,432
XL Capital Ltd. Class A	5,700	410,514
		13,427,786
Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc.	1,900	190,760
Annaly Capital Management, Inc.	39,000	542,490
BioMed Realty Trust, Inc.	3,600	102,960
Brandywine Realty Trust (SBI)	1,800	59,850
CapitalSource, Inc.	10,800	294,948
CBL & Associates Properties, Inc.	4,200	182,070
CBRE Realty Finance, Inc.	5,500	86,405
Columbia Equity Trust, Inc.	4,600	87,906
Developers Diversified Realty Corp.	12,400	780,580
Douglas Emmett, Inc.	2,500	66,475
Duke Realty LP	9,500	388,550
Education Realty Trust, Inc.	4,406	65,077
Equity Lifestyle Properties, Inc.	900	48,987
Equity Office Properties Trust	18,700	900,779
Equity One, Inc.	6,300	167,958
Equity Residential (SBI)	3,400	172,550
General Growth Properties, Inc.	7,900	412,617
Health Care Property Investors, Inc.	2,400	88,368
Highwoods Properties, Inc. (SBI)	2,300	93,748
HomeBanc Mortgage Corp., Georgia	17,300	73,179
Host Hotels & Resorts, Inc.	14,277	350,500
Pennsylvania (REIT) (SBI)	3,600	141,768
Potlatch Corp.	1,600	70,112
Public Storage, Inc.	1,800	175,500
Ramco-Gershenson Properties Trust (SBI)	2,100	80,094
Spirit Finance Corp.	4,500	56,115
Tanger Factory Outlet Centers, Inc.	1,500	58,620
United Dominion Realty Trust, Inc. (SBI)	25,900	823,361
Ventas, Inc.	4,800	203,136
Vornado Realty Trust	4,500	546,750
		7,312,213
Real Estate Management & Development - 0.1%
Mitsubishi Estate Co. Ltd.	8,000	206,972
Mitsui Fudosan Co. Ltd.	11,000	268,417
		475,389
Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp.	23,100	980,595
Doral Financial Corp.	4,200	12,054
Fannie Mae	27,500	1,633,225
Freddie Mac	23,900	1,622,810
Hudson City Bancorp, Inc.	41,700	578,796

	Shares	Value (Note 1)
MGIC Investment Corp.	3,900	$ 243,906
NetBank, Inc.	73,700	341,968
NewAlliance Bancshares, Inc.	15,500	254,200
Radian Group, Inc.	5,100	274,941
W Holding Co., Inc.	36,500	217,540
		6,160,035
TOTAL FINANCIALS		62,826,838
HEALTH CARE - 6.4%
Biotechnology - 0.9%
Amgen, Inc. (a)	10,700	730,917
Biogen Idec, Inc. (a)	6,300	309,897
Cephalon, Inc. (a)	12,300	866,043
DUSA Pharmaceuticals, Inc. (a)	19,800	85,140
Genentech, Inc. (a)	3,700	300,181
Gilead Sciences, Inc. (a)	4,300	279,199
MannKind Corp. (a)	11,800	194,582
MedImmune, Inc. (a)	12,900	417,573
OSI Pharmaceuticals, Inc. (a)	10,700	374,286
PDL BioPharma, Inc. (a)	6,200	124,868
Solexa, Inc. (a)	12,826	168,662
Vertex Pharmaceuticals, Inc. (a)	4,200	157,164
		4,008,512
Health Care Equipment & Supplies - 1.2%
Advanced Medical Optics, Inc. (a)	9,100	320,320
Alcon, Inc.	3,880	433,668
American Medical Systems Holdings, Inc. (a)	6,300	116,676
ArthroCare Corp. (a)	4,231	168,902
Aspect Medical Systems, Inc. (a)	14,700	276,507
Baxter International, Inc.	27,300	1,266,447
Becton, Dickinson & Co.	3,900	273,585
C.R. Bard, Inc.	7,600	630,572
Cooper Companies, Inc.	13,300	591,850
Dade Behring Holdings, Inc.	4,230	168,396
Hologic, Inc. (a)	400	18,912
Inverness Medical Innovations, Inc. (a)	9,300	359,910
Inverness Medical Innovations, Inc. (a)(i)	6,471	250,428
Respironics, Inc. (a)	8,400	317,100
		5,193,273
Health Care Providers & Services - 1.8%
Acibadem Saglik Hizmetleri AS	21,000	225,503
Brookdale Senior Living, Inc.	6,600	316,800
Cardinal Health, Inc.	3,800	244,834
Caremark Rx, Inc.	7,200	411,192
Community Health Systems, Inc. (a)	3,700	135,124
DaVita, Inc. (a)	5,000	284,400
Health Net, Inc. (a)	19,100	929,406
Humana, Inc. (a)	4,314	238,607
McKesson Corp.	6,600	334,620
Medco Health Solutions, Inc. (a)	12,400	662,656
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Omnicare, Inc.	12,900	$ 498,327
Sierra Health Services, Inc. (a)	8,400	302,736
Sunrise Senior Living, Inc. (a)	9,000	276,480
United Surgical Partners International, Inc. (a)	13,300	377,055
UnitedHealth Group, Inc.	49,000	2,632,770
		7,870,510
Health Care Technology - 0.3%
Cerner Corp. (a)	7,400	336,700
Eclipsys Corp. (a)	7,600	156,256
Emdeon Corp. (a)	34,800	431,172
IMS Health, Inc.	9,700	266,556
		1,190,684
Life Sciences Tools & Services - 0.3%
Affymetrix, Inc. (a)	9,172	211,506
Charles River Laboratories International, Inc. (a)	16,700	722,275
Pharmaceutical Product Development, Inc.	4,500	144,990
Thermo Fisher Scientific, Inc. (a)	1,400	63,406
Varian, Inc. (a)	4,900	219,471
		1,361,648
Pharmaceuticals - 1.9%
Atherogenics, Inc. (a)	10,800	107,028
Barr Pharmaceuticals, Inc. (a)	8,300	415,996
Endo Pharmaceuticals Holdings, Inc. (a)	10,842	299,022
Johnson & Johnson	34,100	2,251,282
Merck & Co., Inc.	40,700	1,774,520
MGI Pharma, Inc. (a)	19,961	367,482
New River Pharmaceuticals, Inc. (a)	10,400	568,984
Novartis AG sponsored ADR	13,200	758,208
Schering-Plough Corp.	13,400	316,776
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,100	562,548
Wyeth	22,000	1,120,240
		8,542,086
TOTAL HEALTH CARE		28,166,713
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.3%
DRS Technologies, Inc.	7,900	416,172
DynCorp International, Inc. Class A	14,300	226,941
General Dynamics Corp.	14,000	1,040,900
Hexcel Corp. (a)	42,178	734,319
Honeywell International, Inc.	23,600	1,067,664
KBR, Inc.	5,100	133,416
Precision Castparts Corp.	4,550	356,174
Raytheon Co.	10,600	559,680
Raytheon Co. warrants 6/16/11 (a)	200	3,584

	Shares	Value (Note 1)
Rockwell Collins, Inc.	6,300	$ 398,727
Spirit AeroSystems Holdings, Inc. Class A	5,900	197,473
Stanley, Inc.	800	13,528
United Technologies Corp.	11,500	718,980
		5,867,558
Air Freight & Logistics - 0.4%
EGL, Inc. (a)	10,200	303,756
FedEx Corp.	2,700	293,274
Forward Air Corp.	3,700	107,041
United Parcel Service, Inc. Class B	7,500	562,350
UTI Worldwide, Inc.	10,600	316,940
		1,583,361
Airlines - 0.3%
AirTran Holdings, Inc. (a)	60,300	707,922
Frontier Airlines Holdings, Inc. (a)(e)	66,100	489,140
TAM SA (PN) sponsored ADR (ltd. vtg.)	8,100	243,081
		1,440,143
Building Products - 0.1%
Goodman Global, Inc.	6,995	120,314
Masco Corp.	16,200	483,894
		604,208
Commercial Services & Supplies - 0.8%
Administaff, Inc.	4,900	209,573
Allied Waste Industries, Inc.	17,000	208,930
CDI Corp.	5,257	130,899
Cintas Corp.	8,300	329,593
Clean Harbors, Inc. (a)	12,900	624,489
Comsys IT Partners, Inc. (a)	437	8,832
Covanta Holding Corp. (a)	19,300	425,372
Diamond Management & Technology Consultants, Inc.	19,667	244,657
Kforce, Inc. (a)	15,588	189,706
The Brink's Co.	10,700	683,944
Waste Management, Inc.	12,100	444,917
		3,500,912
Construction & Engineering - 1.2%
Chicago Bridge & Iron Co. NV (NY Shares)	35,300	965,102
Fluor Corp.	25,200	2,057,580
Foster Wheeler Ltd. (a)	2,400	132,336
Hyundai Engineering & Construction Co. Ltd. (a)	4,853	297,442
Infrasource Services, Inc. (a)	900	19,593
Shaw Group, Inc. (a)	40,600	1,360,100
Washington Group International, Inc.	7,728	462,057
		5,294,210
Electrical Equipment - 0.1%
ABB Ltd. sponsored ADR	13,600	244,528
Cooper Industries Ltd. Class A	2,000	180,860
GrafTech International Ltd. (a)	12,300	85,116
		510,504
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.6%
General Electric Co.	128,200	$ 4,770,322
McDermott International, Inc. (a)	11,100	564,546
Smiths Group PLC	1,669	32,410
Tyco International Ltd.	47,100	1,431,840
		6,799,118
Machinery - 0.5%
Atlas Copco AB (B Shares)	10,400	337,263
Briggs & Stratton Corp.	8,500	229,075
Danaher Corp.	3,600	260,784
Deere & Co.	6,600	627,462
Flowserve Corp. (a)	3,900	196,833
Gardner Denver, Inc. (a)	5,100	190,281
Oshkosh Truck Co.	4,400	213,048
		2,054,746
Marine - 0.3%
Alexander & Baldwin, Inc.	21,427	950,073
American Commercial Lines, Inc. (a)	3,000	196,530
		1,146,603
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	11,600	856,196
Canadian National Railway Co.	2,900	124,531
CSX Corp.	14,200	488,906
Laidlaw International, Inc.	32,100	976,803
Norfolk Southern Corp.	3,200	160,928
Universal Truckload Services, Inc. (a)	5,460	129,675
YRC Worldwide, Inc. (a)	2,000	75,460
		2,812,499
Trading Companies & Distributors - 0.3%
UAP Holding Corp.	16,600	417,988
WESCO International, Inc. (a)	16,000	940,960
		1,358,948
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	9,100	356,629
TOTAL INDUSTRIALS		33,329,439
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.0%
Adtran, Inc.	4,900	111,230
Alcatel-Lucent SA sponsored ADR	21,062	299,502
Andrew Corp. (a)	23,100	236,313
Blue Coat Systems, Inc. (a)	10,200	244,290
Comverse Technology, Inc. (a)	2,700	56,997
Dycom Industries, Inc. (a)	32,500	686,400
Harris Corp.	15,400	706,244
Juniper Networks, Inc. (a)	6,200	117,428
MasTec, Inc. (a)	34,200	394,668
Motorola, Inc.	31,200	641,472
Nortel Networks Corp. (a)	12,150	325,945

	Shares	Value (Note 1)
Powerwave Technologies, Inc. (a)	10,700	$ 69,015
QUALCOMM, Inc.	8,500	321,215
		4,210,719
Computers & Peripherals - 1.3%
Electronics for Imaging, Inc. (a)	15,000	398,700
Hewlett-Packard Co.	27,200	1,120,368
Hutchinson Technology, Inc. (a)	5,500	129,635
Imation Corp.	3,800	176,434
Intermec, Inc. (a)	13,454	326,529
International Business Machines Corp.	1,800	174,870
NCR Corp. (a)	17,000	726,920
Seagate Technology	92,327	2,446,666
Sun Microsystems, Inc. (a)	61,900	335,498
		5,835,620
Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc. (a)	18,200	634,270
Amphenol Corp. Class A	12,100	751,168
Avnet, Inc. (a)	14,600	372,738
CPI International, Inc.	2,100	31,500
Flextronics International Ltd. (a)	92,000	1,056,160
FLIR Systems, Inc. (a)	8,459	269,250
Ingram Micro, Inc. Class A (a)	25,700	524,537
Jabil Circuit, Inc.	6,100	149,755
Molex, Inc.	8,400	265,692
Solectron Corp. (a)	206,000	663,320
Symbol Technologies, Inc.	11,500	171,810
Tektronix, Inc.	11,600	338,372
		5,228,572
Internet Software & Services - 0.5%
aQuantive, Inc. (a)	4,000	98,640
Google, Inc. Class A (sub. vtg.) (a)	2,560	1,178,829
ValueClick, Inc. (a)	5,400	127,602
VeriSign, Inc. (a)	8,500	204,425
Yahoo!, Inc. (a)	29,500	753,430
		2,362,926
IT Services - 0.3%
First Data Corp.	14,000	357,280
Paychex, Inc.	6,500	257,010
Satyam Computer Services Ltd. sponsored ADR	12,600	302,526
SI International, Inc. (a)	3,400	110,228
The Western Union Co.	12,600	282,492
Unisys Corp. (a)	9,800	76,832
		1,386,368
Office Electronics - 0.2%
Xerox Corp. (a)	44,700	757,665
Semiconductors & Semiconductor Equipment - 3.0%
Agere Systems, Inc. (a)	12,100	231,957
Altera Corp. (a)	7,500	147,600
AMIS Holdings, Inc. (a)	28,000	295,960
Analog Devices, Inc.	17,300	568,651
Applied Micro Circuits Corp. (a)	42,700	152,012
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ASAT Holdings Ltd. warrants 7/24/11 (a)	48	$ 230
ASML Holding NV (NY Shares) (a)	25,900	637,917
Atmel Corp. (a)	34,500	208,725
ATMI, Inc. (a)	23,043	703,503
Axcelis Technologies, Inc. (a)	68,500	399,355
Credence Systems Corp. (a)	62,057	322,696
Cymer, Inc. (a)	7,900	347,205
Cypress Semiconductor Corp. (a)	35,000	590,450
DSP Group, Inc. (a)	11,600	251,720
Entegris, Inc. (a)	15,600	168,792
Exar Corp. (a)	4,500	58,500
Fairchild Semiconductor International, Inc. (a)	42,800	719,468
Hittite Microwave Corp. (a)	8,860	286,355
Integrated Device Technology, Inc. (a)	26,600	411,768
Intel Corp.	20,200	409,050
Intersil Corp. Class A	35,500	849,160
Linear Technology Corp.	7,700	233,464
LTX Corp. (a)	56,000	313,600
Maxim Integrated Products, Inc.	19,000	581,780
Microchip Technology, Inc.	15,900	519,930
Microsemi Corp. (a)	13,000	255,450
National Semiconductor Corp.	44,000	998,800
PMC-Sierra, Inc. (a)	20,200	135,542
Renewable Energy Corp. AS	5,800	106,047
Rudolph Technologies, Inc. (a)	23,076	367,370
Samsung Electronics Co. Ltd.	1,210	797,559
Spansion, Inc. Class A	24,000	356,640
Teradyne, Inc. (a)	15,500	231,880
Verigy Ltd.	3,654	64,859
Xilinx, Inc.	14,700	350,007
		13,074,002
Software - 1.5%
Amdocs Ltd. (a)	5,400	209,250
BEA Systems, Inc. (a)	29,150	366,707
Cognos, Inc. (a)	11,900	505,274
Fair, Isaac & Co., Inc.	12,100	491,865
Hyperion Solutions Corp. (a)	10,600	380,964
Macrovision Corp. (a)	5,306	149,948
Microsoft Corp.	52,600	1,570,636
Nintendo Co. Ltd.	4,900	1,271,819
Opsware, Inc. (a)	26,031	229,593
Parametric Technology Corp. (a)	8,100	145,962
Quest Software, Inc. (a)	11,600	169,940
Symantec Corp. (a)	18,305	381,659

	Shares	Value (Note 1)
Take-Two Interactive Software, Inc. (a)	33,176	$ 589,206
Wind River Systems, Inc. (a)	25,000	256,250
		6,719,073
TOTAL INFORMATION TECHNOLOGY		39,574,945
MATERIALS - 4.0%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	3,600	253,008
Arkema sponsored ADR (a)	5,800	296,670
Ashland, Inc.	11,700	809,406
Celanese Corp. Class A	31,200	807,456
Chemtura Corp.	70,900	682,767
Cytec Industries, Inc.	8,600	485,986
FMC Corp.	4,400	336,820
Israel Chemicals Ltd.	58,600	366,359
Monsanto Co.	17,400	914,022
The Mosaic Co.	44,400	948,384
		5,900,878
Construction Materials - 0.1%
Texas Industries, Inc. (e)	7,000	449,610
Containers & Packaging - 0.2%
Owens-Illinois, Inc.	21,300	392,985
Smurfit-Stone Container Corp. (a)	25,802	272,469
		665,454
Metals & Mining - 2.3%
Agnico-Eagle Mines Ltd.	400	16,497
Alcoa, Inc.	39,200	1,176,392
Allegheny Technologies, Inc.	10,800	979,344
Aquarius Platinum Ltd. (Australia)	7,100	156,821
Carpenter Technology Corp.	5,400	553,608
Compass Minerals International, Inc.	13,200	416,592
Goldcorp, Inc.	22,100	627,557
IPSCO, Inc.	2,900	272,223
Meridian Gold, Inc. (a)	34,300	953,987
Mittal Steel Co. NV Class A (NY Shares)	3,600	151,848
Oregon Steel Mills, Inc. (a)	8,797	549,021
Phelps Dodge Corp.	5,348	640,263
Reliance Steel & Aluminum Co.	7,700	303,226
Stillwater Mining Co. (a)	24,800	309,752
Sumitomo Metal Industries Ltd.	18,000	78,169
Teck Cominco Ltd. Class B (sub. vtg.)	6,400	482,470
Titanium Metals Corp.	89,618	2,644,627
		10,312,397
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	2,700	58,131
Weyerhaeuser Co.	4,800	339,120
		397,251
TOTAL MATERIALS		17,725,590
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	79,370	$ 2,837,478
BellSouth Corp.	76,400	3,599,204
Cogent Communications Group, Inc. (a)	8,900	144,358
Covad Communications Group, Inc. (a)	257,200	354,936
Telenor ASA sponsored ADR	4,300	242,649
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,800	35,874
Verizon Communications, Inc.	84,000	3,128,160
		10,342,659
Wireless Telecommunication Services - 0.4%
America Movil SA de CV Series L sponsored ADR	6,300	284,886
American Tower Corp. Class A (a)	16,670	621,458
Crown Castle International Corp. (a)	10,900	352,070
DigitalGlobe, Inc. (a)(f)	163	408
NII Holdings, Inc. (a)	7,400	476,856
Vivo Participacoes SA (PN) sponsored ADR	52,000	213,200
		1,948,878
TOTAL TELECOMMUNICATION SERVICES		12,291,537
UTILITIES - 2.5%
Electric Utilities - 0.9%
Ceske Energeticke Zavody AS	100	4,608
DPL, Inc.	10,600	294,468
E.ON AG	2,700	366,039
Edison International	8,700	395,676
Entergy Corp.	10,100	932,432
Exelon Corp.	8,956	554,287
FPL Group, Inc.	10,900	593,178
PPL Corp.	15,900	569,856
Reliant Energy, Inc. (a)	12,400	176,204
		3,886,748
Gas Utilities - 0.1%
Equitable Resources, Inc.	9,300	388,275
Independent Power Producers & Energy Traders - 1.0%
AES Corp. (a)	88,200	1,943,928
Constellation Energy Group, Inc.	3,000	206,610
Mirant Corp. (a)	10,900	344,113
NRG Energy, Inc.	8,500	476,085
TXU Corp.	32,200	1,745,562
		4,716,298
Multi-Utilities - 0.5%
CMS Energy Corp. (a)	37,300	622,910
Dominion Resources, Inc.	8,200	687,488
PG&E Corp.	6,200	293,446

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	7,200	$ 477,936
RWE AG	700	77,166
		2,158,946
TOTAL UTILITIES		11,150,267
TOTAL COMMON STOCKS (Cost $239,866,254)		281,331,818
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Insurance - 0.1%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	4,400	134,112
XL Capital Ltd. 6.50%	8,800	206,888
		341,000
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	409
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $331,242)		341,409
Corporate Bonds - 1.7%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Ford Motor Co. 4.25% 12/15/36	$ 130,000	139,139
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
McMoRan Exploration Co. 6% 7/2/08	260,000	311,254
HEALTH CARE - 0.1%
Biotechnology - 0.0%
MannKind Corp. 3.75% 12/15/13	90,000	92,982
Pharmaceuticals - 0.1%
New River Pharmaceuticals, Inc. 3.5% 8/1/13 (f)	180,000	309,186
TOTAL HEALTH CARE		402,168
TOTAL CONVERTIBLE BONDS		852,561
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
The Goodyear Tire & Rubber Co.:
8.625% 12/1/11 (f)	$ 10,000	$ 10,325
9% 7/1/15	20,000	20,950
		31,275
Automobiles - 0.0%
General Motors Corp. 8.375% 7/15/33	30,000	27,675
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 7.875% 1/15/15	50,000	48,813
Education Management LLC/Education Management Finance Corp. 8.75% 6/1/14 (f)	20,000	20,700
		69,513
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp. 9% 1/15/13	80,000	81,600
MGM Mirage, Inc. 5.875% 2/27/14	70,000	64,575
Six Flags, Inc. 9.625% 6/1/14	15,000	13,913
Trump Entertainment Resorts Holdings LP 8.5% 6/1/15	5,000	4,988
		165,076
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	15,000	14,850
Media - 0.1%
Cablevision Systems Corp. 9.87% 4/1/09 (g)	50,000	52,438
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10	30,000	31,463
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	80,000	82,200
CSC Holdings, Inc. 7.625% 4/1/11	40,000	40,900
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	39,000	42,510
EchoStar Communications Corp. 7.125% 2/1/16	40,000	39,952
MediMedia USA, Inc. 11.375% 11/15/14 (f)	10,000	10,475
Nielsen Finance LLC/Co. 10% 8/1/14 (f)	50,000	54,000
PanAmSat Corp. 9% 6/15/16 (f)	50,000	52,938
Paxson Communications Corp.:
8.6238% 1/15/12 (f)(g)	65,000	65,975

	Principal Amount	Value (Note 1)
11.6238% 1/15/13 (f)(g)	$ 30,000	$ 30,300
The Reader's Digest Association, Inc. 6.5% 3/1/11	25,000	25,656
		528,807
Specialty Retail - 0.1%
Asbury Automotive Group, Inc. 8% 3/15/14	60,000	60,750
AutoNation, Inc. 7.3738% 4/15/13 (g)	10,000	10,038
GNC Parent Corp. 12.14% 12/1/11 pay-in-kind (f)(g)	30,000	30,000
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	20,000	20,900
Sally Holdings LLC:
9.25% 11/15/14 (f)	20,000	20,450
10.5% 11/15/16 (f)	20,000	20,450
Sonic Automotive, Inc. 8.625% 8/15/13	110,000	113,300
United Auto Group, Inc. 7.75% 12/15/16 (f)	30,000	30,038
		305,926
Textiles, Apparel & Luxury Goods - 0.0%
Hanesbrands, Inc. 8.735% 12/15/14 (f)(g)	20,000	20,325
TOTAL CONSUMER DISCRETIONARY		1,163,447
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Jean Coutu Group, Inc. 7.625% 8/1/12	15,000	15,750
Rite Aid Corp.:
6.875% 8/15/13	5,000	4,375
7.7% 2/15/27	30,000	24,600
		44,725
Food Products - 0.0%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	40,000	41,900
Swift & Co. 10.125% 10/1/09	40,000	40,800
		82,700
Tobacco - 0.0%
Reynolds American, Inc. 7.625% 6/1/16	30,000	32,100
TOTAL CONSUMER STAPLES		159,525
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Complete Production Services, Inc. 8% 12/15/16 (f)	30,000	30,675
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	20,000	19,100
		49,775
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp.:
6.5% 8/15/17	$ 15,000	$ 14,606
6.625% 1/15/16	5,000	4,988
7.5% 6/15/14	40,000	41,600
El Paso Corp.:
7.625% 9/1/08	10,000	10,268
7.75% 6/15/10	35,000	36,767
7.875% 6/15/12	85,000	89,463
Massey Energy Co. 6.875% 12/15/13	40,000	37,600
Petrohawk Energy Corp. 9.125% 7/15/13	30,000	31,350
Plains All American Pipeline LP 6.65% 1/15/37 (f)	165,000	167,521
Pogo Producing Co.:
6.625% 3/15/15	30,000	28,650
7.875% 5/1/13	15,000	15,225
Range Resources Corp. 7.375% 7/15/13	20,000	20,400
Tennessee Gas Pipeline Co.:
7% 10/15/28	15,000	15,810
8.375% 6/15/32	10,000	11,913
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17 (f)	30,000	30,600
		556,761
TOTAL ENERGY		606,536
FINANCIALS - 0.2%
Capital Markets - 0.0%
Janus Capital Group, Inc. 5.875% 9/15/11	52,000	52,329
Consumer Finance - 0.1%
Ford Motor Credit Co.:
6.315% 3/21/07 (g)	20,000	19,976
7% 10/1/13	45,000	42,975
9.75% 9/15/10 (f)	10,000	10,625
9.8238% 4/15/12 (g)	20,000	21,325
9.875% 8/10/11	115,000	122,995
General Motors Acceptance Corp.:
6.75% 12/1/14	75,000	77,250
6.875% 9/15/11	35,000	35,875
6.875% 8/28/12	15,000	15,402
8% 11/1/31	25,000	28,625
GMAC LLC 6% 12/15/11	30,000	29,775
		404,823

	Principal Amount	Value (Note 1)
Diversified Financial Services - 0.0%
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (f)	$ 20,000	$ 21,100
Real Estate Investment Trusts - 0.1%
Host Hotels & Resorts LP 6.875% 11/1/14 (f)	60,000	60,975
Mack-Cali Realty LP 7.25% 3/15/09	55,000	56,797
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (f)	50,000	50,990
Simon Property Group LP 7.75% 1/20/11	30,000	32,507
Ventas Realty LP:
6.5% 6/1/16	30,000	30,413
6.75% 4/1/17	20,000	20,500
		252,182
TOTAL FINANCIALS		730,434
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 7.25% 3/15/15	40,000	40,700
HCA, Inc.:
9.125% 11/15/14 (f)	30,000	32,025
9.25% 11/15/16 (f)	65,000	69,469
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	25,000	25,281
Skilled Healthcare Group, Inc. 11% 1/15/14 (f)	20,000	22,000
Tenet Healthcare Corp. 9.875% 7/1/14	45,000	45,900
		235,375
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Bombardier, Inc. 8% 11/15/14 (f)	140,000	143,150
Airlines - 0.0%
AMR Corp. 9% 8/1/12	30,000	32,064
Delta Air Lines, Inc. 8.3% 12/15/29 (d)	115,000	77,050
		109,114
Commercial Services & Supplies - 0.1%
Allied Security Escrow Corp. 11.375% 7/15/11	20,000	20,400
Allied Waste North America, Inc.:
7.125% 5/15/16	30,000	29,700
8.5% 12/1/08	60,000	63,150
Cenveo Corp. 7.875% 12/1/13	70,000	67,200
Corrections Corp. of America 6.75% 1/31/14	20,000	20,150
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (f)	25,000	25,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
IKON Office Solutions, Inc. 7.75% 9/15/15	$ 10,000	$ 10,438
Rental Service Co. 9.5% 12/1/14 (f)	20,000	20,600
		257,013
Marine - 0.0%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	68,000	75,480
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (f)	30,000	30,075
		105,555
Road & Rail - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (f)	20,000	19,400
7.8738% 5/15/14 (f)(g)	10,000	9,675
Hertz Corp.:
8.875% 1/1/14 (f)	30,000	31,500
10.5% 1/1/16 (f)	15,000	16,425
		77,000
Trading Companies & Distributors - 0.0%
Ashtead Capital, Inc. 9% 8/15/16 (f)	20,000	21,350
H&E Equipment Services, Inc. 8.375% 7/15/16	20,000	20,950
Penhall International Corp. 12% 8/1/14 (f)	20,000	21,700
		64,000
TOTAL INDUSTRIALS		755,832
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14	95,000	93,100
Nortel Networks Corp.:
9.6238% 7/15/11 (f)(g)	30,000	31,613
10.125% 7/15/13 (f)	30,000	32,475
10.75% 7/15/16 (f)	30,000	32,775
		189,963
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 6.8% 10/1/16	30,000	30,000
Electronic Equipment & Instruments - 0.0%
NXP BV 9.5% 10/15/15 (f)	75,000	77,063

	Principal Amount	Value (Note 1)
Sanmina-SCI Corp. 8.125% 3/1/16	$ 20,000	$ 19,200
Solectron Global Finance Ltd. 8% 3/15/16	10,000	10,100
		106,363
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	15,000	14,325
SunGard Data Systems, Inc.:
9.125% 8/15/13	50,000	52,500
9.9725% 8/15/13 (g)	30,000	31,050
		97,875
Office Electronics - 0.0%
Xerox Capital Trust I 8% 2/1/27	70,000	71,750
Xerox Corp. 7.125% 6/15/10	25,000	26,281
		98,031
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 9.25% 6/1/16	30,000	29,325
Avago Technologies Finance Ltd. 10.125% 12/1/13 (f)	40,000	42,100
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (f)	30,000	29,964
9.125% 12/15/14 pay-in-kind (f)	40,000	39,752
9.25% 12/15/14 (f)(g)	40,000	39,652
10.125% 12/15/16 (f)	30,000	30,039
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 6.875% 12/15/11	25,000	21,000
		231,832
Software - 0.0%
Activant Solutions, Inc. 9.5% 5/1/16 (f)	20,000	18,500
Serena Software, Inc. 10.375% 3/15/16	30,000	31,875
		50,375
TOTAL INFORMATION TECHNOLOGY		804,439
MATERIALS - 0.1%
Chemicals - 0.1%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	62,000	68,510
Lyondell Chemical Co. 8.25% 9/15/16	20,000	20,925
Momentive Performance Materials, Inc.:
9.75% 12/1/14 (f)	60,000	60,075
10.125% 12/1/14 (f)	30,000	30,300
Phibro Animal Health Corp. 10% 8/1/13 (f)	20,000	20,750
		200,560
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.0%
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	$ 50,000	$ 51,625
8.75% 11/15/12	25,000	26,500
		78,125
Metals & Mining - 0.0%
FMG Finance Property Ltd.:
10% 9/1/13 (f)	20,000	20,600
10.625% 9/1/16 (f)	30,000	32,100
Novelis, Inc. 8.25% 2/15/15 (f)(g)	20,000	19,000
PNA Group, Inc. 10.75% 9/1/16 (f)	10,000	10,350
		82,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7% 1/15/15 (f)	25,000	25,093
8.125% 5/15/11	120,000	125,700
		150,793
TOTAL MATERIALS		511,528
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat Ltd. 9.25% 6/15/16 (f)	80,000	85,400
Level 3 Financing, Inc. 9.25% 11/1/14 (f)	70,000	71,225
NTL Cable PLC 9.125% 8/15/16	20,000	21,050
Qwest Capital Funding, Inc. 7% 8/3/09	60,000	60,900
Qwest Corp.:
8.61% 6/15/13 (g)	90,000	97,497
8.875% 3/15/12	45,000	50,119
Telecom Italia Capital SA 7.2% 7/18/36	95,000	99,248
Wind Acquisition Finance SA 10.75% 12/1/15 (f)	20,000	22,950
Windstream Corp.:
8.125% 8/1/13 (f)	15,000	16,257
8.625% 8/1/16 (f)	40,000	43,900
		568,546

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.1%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	$ 25,000	$ 27,030
Centennial Communications Corp. 10% 1/1/13	20,000	21,250
Cricket Communications, Inc. 9.375% 11/1/14 (f)	60,000	63,150
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	20,000	19,150
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (g)	70,000	70,613
Rogers Communications, Inc.:
6.375% 3/1/14	115,000	117,013
8.485% 12/15/10 (g)	50,000	51,125
		369,331
TOTAL TELECOMMUNICATION SERVICES		937,877
UTILITIES - 0.2%
Electric Utilities - 0.0%
Mirant Americas Generation LLC 8.3% 5/1/11	50,000	51,125
Gas Utilities - 0.0%
Dynegy Holdings, Inc. 8.375% 5/1/16	15,000	15,788
Sonat, Inc. 6.625% 2/1/08	65,000	65,163
		80,951
Independent Power Producers & Energy Traders - 0.1%
AES Corp.:
8.75% 5/15/13 (f)	115,000	123,050
9.5% 6/1/09	59,000	63,130
Mirant North America LLC 7.375% 12/31/13	20,000	20,350
NRG Energy, Inc.:
7.25% 2/1/14	50,000	50,375
7.375% 2/1/16	65,000	65,244
7.375% 1/15/17	65,000	65,000
		387,149
Multi-Utilities - 0.1%
CMS Energy Corp.:
8.5% 4/15/11	85,000	92,013
8.9% 7/15/08	125,000	130,313
		222,326
TOTAL UTILITIES		741,551
TOTAL NONCONVERTIBLE BONDS		6,646,544
TOTAL CORPORATE BONDS (Cost $7,145,328)		7,499,105
Fixed-Income Funds - 28.8%
	Shares	Value (Note 1)
Fidelity VIP Investment Grade Central Fund (h) (Cost $126,821,710)	1,227,395	$ 126,409,386
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 5.37% (b)	23,090,342	23,090,342
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	1,238,158	1,238,158
TOTAL MONEY MARKET FUNDS (Cost $24,328,500)		24,328,500
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $398,493,034)	439,910,218
NET OTHER ASSETS - (0.1)%	(454,758)
NET ASSETS - 100%	$ 439,455,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,067,223 or 0.7% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,644,983 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Inverness Medical Innovations, Inc.	2/8/06	$ 157,957
PICO Holdings, Inc.	5/5/06	$ 1,203,240
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 698,795
Fidelity Securities Lending Cash Central Fund	19,845
Fidelity Ultra-Short Central Fund	382,950
Fidelity VIP Investment Grade Central Fund	3,306,363
Total	$ 4,407,953

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 14,495,499	$ 5,000,462	$ 19,493,750	$ -	0.0%
Fidelity VIP Investment Grade Central Fund	-	123,202,628*	-	126,409,386	4.5%
Total	$ 14,495,499	$ 128,203,090	$ 19,493,750	$ 126,409,386
* $92,915,128 represents the value of shares received through in-kind contributions.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	15.7%
AAA,AA,A	7.8%
BBB	5.3%
BB	1.0%
B	0.6%
CCC,CC,C	0.1%
Not Rated	0.5%
Equities	64.1%
Short-Term Investments and Net Other Assets	4.9%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Distributions of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Cayman Islands	1.4%
Canada	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	7.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio

VIP Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,194,065) - See accompanying schedule: Unaffiliated issuers (cost $247,342,824)	$ 289,172,332
Fidelity Central Funds (cost $151,150,210)	150,737,886
Total Investments (cost $398,493,034)		$ 439,910,218
Cash		36,988
Foreign currency held at value (cost $7,582)		7,578
Receivable for investments sold		1,174,027
Dividends receivable		193,462
Interest receivable		234,228
Distributions receivable from Fidelity Central Funds		797,420
Prepaid expenses		1,889
Other receivables		30,203
Total assets		442,386,013

Liabilities
Payable for investments purchased	$ 1,343,934
Payable for fund shares redeemed	21,813
Accrued management fee	150,789
Distribution fees payable	12,717
Other affiliated payables	51,706
Other payables and accrued expenses	111,436
Collateral on securities loaned, at value	1,238,158
Total liabilities		2,930,553

Net Assets		$ 439,455,460
Net Assets consist of:
Paid in capital		$ 372,402,554
Undistributed net investment income		8,419,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,213,180
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,420,240
Net Assets		$ 439,455,460

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($281,593,823 ÷ 18,010,432 shares)	$ 15.64

Service Class: Net Asset Value, offering price and redemption price per share ($14,247,084 ÷ 915,992 shares)	$ 15.55

Service Class 2: Net Asset Value, offering price and redemption price per share ($56,138,755 ÷ 3,631,452 shares)	$ 15.46

Investor Class: Net Asset Value, offering price and redemption price per share ($87,475,798 ÷ 5,609,554 shares)	$ 15.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Balanced Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 3,768,861
Interest		2,629,648
Income from Fidelity Central Funds		4,407,953
Total income		10,806,462

Expenses
Management fee	$ 1,611,736
Transfer agent fees	334,261
Distribution fees	127,635
Accounting and security lending fees	203,111
Custodian fees and expenses	169,434
Independent trustees' compensation	1,415
Audit	49,244
Legal	8,295
Miscellaneous	52,566
Total expenses before reductions	2,557,697
Expense reductions	(89,444)	2,468,253
Net investment income (loss)		8,338,209
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $12,478)	17,669,837
Fidelity Central Funds	(6,583)
Foreign currency transactions	(11,300)
Swap agreements	(73,248)
Capital gain distributions from Fidelity Central Funds	122,739
Total net realized gain (loss)		17,701,445
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $5,622)	17,388,495
Assets and liabilities in foreign currencies	114
Swap agreements	(38,099)
Total change in net unrealized appreciation (depreciation)		17,350,510
Net gain (loss)		35,051,955
Net increase (decrease) in net assets resulting from operations		$ 43,390,164

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,338,209	$ 7,312,973
Net realized gain (loss)	17,701,445	23,482,739
Change in net unrealized appreciation (depreciation)	17,350,510	(12,127,419)
Net increase (decrease) in net assets resulting from operations	43,390,164	18,668,293
Distributions to shareholders from net investment income	(7,200,897)	(8,716,691)
Distributions to shareholders from net realized gain	(11,938,214)	(241,563)
Total distributions	(19,139,111)	(8,958,254)
Share transactions - net increase (decrease)	65,831,764	(9,761,182)
Total increase (decrease) in net assets	90,082,817	(51,143)

Net Assets
Beginning of period	349,372,643	349,423,786
End of period (including undistributed net investment income of $8,419,486 and undistributed net investment income of $7,582,792, respectively)	$ 439,455,460	$ 349,372,643

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.78	$ 14.35	$ 13.88	$ 12.16	$ 13.72
Income from Investment Operations
Net investment income (loss) C	.33	.31	.36 F	.30	.36
Net realized and unrealized gain (loss)	1.34	.50	.39	1.78	(1.53)
Total from investment operations	1.67	.81	.75	2.08	(1.17)
Distributions from net investment income	(.31)	(.37)	(.28)	(.36)	(.39)
Distributions from net realized gain	(.50)	(.01)	-	-	-
Total distributions	(.81)	(.38)	(.28)	(.36)	(.39)
Net asset value, end of period	$ 15.64	$ 14.78	$ 14.35	$ 13.88	$ 12.16
Total Return A, B	11.78%	5.77%	5.47%	17.72%	(8.72)%
Ratios to Average Net Assets D, G
Expenses before reductions	.61%	.58%	.56%	.59%	.57%
Expenses net of fee waivers, if any	.61%	.58%	.56%	.59%	.57%
Expenses net of all reductions	.59%	.54%	.56%	.58%	.55%
Net investment income (loss)	2.20%	2.22%	2.60%	2.32%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,594	$ 276,343	$ 291,176	$ 295,656	$ 235,064
Portfolio turnover rate E	55%	140%	74%	102%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 14.28	$ 13.81	$ 12.11	$ 13.66
Income from Investment Operations
Net investment income (loss) C	.31	.30	.34 F	.28	.34
Net realized and unrealized gain (loss)	1.33	.48	.40	1.77	(1.51)
Total from investment operations	1.64	.78	.74	2.05	(1.17)
Distributions from net investment income	(.29)	(.35)	(.27)	(.35)	(.38)
Distributions from net realized gain	(.50)	(.01)	-	-	-
Total distributions	(.79)	(.36)	(.27)	(.35)	(.38)
Net asset value, end of period	$ 15.55	$ 14.70	$ 14.28	$ 13.81	$ 12.11
Total Return A, B	11.64%	5.61%	5.42%	17.53%	(8.75)%
Ratios to Average Net Assets D, G
Expenses before reductions	.72%	.68%	.67%	.69%	.67%
Expenses net of fee waivers, if any	.72%	.68%	.67%	.69%	.67%
Expenses net of all reductions	.69%	.65%	.67%	.68%	.65%
Net investment income (loss)	2.09%	2.12%	2.50%	2.22%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,247	$ 18,181	$ 21,228	$ 21,903	$ 20,019
Portfolio turnover rate E	55%	140%	74%	102%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.62	$ 14.20	$ 13.75	$ 12.05	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.28	.27	.32 F	.26	.32
Net realized and unrealized gain (loss)	1.33	.50	.38	1.77	(1.51)
Total from investment operations	1.61	.77	.70	2.03	(1.19)
Distributions from net investment income	(.27)	(.34)	(.25)	(.33)	(.37)
Distributions from net realized gain	(.50)	(.01)	-	-	-
Total distributions	(.77)	(.35)	(.25)	(.33)	(.37)
Net asset value, end of period	$ 15.46	$ 14.62	$ 14.20	$ 13.75	$ 12.05
Total Return A, B	11.50%	5.53%	5.15%	17.41%	(8.93)%
Ratios to Average Net Assets D, G
Expenses before reductions	.87%	.83%	.82%	.84%	.83%
Expenses net of fee waivers, if any	.87%	.83%	.82%	.84%	.83%
Expenses net of all reductions	.84%	.80%	.82%	.84%	.81%
Net investment income (loss)	1.94%	1.95%	2.35%	2.06%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,139	$ 40,716	$ 37,020	$ 29,485	$ 18,577
Portfolio turnover rate E	55%	140%	74%	102%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.31	.11
Net realized and unrealized gain (loss)	1.32	.70
Total from investment operations	1.63	.81
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(.50)	-
Total distributions	(.81)	-
Net asset value, end of period	$ 15.59	$ 14.77
Total Return B, C, D	11.56%	5.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.76% A
Expenses net of fee waivers, if any	.73%	.76% A
Expenses net of all reductions	.71%	.73% A
Net investment income (loss)	2.07%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,476	$ 14,133
Portfolio turnover rate G	55%	140%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-erm operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as VIP Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, foreign currency transactions, market discount, partnerships, financing transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 52,342,255
Unrealized depreciation	(7,581,313)
Net unrealized appreciation (depreciation)	44,760,942
Undistributed ordinary income	19,761,814
Undistributed long-term capital gain	6,131,355

Cost for federal income tax purposes	$ 395,149,276

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 7,200,897	$ 8,958,254
Long-term Capital Gains	11,938,214	-
Total	$ 19,139,111	$ 8,958,254

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Balanced Portfolio

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts.

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities, U.S. government securities, and in-kind transactions aggregated $210,295,165 and $178,316,993, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .42% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 16,148
Service Class 2	111,487
$ 127,635

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 190,266
Service Class	12,384
Service Class 2	33,457
Investor Class	98,154
$ 334,261

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or, for each non Money Market Central Fund, at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Advisor	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	(FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
VIP Investment Grade Central Fund	(FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

On June 23, 2006 the Fund completed a non-taxable exchange of securities with a value, including accrued interest, of $92,915,128 (which included $3,741,821 of unrealized depreciation) in exchange for 929,151 shares (each then valued at $100.00 per share) of the Fidelity VIP Investment Grade Central Fund, an affiliated entity. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

VIP Balanced Portfolio

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,874 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,014 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $19,845.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $83,690 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 71% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR has reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 5,648,168	$ 7,331,284
Service Class	346,499	507,567
Service Class 2	759,239	877,840
Investor Class	446,991	-
Total	$ 7,200,897	$ 8,716,691
From net realized gain
Initial Class	$ 9,229,031	$ 200,857
Service Class	599,479	14,502
Service Class 2	1,395,661	26,204
Investor Class	714,043	-
Total	$ 11,938,214	$ 241,563

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	1,241,550	1,236,357	$ 18,332,029	$ 17,375,383
Reinvestment of distributions	1,039,636	539,938	14,877,199	7,532,140
Shares redeemed	(2,970,279)	(3,374,047)	(43,945,090)	(47,380,600)
Net increase (decrease)	(689,093)	(1,597,752)	$ (10,735,862)	$ (22,473,077)
Service Class
Shares sold	12,787	21,835	$ 183,548	$ 304,769
Reinvestment of distributions	66,384	37,586	945,978	522,069
Shares redeemed	(399,681)	(309,945)	(5,859,260)	(4,318,560)
Net increase (decrease)	(320,510)	(250,524)	$ (4,729,734)	$ (3,491,722)
Service Class 2
Shares sold	3,031,190	692,036	$ 44,688,943	$ 9,651,143
Reinvestment of distributions	151,860	65,368	2,154,900	904,044
Shares redeemed	(2,335,926)	(579,257)	(34,243,751)	(8,109,967)
Net increase (decrease)	847,124	178,147	$ 12,600,092	$ 2,445,220
Investor Class
Shares sold	4,881,408	966,823	$ 72,088,001	$ 13,896,815
Reinvestment of distributions	81,248	-	1,161,034	-
Shares redeemed	(310,216)	(9,709)	(4,551,767)	(138,418)
Net increase (decrease)	4,652,440	957,114	$ 68,697,268	$ 13,758,397

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Balanced. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Balanced. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (44)

Year of Election or Appointment: 2001

Vice President of VIP Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Lawrence Rakers (43)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Rakers also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers worked as a research analyst and portfolio manager. Mr. Rakers also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Balanced. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Balanced. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Balanced. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Balanced. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP III Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$.294	$.62
Service Class	02/09/07	02/09/07	$.272	$.62
Service Class 2	02/09/07	02/09/07	$.267	$.62
Investor Class	02/09/07	02/09/07	$.289	$.62

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $6,314,078, or, if subsequently determined to be different, the net capital gain of such year.

A total of 10.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 39%; Service Class designates 41%; Service Class 2 designates 44%; and Investor Class designates 38% of the dividends distributed in February 2006 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the cumulative total return of Initial Class of the fund compared favorably to its benchmark for the one-year period. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Balanced Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Balanced Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0207
1.540208.109

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

VIP Dynamic Capital Appreciation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Dynamic Capital Appreciation - Initial Class	13.97%	10.27%	-0.07%
VIP Dynamic Capital Appreciation - Service Class B	13.99%	10.16%	-0.18%
VIP Dynamic Capital Appreciation - Service Class 2 C	13.81%	9.94%	-0.33%
VIP Dynamic Capital Appreciation - Investor Class D	13.87%	10.25%	-0.08%

A From September 25, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

VIP Dynamic Capital Appreciation Portfolio

Management's Discussion of Fund Performance

Comments from Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

In 2006, the fund trailed the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) Some of the weaker performing stocks were in information technology, a sector I substantially reduced during the period. Versus the index, our results in technology suffered because of both unfavorable stock selection and an overweighting of the sector. Untimely picks in energy and health care also undermined performance. The fund was especially hurt by its positioning in stocks with market capitalizations of $50 billion and above - in other words, the very largest stocks. Not owning two major index components, energy giant Exxon Mobil and network equipment maker Cisco Systems, was counterproductive, as both stocks handily beat the S&P 500. Other detractors included personal computer chip maker Advanced Micro Devices, cellular handset maker Motorola and Career Education, a for-profit education company. I sold both Advanced Micro Devices and Career Education during the year. Conversely, stock selection in industrials and materials boosted performance. Allegheny Technologies, a maker of the titanium alloys used in commercial aircraft manufacturing, was a key contributor. A strong production cycle in the aerospace industry enabled the stock to post a triple-digit gain. Media stock Walt Disney, the fund's largest holding at period end, also helped, along with Switzerland-based ABB, a provider of power and automation equipment for utility and industrial customers, and teen clothing retailer American Eagle Outfitters. ABB was one of a number of foreign stocks I bought, which in part explains the large drop in the fund's cash position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Dynamic Capital Appreciation Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,080.40	$ 3.99
Hypothetical A	$ 1,000.00	$ 1,021.37	$ 3.87
Service Class
Actual	$ 1,000.00	$ 1,081.20	$ 4.51
Hypothetical A	$ 1,000.00	$ 1,020.87	$ 4.38
Service Class 2
Actual	$ 1,000.00	$ 1,080.20	$ 5.45
Hypothetical A	$ 1,000.00	$ 1,019.96	$ 5.30
Investor Class
Actual	$ 1,000.00	$ 1,080.70	$ 4.67
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.76%
Service Class	.86%
Service Class 2	1.04%
Investor Class	.89%

Annual Report

VIP Dynamic Capital Appreciation Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	4.6	4.4
Monsanto Co.	3.3	1.2
Qwest Communications International, Inc.	3.2	2.2
Biogen Idec, Inc.	3.2	1.8
Morgan Stanley	3.1	0.2
General Electric Co.	3.0	1.4
Abercrombie & Fitch Co. Class A	2.6	1.8
Burlington Northern Santa Fe Corp.	2.5	1.4
Goldman Sachs Group, Inc.	2.4	0.0
Norfolk Southern Corp.	2.2	1.8
	30.1
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	21.5	20.6
Consumer Discretionary	19.2	18.6
Information Technology	14.6	11.8
Health Care	12.0	9.7
Financials	11.9	3.9
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 99.0%		Stocks 93.9%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 6.1%
* Foreign investments	20.8%	** Foreign investments	9.1%

Annual Report

VIP Dynamic Capital Appreciation Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.2%
Automobiles - 0.4%
Fiat Spa (a)	21,126	$ 403,520
Diversified Consumer Services - 0.2%
Corinthian Colleges, Inc. (a)	18,842	256,816
Hotels, Restaurants & Leisure - 2.6%
Accor SA	19,500	1,511,167
Ambassadors Group, Inc.	3,183	96,604
Las Vegas Sands Corp. (a)	6,200	554,776
Six Flags, Inc.	40,400	211,696
Wynn Resorts Ltd.	3,691	346,400
		2,720,643
Household Durables - 2.0%
Whirlpool Corp.	25,494	2,116,512
Media - 6.6%
Dow Jones & Co., Inc.	26,800	1,018,400
EchoStar Communications Corp. Class A (a)	2,300	87,469
Mediacom Communications Corp. Class A (a)	18,776	150,959
Pearson PLC	36,700	554,545
The McClatchy Co. Class A	2,300	99,590
The Walt Disney Co.	142,900	4,897,184
Viacom, Inc. Class B (non-vtg.) (a)	6,100	250,283
		7,058,430
Multiline Retail - 2.3%
Federated Department Stores, Inc.	8,000	305,040
Saks, Inc.	8,800	156,816
Sears Holdings Corp. (a)	4,633	778,020
Target Corp.	21,900	1,249,395
		2,489,271
Specialty Retail - 4.2%
Abercrombie & Fitch Co. Class A	39,200	2,729,496
American Eagle Outfitters, Inc.	32,656	1,019,194
Gymboree Corp. (a)	13,700	522,792
Wet Seal, Inc. Class A (a)	26,400	176,088
		4,447,570
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	11,200	671,440
Wolverine World Wide, Inc.	9,000	256,680
		928,120
TOTAL CONSUMER DISCRETIONARY		20,420,882
CONSUMER STAPLES - 2.0%
Food & Staples Retailing - 1.2%
Tesco PLC	33,200	263,022
Wal-Mart Stores, Inc.	17,496	807,965
Whole Foods Market, Inc.	4,700	220,571
		1,291,558

	Shares	Value (Note 1)
Tobacco - 0.8%
Reynolds American, Inc.	12,900	$ 844,563
TOTAL CONSUMER STAPLES		2,136,121
FINANCIALS - 11.9%
Capital Markets - 8.5%
E*TRADE Financial Corp.	28,300	634,486
Goldman Sachs Group, Inc.	12,800	2,551,680
Jefferies Group, Inc.	30,201	809,991
Man Group PLC	101,230	1,036,425
Morgan Stanley	40,700	3,314,201
UBS AG (NY Shares)	10,800	651,564
		8,998,347
Commercial Banks - 0.8%
Barclays PLC Sponsored ADR	15,200	883,728
Consumer Finance - 1.9%
American Express Co.	33,500	2,032,445
Diversified Financial Services - 0.6%
Deutsche Boerse AG	3,300	607,406
Thrifts & Mortgage Finance - 0.1%
Clayton Holdings, Inc.	7,200	134,712
TOTAL FINANCIALS		12,656,638
HEALTH CARE - 12.0%
Biotechnology - 4.6%
Biogen Idec, Inc. (a)	68,655	3,377,139
Genentech, Inc. (a)	12,500	1,014,125
MedImmune, Inc. (a)	15,400	498,498
		4,889,762
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	11,100	514,929
Health Care Providers & Services - 1.5%
Brookdale Senior Living, Inc.	15,580	747,840
UnitedHealth Group, Inc.	3,400	182,682
VCA Antech, Inc. (a)	22,500	724,275
		1,654,797
Pharmaceuticals - 5.4%
Elan Corp. PLC sponsored ADR (a)	113,745	1,677,739
Johnson & Johnson	28,800	1,901,376
Merck & Co., Inc.	46,299	2,018,636
Pfizer, Inc.	6,800	176,120
		5,773,871
TOTAL HEALTH CARE		12,833,359
INDUSTRIALS - 21.5%
Aerospace & Defense - 0.7%
General Dynamics Corp.	2,700	200,745
Goodrich Corp.	7,200	327,960
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Hexcel Corp. (a)	6,700	$ 116,647
Teledyne Technologies, Inc. (a)	1,238	49,681
		695,033
Airlines - 2.5%
AMR Corp. (a)	46,700	1,411,741
Ryanair Holdings PLC sponsored ADR (a)	14,200	1,157,300
US Airways Group, Inc. (a)	2,600	140,010
		2,709,051
Building Products - 0.1%
Kingspan Group PLC (Ireland)	4,100	108,635
Commercial Services & Supplies - 1.1%
Fuel Tech, Inc. (a)	15,135	372,926
RPS Group PLC	12,200	64,515
Stericycle, Inc. (a)	9,392	709,096
		1,146,537
Construction & Engineering - 0.3%
Foster Wheeler Ltd. (a)	5,100	281,214
Electrical Equipment - 4.2%
ABB Ltd. sponsored ADR	76,400	1,373,672
Alstom SA (a)	15,000	2,033,768
Rockwell Automation, Inc.	6,517	398,058
Schneider Electric SA	6,400	710,584
		4,516,082
Industrial Conglomerates - 4.4%
General Electric Co.	85,400	3,177,734
McDermott International, Inc. (a)	29,150	1,482,569
		4,660,303
Machinery - 3.1%
Deere & Co.	22,860	2,173,300
Flow International Corp. (a)	25,049	276,040
Flowserve Corp. (a)	8,700	439,089
Invensys PLC (a)	76,700	413,483
		3,301,912
Road & Rail - 4.7%
Burlington Northern Santa Fe Corp.	35,750	2,638,708
Norfolk Southern Corp.	47,642	2,395,916
		5,034,624
Trading Companies & Distributors - 0.4%
WESCO International, Inc. (a)	7,900	464,599
TOTAL INDUSTRIALS		22,917,990
INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 3.6%
Harris Corp.	2,900	132,994
Motorola, Inc.	92,200	1,895,632

	Shares	Value (Note 1)
Research In Motion Ltd. (a)	12,700	$ 1,622,806
Sycamore Networks, Inc. (a)	54,100	203,416
		3,854,848
Computers & Peripherals - 2.8%
Apple Computer, Inc. (a)	19,100	1,620,444
Dell, Inc. (a)	27,400	687,466
Diebold, Inc.	16,000	745,600
		3,053,510
Electronic Equipment & Instruments - 0.3%
Daktronics, Inc.	5,987	220,621
Maxwell Technologies, Inc. (a)	5,550	77,423
		298,044
Internet Software & Services - 4.9%
Akamai Technologies, Inc. (a)	16,000	849,920
DealerTrack Holdings, Inc.	20,842	613,172
Equinix, Inc. (a)	6,200	468,844
Google, Inc. Class A (sub. vtg.) (a)	4,100	1,887,968
RealNetworks, Inc. (a)	41,211	450,848
The Knot, Inc. (a)	4,260	111,782
ValueClick, Inc. (a)	18,900	446,607
VeriSign, Inc. (a)	15,300	367,965
		5,197,106
Semiconductors & Semiconductor Equipment - 0.8%
Broadcom Corp. Class A (a)	26,094	843,097
Software - 2.2%
Activision, Inc. (a)	29,500	508,580
Autodesk, Inc. (a)	5,008	202,624
BEA Systems, Inc. (a)	15,400	193,732
Electronic Arts, Inc. (a)	23,700	1,193,532
Salesforce.com, Inc. (a)	6,800	247,860
		2,346,328
TOTAL INFORMATION TECHNOLOGY		15,592,933
MATERIALS - 8.4%
Chemicals - 6.5%
Agrium, Inc.	11,400	357,252
Ecolab, Inc.	12,600	569,520
Monsanto Co.	65,700	3,451,221
Potash Corp. of Saskatchewan, Inc.	6,800	975,664
Rhodia SA	84,100	293,116
Syngenta AG sponsored ADR	25,900	961,926
The Mosaic Co.	16,600	354,576
		6,963,275
Metals & Mining - 1.7%
Allegheny Technologies, Inc.	14,960	1,356,573
Titanium Metals Corp.	14,747	435,184
		1,791,757
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	3,300	$ 233,145
TOTAL MATERIALS		8,988,177
TELECOMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 5.0%
Cbeyond, Inc. (a)	3,800	116,242
France Telecom SA	34,900	966,730
Level 3 Communications, Inc. (a)	139,700	782,320
Qwest Communications International, Inc. (a)	411,700	3,445,929
		5,311,221
Wireless Telecommunication Services - 3.5%
American Tower Corp. Class A (a)	56,500	2,106,320
Centennial Communications Corp. Class A	42,618	306,423
China Mobile (Hong Kong) Ltd. sponsored ADR	19,400	838,468
Dobson Communications Corp. Class A	57,900	504,309
		3,755,520
TOTAL TELECOMMUNICATION SERVICES		9,066,741
UTILITIES - 0.9%
Independent Power Producers & Energy Traders - 0.9%
EDF Energies Nouvelles SA	5,005	265,031
International Power PLC	92,200	689,358
		954,389
TOTAL COMMON STOCKS (Cost $89,602,408)		105,567,230
Money Market Funds - 0.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b) (Cost $56,903)	56,903	$ 56,903
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $89,659,311)		105,624,133
NET OTHER ASSETS - 1.0%		1,019,676
NET ASSETS - 100%		$ 106,643,809
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 311,667
Fidelity Securities Lending Cash Central Fund	22,914
Total	$ 334,581
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.2%
France	5.4%
United Kingdom	3.6%
Switzerland	2.8%
Ireland	2.8%
Canada	2.7%
Panama	1.4%
Others (individually less than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Dynamic Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $89,602,408)	$ 105,567,230
Fidelity Central Funds (cost $56,903)	56,903
Total Investments (cost $89,659,311)		$ 105,624,133
Receivable for investments sold		1,069,194
Receivable for fund shares sold		537
Dividends receivable		143,551
Interest receivable		3,540
Prepaid expenses		565
Other receivables		4,208
Total assets		106,845,728

Liabilities
Payable for investments purchased	$ 85,078
Payable for fund shares redeemed	287
Accrued management fee	50,349
Distribution fees payable	5,007
Other affiliated payables	11,710
Other payables and accrued expenses	49,488
Total liabilities		201,919

Net Assets		$ 106,643,809
Net Assets consist of:
Paid in capital		$ 89,535,132
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,143,849
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,964,828
Net Assets		$ 106,643,809

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($59,549,233 ÷ 6,195,287 shares)	$ 9.61

Service Class: Net Asset Value, offering price and redemption price per share ($910,378 ÷ 95,256 shares)	$ 9.56

Service Class 2: Net Asset Value, offering price and redemption price per share ($23,720,025 ÷ 2,503,344 shares)	$ 9.48

Investor Class: Net Asset Value, offering price and redemption price per share ($22,464,173 ÷ 2,337,254 shares)	$ 9.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 995,886
Interest		21
Income from Fidelity Central Funds		334,581
Total income		1,330,488

Expenses
Management fee	$ 602,746
Transfer agent fees	102,035
Distribution fees	55,401
Accounting and security lending fees	46,422
Custodian fees and expenses	42,528
Independent trustees' compensation	387
Audit	43,447
Legal	2,984
Miscellaneous	18,319
Total expenses before reductions	914,269
Expense reductions	(12,108)	902,161
Net investment income (loss)		428,327
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,962,767
Foreign currency transactions	2,116
Total net realized gain (loss)		4,964,883
Change in net unrealized appreciation (depreciation) on: Investment securities	6,045,710
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		6,045,711
Net gain (loss)		11,010,594
Net increase (decrease) in net assets resulting from operations		$ 11,438,921

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 428,327	$ 50,888
Net realized gain (loss)	4,964,883	2,863,677
Change in net unrealized appreciation (depreciation)	6,045,711	5,412,479
Net increase (decrease) in net assets resulting from operations	11,438,921	8,327,044
Distributions to shareholders from net investment income	(477,277)	-
Distributions to shareholders from net realized gain	(2,812,139)	-
Total distributions	(3,289,416)	-
Share transactions - net increase (decrease)	14,557,067	42,552,762
Total increase (decrease) in net assets	22,706,572	50,879,806

Net Assets
Beginning of period	83,937,237	33,057,431
End of period (including undistributed net investment income of $0 and undistributed net investment income of $42,097, respectively)	$ 106,643,809	$ 83,937,237

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 7.19	$ 7.09	$ 5.65	$ 6.10
Income from Investment Operations
Net investment income (loss) C	.04	.02 F	(.03) G	(.02)	.02
Net realized and unrealized gain (loss)	1.17	1.50	.13	1.46	(.46)
Total from investment operations	1.21	1.52	.10	1.44	(.44)
Distributions from net investment income	(.05)	-	-	-	(.01)
Distributions from net realized gain	(.26)	-	-	-	-
Total distributions	(.31)	-	-	-	(.01)
Net asset value, end of period	$ 9.61	$ 8.71	$ 7.19	$ 7.09	$ 5.65
Total Return A, B	13.97%	21.14%	1.41%	25.49%	(7.21)%
Ratios to Average Net Assets D, H
Expenses before reductions	.78%	.88%	.98%	1.83%	2.64%
Expenses net of fee waivers, if any	.78%	.85%	.98%	1.06%	1.50%
Expenses net of all reductions	.77%	.76%	.91%	.96%	1.38%
Net investment income (loss)	.48%	.21% F	(.48)% G	(.30)%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,549	$ 57,609	$ 19,486	$ 16,684	$ 719
Portfolio turnover rate E	161%	201%	226%	307%	349%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $0.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.65	$ 7.15	$ 7.06	$ 5.64	$ 6.09
Income from Investment Operations
Net investment income (loss) C	.04	.01 F	(.04) G	(.04)	.01
Net realized and unrealized gain (loss)	1.17	1.49	.13	1.46	(.45)
Total from investment operations	1.21	1.50	.09	1.42	(.44)
Distributions from net investment income	(.04)	-	-	-	(.01)
Distributions from net realized gain	(.26)	-	-	-	-
Total distributions	(.30)	-	-	-	(.01)
Net asset value, end of period	$ 9.56	$ 8.65	$ 7.15	$ 7.06	$ 5.64
Total Return A, B	13.99%	20.98%	1.27%	25.18%	(7.22)%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.99%	1.07%	1.92%	2.61%
Expenses net of fee waivers, if any	.88%	.96%	1.07%	1.38%	1.60%
Expenses net of all reductions	.87%	.88%	1.00%	1.29%	1.48%
Net investment income (loss)	.38%	.11% F	(.57)% G	(.63)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 910	$ 879	$ 644	$ 852	$ 773
Portfolio turnover rate E	161%	201%	226%	307%	349%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $0.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.58	$ 7.11	$ 7.02	$ 5.62	$ 6.09
Income from Investment Operations
Net investment income (loss) C	.02	- F, I	(.05) G	(.05)	- I
Net realized and unrealized gain (loss)	1.16	1.47	.14	1.45	(.46)
Total from investment operations	1.18	1.47	.09	1.40	(.46)
Distributions from net investment income	(.02)	-	-	-	(.01)
Distributions from net realized gain	(.26)	-	-	-	-
Total distributions	(.28)	-	-	-	(.01)
Net asset value, end of period	$ 9.48	$ 8.58	$ 7.11	$ 7.02	$ 5.62
Total Return A, B	13.81%	20.68%	1.28%	24.91%	(7.55)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.05%	1.18%	1.26%	2.10%	2.79%
Expenses net of fee waivers, if any	1.05%	1.11%	1.25%	1.51%	1.75%
Expenses net of all reductions	1.04%	1.03%	1.17%	1.41%	1.63%
Net investment income (loss)	.21%	(.04)% F	(.74)% G	(.75)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,720	$ 18,208	$ 12,928	$ 10,772	$ 6,209
Portfolio turnover rate E	161%	201%	226%	307%	349%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $0.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 7.89
Income from Investment Operations
Net investment income (loss) E	.03	- J
Net realized and unrealized gain (loss)	1.17	.82
Total from investment operations	1.20	.82
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.26)	-
Total distributions	(.30)	-
Net asset value, end of period	$ 9.61	$ 8.71
Total Return B, C, D	13.87%	10.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.90%	1.04% A
Expenses net of fee waivers, if any	.90%	1.00% A
Expenses net of all reductions	.89%	.92% A
Net investment income (loss)	.36%	.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,464	$ 7,241
Portfolio turnover rate G	161%	201%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,619,243
Unrealized depreciation	(817,575)
Net unrealized appreciation (depreciation)	15,801,668
Undistributed ordinary income	596,505
Undistributed long-term capital gain	710,505

Cost for federal income tax purposes	$ 89,822,465

The tax character of distributions paid was as follows:

December 31, 2006
Ordinary Income	$ 477,277
Long-term Capital Gains	2,812,139
Total	$ 3,289,416

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Dynamic Capital Appreciation Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $179,735,210 and $161,697,791, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 878
Service Class 2	54,523
$ 55,401

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 46,061
Service Class	594
Service Class 2	19,997
Investor Class	35,383
$ 102,035

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $926 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $261 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,914.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,629 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 328,647	$ -
Service Class	3,418	-
Service Class 2	53,279	-
Investor Class	91,933	-
Total	$ 477,277	$ -
From net realized gain
Initial Class	$ 1,564,621	$ -
Service Class	24,015	-
Service Class 2	629,659	-
Investor Class	593,844	-
Total	$ 2,812,139	$ -

VIP Dynamic Capital Appreciation Portfolio

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	2,831,511	5,315,043	$ 26,393,812	$ 43,123,464
Reinvestment of distributions	199,398	-	1,893,269	-
Shares redeemed	(3,451,889)	(1,408,625)	(31,710,043)	(10,370,197)
Net increase (decrease)	(420,980)	3,906,418	$ (3,422,962)	$ 32,753,267
Service Class
Shares sold	23,129	28,508	$ 212,077	$ 222,823
Reinvestment of distributions	2,903	-	27,433	-
Shares redeemed	(32,340)	(16,924)	(293,400)	(129,062)
Net increase (decrease)	(6,308)	11,584	$ (53,890)	$ 93,761
Service Class 2
Shares sold	1,371,579	836,551	$ 12,518,023	$ 6,641,312
Reinvestment of distributions	72,886	-	682,938	-
Shares redeemed	(1,062,736)	(533,808)	(9,658,688)	(3,950,252)
Net increase (decrease)	381,729	302,743	$ 3,542,273	$ 2,691,060
Investor Class
Shares sold	3,161,489	836,455	$ 29,326,508	$ 7,057,993
Reinvestment of distributions	72,152	-	685,776	-
Shares redeemed	(1,727,937)	(4,905)	(15,520,638)	(43,319)
Net increase (decrease)	1,505,704	831,550	$ 14,491,646	$ 7,014,674

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance products III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Dynamic Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of VIP Dynamic Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-
present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Dynamic Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

J. Fergus Shiel (49)

Year of Election or Appointment: 2005

Vice President of VIP Dynamic Capital Appreciation. Mr. Shiel also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel worked as a research analyst and portfolio manager until leaving the firm in May 2003 to run his own investment firm. Mr. Shiel returned to Fidelity Investments as a portfolio manager in September 2005. Mr. Shiel also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of VIP Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Dynamic Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Dynamic Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-
present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Dynamic Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$.12
Service Class	02/09/07	02/09/07	$.12
Service Class 2	02/09/07	02/09/07	$.12
Investor Class	02/09/07	02/09/07	$.12

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $3,522,644 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 35% and 100% and Investor Class designates 40% and 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends received-deduction for corporate shareholders.

Service Class and Service Class 2 designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Dynamic Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Dynamic Capital Appreciation Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Service Class ranked below its competitive median for 2005, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Dynamic Capital Appreciation Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0207
1.751799.106

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

VIP Growth & Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income - Initial Class	13.18%	5.87%	7.97%
VIP Growth & Income - Service Class A	13.01%	5.76%	7.86%
VIP Growth & Income - Service Class 2 B	12.86%	5.60%	7.74%
VIP Growth & Income - Investor Class C	12.95%	5.82%	7.94%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of the Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

VIP Growth & Income Portfolio

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of VIP Growth & Income Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, VIP Growth & Income Portfolio trailed the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) The primary factors in the fund's underperformance relative to the index were weak stock selection in health care and unfavorable positioning within the financials sector. In health care, the fund favored lifescience/biotechnology stocks and services companies, including health maintenance organizations (HMOs), over the large pharmaceutical companies, which performed comparatively well. In financials, underweighting diversified financials detracted from results versus the index. These negative influences were partially offset by good stock selection in the information technology and industrials sectors. Among my health care holdings, HMO UnitedHealth Group was a particular disappointment. Its share price fell hard after a controversy over the backdating of stock options led to the resignation of the company's chief executive officer. Other health care investments that held back results included Affymetrix, PDL BioPharma and Invitrogen - stocks not represented in the S&P 500. The two top contributors were industrials companies McDermott International and Aviall. McDermott gained as its Babcock & Wilcox division emerged from bankruptcy protection after resolving asbestos liability issues and then started contributing to earnings. Aerospace parts distributor Aviall, which I subsequently sold, rose in price when it received a buyout proposal from Boeing. Another notable contributor was Canada's Research In Motion, which gained on the popularity of its BlackBerry messaging devices. None of these contributors were included in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Growth & Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,112.50	$ 3.25
HypotheticalA	$ 1,000.00	$ 1,022.13	$ 3.11
Service Class
Actual	$ 1,000.00	$ 1,112.60	$ 3.78
HypotheticalA	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class 2
Actual	$ 1,000.00	$ 1,111.40	$ 4.58
HypotheticalA	$ 1,000.00	$ 1,020.87	$ 4.38
Investor Class
Actual	$ 1,000.00	$ 1,112.10	$ 3.89
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.61%
Service Class	.71%
Service Class 2.86%
Investor Class	.73%

Annual Report

VIP Growth & Income Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.0	4.9
American International Group, Inc.	4.1	3.4
Microsoft Corp.	3.5	3.0
Procter & Gamble Co.	2.5	1.3
Exxon Mobil Corp.	2.5	2.9
Cisco Systems, Inc.	1.9	1.5
Altria Group, Inc.	1.6	1.4
AT&T, Inc.	1.5	1.2
Bank of America Corp.	1.4	2.4
Google, Inc. Class A (sub. vtg.)	1.3	1.6
	25.3
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	21.0
Information Technology	20.6	18.7
Health Care	13.5	14.0
Industrials	11.6	14.4
Energy	9.5	9.8
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 97.9%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	11.1%	** Foreign investments	9.8%

Annual Report

VIP Growth & Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.6%
Hotels, Restaurants & Leisure - 0.6%
Jamba, Inc. (a)(d)	398,700	$ 4,014,909
Starbucks Corp. (a)	129,900	4,601,058
		8,615,967
Household Durables - 0.8%
Koninklijke Philips Electronics NV (NY Shares)	119,200	4,479,536
Sony Corp. sponsored ADR	99,800	4,274,434
Whirlpool Corp.	42,200	3,503,444
		12,257,414
Media - 1.8%
E.W. Scripps Co. Class A	57,900	2,891,526
News Corp. Class B	342,700	7,628,502
Time Warner, Inc.	800,600	17,437,068
		27,957,096
Multiline Retail - 1.0%
Target Corp.	270,000	15,403,500
Specialty Retail - 2.1%
Best Buy Co., Inc.	104,600	5,145,274
Esprit Holdings Ltd.	318,500	3,556,269
Lowe's Companies, Inc.	126,800	3,949,820
PETsMART, Inc.	74,000	2,135,640
Staples, Inc.	336,302	8,979,263
Tiffany & Co., Inc.	70,100	2,750,724
TJX Companies, Inc.	195,500	5,575,660
		32,092,650
Textiles, Apparel & Luxury Goods - 0.3%
Liz Claiborne, Inc.	87,000	3,781,020
TOTAL CONSUMER DISCRETIONARY		100,107,647
CONSUMER STAPLES - 7.1%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	73,600	5,625,984
PepsiCo, Inc.	55,400	3,465,270
		9,091,254
Food & Staples Retailing - 0.6%
CVS Corp.	139,500	4,311,945
Safeway, Inc.	152,600	5,273,856
		9,585,801
Food Products - 0.9%
Nestle SA sponsored ADR	147,000	13,083,000
Household Products - 3.4%
Colgate-Palmolive Co.	202,500	13,211,100
Procter & Gamble Co.	583,100	37,475,837
		50,686,937
Tobacco - 1.6%
Altria Group, Inc.	288,660	24,772,801
TOTAL CONSUMER STAPLES		107,219,793

	Shares	Value (Note 1)
ENERGY - 9.5%
Energy Equipment & Services - 5.7%
Baker Hughes, Inc.	109,600	$ 8,182,736
Cameron International Corp. (a)	320,500	17,002,525
Diamond Offshore Drilling, Inc.	71,900	5,747,686
Halliburton Co.	643,617	19,984,308
Nabors Industries Ltd. (a)	190,100	5,661,178
Schlumberger Ltd. (NY Shares)	319,700	20,192,252
Smith International, Inc.	238,700	9,803,409
		86,574,094
Oil, Gas & Consumable Fuels - 3.8%
Exxon Mobil Corp.	486,100	37,249,843
Peabody Energy Corp.	124,600	5,035,086
Petroplus Holdings AG	18,850	1,144,346
Plains Exploration & Production Co. (a)	139,100	6,611,423
Ultra Petroleum Corp. (a)	39,890	1,904,748
Valero Energy Corp.	121,900	6,236,404
		58,181,850
TOTAL ENERGY		144,755,944
FINANCIALS - 23.6%
Capital Markets - 4.4%
Ameriprise Financial, Inc.	147,200	8,022,400
Charles Schwab Corp.	445,300	8,612,102
E*TRADE Financial Corp.	206,400	4,627,488
Franklin Resources, Inc.	63,800	7,028,846
Goldman Sachs Group, Inc.	41,700	8,312,895
Investors Financial Services Corp.	146,800	6,263,956
Lehman Brothers Holdings, Inc.	40,600	3,171,672
State Street Corp.	242,500	16,354,200
UBS AG (NY Shares)	76,600	4,621,278
		67,014,837
Commercial Banks - 3.9%
Commerce Bancorp, Inc., New Jersey (d)	93,000	3,280,110
Mizuho Financial Group, Inc.	531	3,791,264
PNC Financial Services Group, Inc.	102,200	7,566,888
Standard Chartered PLC (United Kingdom)	306,657	8,960,998
Sumitomo Mitsui Financial Group, Inc.	372	3,812,180
U.S. Bancorp, Delaware	229,400	8,301,986
Wachovia Corp.	176,670	10,061,357
Wells Fargo & Co.	368,090	13,089,280
		58,864,063
Consumer Finance - 0.7%
American Express Co.	154,700	9,385,649
Capital One Financial Corp. (d)	26,400	2,028,048
		11,413,697
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 2.4%
Bank of America Corp.	415,400	$ 22,178,206
Citigroup, Inc.	269,000	14,983,300
		37,161,506
Insurance - 10.5%
ACE Ltd.	163,200	9,885,024
AFLAC, Inc.	119,100	5,478,600
American International Group, Inc.	879,305	63,010,996
Berkshire Hathaway, Inc. Class A (a)	123	13,528,770
Endurance Specialty Holdings Ltd.	59,300	2,169,194
Everest Re Group Ltd.	94,400	9,261,584
Fidelity National Financial, Inc. Class A	186,100	4,444,068
Hartford Financial Services Group, Inc.	135,500	12,643,505
Lincoln National Corp.	104,900	6,965,360
National Financial Partners Corp.	143,500	6,309,695
PartnerRe Ltd.	78,900	5,604,267
Prudential Financial, Inc.	142,900	12,269,394
W.R. Berkley Corp.	228,900	7,899,339
		159,469,796
Real Estate Investment Trusts - 0.4%
Equity Residential (SBI)	56,000	2,842,000
Vornado Realty Trust	21,000	2,551,500
		5,393,500
Real Estate Management & Development - 0.3%
Mitsui Fudosan Co. Ltd.	154,000	3,757,833
Move, Inc.	173,600	956,536
		4,714,369
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	44,600	1,893,270
Hudson City Bancorp, Inc.	445,200	6,179,376
People's Bank, Connecticut	117,700	5,251,774
Washington Mutual, Inc.	34,800	1,583,052
		14,907,472
TOTAL FINANCIALS		358,939,240
HEALTH CARE - 13.5%
Biotechnology - 2.7%
Amgen, Inc. (a)	98,410	6,722,387
Biogen Idec, Inc. (a)	165,000	8,116,350
Celgene Corp. (a)	66,500	3,825,745
Cephalon, Inc. (a)	53,800	3,788,058
Genentech, Inc. (a)	31,300	2,539,369
Gilead Sciences, Inc. (a)	117,700	7,642,261
MedImmune, Inc. (a)	172,000	5,567,640
PDL BioPharma, Inc. (a)	145,400	2,928,356
		41,130,166
Health Care Equipment & Supplies - 2.7%
Alcon, Inc.	18,400	2,056,568
Baxter International, Inc.	230,800	10,706,812

	Shares	Value (Note 1)
Becton, Dickinson & Co.	124,400	$ 8,726,660
C.R. Bard, Inc.	82,500	6,845,025
Cooper Companies, Inc.	95,368	4,243,876
DJO, Inc. (a)	142,900	6,118,978
St. Jude Medical, Inc. (a)	62,670	2,291,215
		40,989,134
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc.	39,000	1,872,000
Cardinal Health, Inc.	67,600	4,355,468
Health Net, Inc. (a)	141,800	6,899,988
Healthways, Inc. (a)	8,800	419,848
Henry Schein, Inc. (a)	149,500	7,322,510
I-trax, Inc. (a)	230,600	714,860
Medco Health Solutions, Inc. (a)	84,900	4,537,056
Sierra Health Services, Inc. (a)	92,500	3,333,700
UnitedHealth Group, Inc.	144,300	7,753,239
		37,208,669
Health Care Technology - 0.2%
IMS Health, Inc.	99,100	2,723,268
Life Sciences Tools & Services - 0.9%
Affymetrix, Inc. (a)	70,100	1,616,506
Invitrogen Corp. (a)	142,000	8,035,780
Millipore Corp. (a)	62,300	4,149,180
		13,801,466
Pharmaceuticals - 4.6%
Allergan, Inc.	46,100	5,520,014
Johnson & Johnson	284,700	18,795,894
Merck & Co., Inc.	302,500	13,189,000
Novartis AG sponsored ADR	110,900	6,370,096
Pfizer, Inc.	256,700	6,648,530
Roche Holding AG (participation certificate)	46,297	8,298,859
Wyeth	214,500	10,922,340
		69,744,733
TOTAL HEALTH CARE		205,597,436
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.5%
EDO Corp.	130,294	3,093,180
General Dynamics Corp.	77,400	5,754,690
Honeywell International, Inc.	232,600	10,522,824
KBR, Inc.	8,600	224,976
United Technologies Corp.	300,500	18,787,260
		38,382,930
Air Freight & Logistics - 0.5%
FedEx Corp.	18,000	1,955,160
United Parcel Service, Inc. Class B	68,400	5,128,632
		7,083,792
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - 0.6%
AMR Corp. (a)	88,600	$ 2,678,378
UAL Corp. (a)	136,700	6,014,800
		8,693,178
Electrical Equipment - 0.6%
Evergreen Solar, Inc. (a)	201,200	1,523,084
Suntech Power Holdings Co. Ltd. sponsored ADR	111,500	3,792,115
Vestas Wind Systems AS (a)	82,600	3,491,325
		8,806,524
Industrial Conglomerates - 6.0%
General Electric Co.	2,039,500	75,889,793
McDermott International, Inc. (a)	309,250	15,728,455
		91,618,248
Machinery - 0.6%
Danaher Corp.	52,500	3,803,100
Deere & Co.	55,600	5,285,892
		9,088,992
Road & Rail - 0.8%
Laidlaw International, Inc.	189,500	5,766,485
Landstar System, Inc.	99,300	3,791,274
Norfolk Southern Corp.	61,800	3,107,922
		12,665,681
TOTAL INDUSTRIALS		176,339,345
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 4.8%
Adtran, Inc.	49,100	1,114,570
Alcatel-Lucent SA sponsored ADR	433,100	6,158,682
Cisco Systems, Inc. (a)	1,035,600	28,302,948
Comverse Technology, Inc. (a)	204,765	4,322,589
Corning, Inc. (a)	213,500	3,994,585
Harris Corp.	109,800	5,035,428
Juniper Networks, Inc. (a)	165,400	3,132,676
Motorola, Inc.	140,700	2,892,792
Nortel Networks Corp. (a)	137,530	3,689,484
QUALCOMM, Inc.	262,700	9,927,433
Research In Motion Ltd. (a)	33,600	4,293,408
		72,864,595
Computers & Peripherals - 3.4%
Apple Computer, Inc. (a)	184,000	15,610,560
Dell, Inc. (a)	96,000	2,408,640
EMC Corp. (a)	478,800	6,320,160
Hewlett-Packard Co.	470,700	19,388,133
Network Appliance, Inc. (a)	115,200	4,525,056
Sun Microsystems, Inc. (a)	516,600	2,799,972
		51,052,521

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	300,814	$ 10,483,368
Internet Software & Services - 1.6%
eBay, Inc. (a)	27,377	823,226
Google, Inc. Class A (sub. vtg.) (a)	44,300	20,399,264
Yahoo!, Inc. (a)	85,600	2,186,224
		23,408,714
IT Services - 1.0%
First Data Corp.	231,000	5,895,120
Paychex, Inc.	162,100	6,409,434
The Western Union Co.	143,100	3,208,302
		15,512,856
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices, Inc.	111,600	3,668,292
Applied Materials, Inc.	856,600	15,804,270
ARM Holdings PLC sponsored ADR	205,000	1,496,500
ASML Holding NV (NY Shares) (a)	62,200	1,531,986
Broadcom Corp. Class A (a)	91,900	2,969,289
Fairchild Semiconductor International, Inc. (a)	240,000	4,034,400
FormFactor, Inc. (a)	88,500	3,296,625
Intersil Corp. Class A	193,600	4,630,912
Lam Research Corp. (a)	4,900	248,038
Linear Technology Corp.	117,400	3,559,568
Microchip Technology, Inc.	133,700	4,371,990
National Semiconductor Corp.	296,300	6,726,010
Samsung Electronics Co. Ltd.	4,840	3,190,237
Verigy Ltd.	74,134	1,315,879
Xilinx, Inc.	126,800	3,019,108
		59,863,104
Software - 5.2%
Adobe Systems, Inc. (a)	210,200	8,643,424
Cognos, Inc. (a)	122,200	5,188,612
Microsoft Corp.	1,776,500	53,046,290
Oracle Corp. (a)	371,000	6,358,940
Quest Software, Inc. (a)	219,100	3,209,815
Symantec Corp. (a)	154,000	3,210,900
		79,657,981
TOTAL INFORMATION TECHNOLOGY		312,843,139
MATERIALS - 2.1%
Chemicals - 1.2%
Ashland, Inc.	34,500	2,386,710
Monsanto Co.	139,720	7,339,492
Praxair, Inc.	152,800	9,065,624
		18,791,826
Containers & Packaging - 0.4%
Owens-Illinois, Inc.	155,400	2,867,130
Smurfit-Stone Container Corp. (a)	237,700	2,510,112
		5,377,242
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 0.5%
Alcoa, Inc.	42,000	$ 1,260,420
Meridian Gold, Inc. (a)	120,260	3,344,796
Titanium Metals Corp.	115,460	3,407,225
		8,012,441
TOTAL MATERIALS		32,181,509
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	622,600	22,257,950
Level 3 Communications, Inc. (a)	471,500	2,640,400
Qwest Communications International, Inc. (a)	440,800	3,689,496
Verizon Communications, Inc.	174,600	6,502,104
		35,089,950
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	162,000	6,039,360
TOTAL TELECOMMUNICATION SERVICES		41,129,310
UTILITIES - 0.6%
Electric Utilities - 0.4%
Exelon Corp.	102,500	6,343,725
Independent Power Producers & Energy Traders - 0.2%
TXU Corp.	55,200	2,992,392
TOTAL UTILITIES		9,336,117
TOTAL COMMON STOCKS (Cost $1,269,437,788)		1,488,449,480
Money Market Funds - 2.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	32,099,297	$ 32,099,297
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	4,586,475	4,586,475
TOTAL MONEY MARKET FUNDS (Cost $36,685,772)		36,685,772
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,306,123,560)		1,525,135,252
NET OTHER ASSETS - (0.3)%		(4,022,644)
NET ASSETS - 100%		$ 1,521,112,608
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,669,172
Fidelity Securities Lending Cash Central Fund	169,348
Total	$ 2,838,520
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
Switzerland	2.4%
Netherlands Antilles	1.3%
Canada	1.1%
Bermuda	1.1%
Panama	1.0%
Japan	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio

VIP Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (including securities loaned of $4,483,091) - See accompanying schedule: Unaffiliated issuers (cost $1,269,437,788)	$ 1,488,449,480
Fidelity Central Funds (cost $36,685,772)	36,685,772
Total Investments (cost $1,306,123,560)		$ 1,525,135,252
Cash		14,825
Receivable for fund shares sold		8,717
Dividends receivable		1,700,745
Interest receivable		125,351
Prepaid expenses		7,701
Other receivables		18,517
Total assets		1,527,011,108

Liabilities
Payable for fund shares redeemed	$ 129,657
Accrued management fee	590,479
Distribution fees payable	166,604
Other affiliated payables	129,529
Other payables and accrued expenses	295,756
Collateral on securities loaned, at value	4,586,475
Total liabilities		5,898,500

Net Assets		$ 1,521,112,608
Net Assets consist of:
Paid in capital		$ 1,233,430,989
Undistributed net investment income		13,489,068
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		55,180,863
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		219,011,688
Net Assets		$ 1,521,112,608

Statement of Assets and Liabilities - continued

December 31, 2006
Initial Class: Net Asset Value, offering price and redemption price per share ($465,375,056 ÷ 28,877,128 shares)	$ 16.12

Service Class: Net Asset Value, offering price and redemption price per share ($375,774,876 ÷ 23,477,986 shares)	$ 16.01

Service Class 2: Net Asset Value, offering price and redemption price per share ($645,359,588 ÷ 40,701,936 shares)	$ 15.86

Investor Class: Net Asset Value, offering price and redemption price per share ($34,603,088 ÷ 2,152,993 shares)	$ 16.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth & Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 22,081,211
Interest		1,533
Income from Fidelity Central Funds (including $169,348 from security lending)		2,838,520
Total income		24,921,264

Expenses
Management fee	$ 7,369,711
Transfer agent fees	1,107,649
Distribution fees	1,935,332
Accounting and security lending fees	523,190
Custodian fees and expenses	51,481
Independent trustees' compensation	5,932
Audit	56,412
Legal	12,121
Interest	1,190
Miscellaneous	347,009
Total expenses before reductions	11,410,027
Expense reductions	(50,813)	11,359,214
Net investment income (loss)		13,562,050
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	59,358,575
Foreign currency transactions	370
Total net realized gain (loss)		59,358,945
Change in net unrealized appreciation (depreciation) on: Investment securities	120,807,373
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		120,807,369
Net gain (loss)		180,166,314
Net increase (decrease) in net assets resulting from operations		$ 193,728,364

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,562,050	$ 13,322,605
Net realized gain (loss)	59,358,945	199,886,436
Change in net unrealized appreciation (depreciation)	120,807,369	(101,373,471)
Net increase (decrease) in net assets resulting from operations	193,728,364	111,835,570
Distributions to shareholders from net investment income	(13,053,684)	(22,706,700)
Distributions to shareholders from net realized gain	(41,055,466)	-
Total distributions	(54,109,150)	(22,706,700)
Share transactions - net increase (decrease)	(215,486,550)	(123,504,452)
Total increase (decrease) in net assets	(75,867,336)	(34,375,582)

Net Assets
Beginning of period	1,596,979,944	1,631,355,526
End of period (including undistributed net investment income of $13,489,068 and undistributed net investment income of $13,071,943, respectively)	$ 1,521,112,608	$ 1,596,979,944

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.75	$ 13.91	$ 13.26	$ 10.86	$ 13.19
Income from Investment Operations
Net investment income (loss) C	.15	.13	.21 F	.12	.15
Net realized and unrealized gain (loss)	1.74	.92	.56	2.42	(2.32)
Total from investment operations	1.89	1.05	.77	2.54	(2.17)
Distributions from net investment income	(.14)	(.21)	(.12)	(.14)	(.16)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.52)	(.21)	(.12)	(.14)	(.16)
Net asset value, end of period	$ 16.12	$ 14.75	$ 13.91	$ 13.26	$ 10.86
Total Return A, B	13.18%	7.63%	5.80%	23.77%	(16.61)%
Ratios to Average Net Assets D, G
Expenses before reductions	.60%	.59%	.60%	.59%	.59%
Expenses net of fee waivers, if any	.60%	.59%	.60%	.59%	.59%
Expenses net of all reductions	.59%	.54%	.60%	.59%	.58%
Net investment income (loss)	.98%	.97%	1.58%	1.02%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,375	$ 606,102	$ 704,460	$ 785,494	$ 638,124
Portfolio turnover rate E	109%	206%	23%	25%	43%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 13.83	$ 13.18	$ 10.80	$ 13.12
Income from Investment Operations
Net investment income (loss) C	.13	.12	.19 F	.11	.14
Net realized and unrealized gain (loss)	1.72	.91	.57	2.40	(2.31)
Total from investment operations	1.85	1.03	.76	2.51	(2.17)
Distributions from net investment income	(.12)	(.20)	(.11)	(.13)	(.15)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.50)	(.20)	(.11)	(.13)	(.15)
Net asset value, end of period	$ 16.01	$ 14.66	$ 13.83	$ 13.18	$ 10.80
Total Return A, B	13.01%	7.53%	5.75%	23.60%	(16.69)%
Ratios to Average Net Assets D, G
Expenses before reductions	.70%	.69%	.70%	.69%	.69%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.69%	.69%
Expenses net of all reductions	.69%	.64%	.70%	.69%	.68%
Net investment income (loss)	.88%	.87%	1.48%	.92%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 375,775	$ 384,527	$ 401,392	$ 357,585	$ 250,160
Portfolio turnover rate E	109%	206%	23%	25%	43%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 13.71	$ 13.09	$ 10.73	$ 13.07
Income from Investment Operations
Net investment income (loss) C	.11	.10	.17 F	.09	.12
Net realized and unrealized gain (loss)	1.71	.90	.55	2.39	(2.30)
Total from investment operations	1.82	1.00	.72	2.48	(2.18)
Distributions from net investment income	(.11)	(.18)	(.10)	(.12)	(.16)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.49)	(.18)	(.10)	(.12)	(.16)
Net asset value, end of period	$ 15.86	$ 14.53	$ 13.71	$ 13.09	$ 10.73
Total Return A, B	12.86%	7.40%	5.52%	23.44%	(16.84) %
Ratios to Average Net Assets D, G
Expenses before reductions	.85%	.84%	.85%	.85%	.85%
Expenses net of fee waivers, if any	.85%	.84%	.85%	.85%	.85%
Expenses net of all reductions	.84%	.79%	.85%	.84%	.84%
Net investment income (loss)	.73%	.70%	1.33%	.76%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 645,360	$ 596,787	$ 525,504	$ 341,989	$ 140,890
Portfolio turnover rate E	109%	206%	23%	25%	43%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 13.64
Income from Investment Operations
Net investment income (loss) E	.13	.03
Net realized and unrealized gain (loss)	1.72	1.07
Total from investment operations	1.85	1.10
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(.38)	-
Total distributions	(.52)	-
Net asset value, end of period	$ 16.07	$ 14.74
Total Return B, C, D	12.95%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.78% A
Expenses net of fee waivers, if any	.73%	.78% A
Expenses net of all reductions	.72%	.72% A
Net investment income (loss)	.85%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,603	$ 9,564
Portfolio turnover rate G	109%	206%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 228,551,813
Unrealized depreciation	(17,063,666)
Net unrealized appreciation (depreciation)	211,488,147
Undistributed ordinary income	55,993,140
Undistributed long-term capital gain	20,200,332

Cost for federal income tax purposes	$ 1,313,647,105

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 13,053,684	$ 22,706,700
Long-term Capital Gains	41,055,466	-
Total	$ 54,109,150	$ 22,706,700

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,675,606,277 and $1,900,139,450, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a

VIP Growth & Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 377,709
Service Class 2	1,557,623
$ 1,935,332

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 378,801
Service Class	253,131
Service Class 2	422,680
Investor Class	53,037
$ 1,107,649

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,736 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,970,000	5.38%	$ 1,190

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4,415 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $43,938 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,558.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 55% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Growth & Income Portfolio

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 5,438,318	$ 10,102,093
Service Class	3,160,972	5,620,334
Service Class 2	4,341,827	6,984,273
Investor Class	112,567	-
Total	$ 13,053,684	$ 22,706,700
From net realized gain
Initial Class	$ 15,195,299	$ -
Service Class	9,845,652	-
Service Class 2	15,713,278	-
Investor Class	301,237	-
Total	$ 41,055,466	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
Initial Class
Shares sold	3,091,942	2,834,273	$ 46,929,968	$ 39,200,777
Reinvestment of distributions	1,423,008	741,166	20,633,617	10,102,093
Shares redeemed	(16,719,037)	(13,127,442)	(256,307,119)	(181,187,562)
Net increase (decrease)	(12,204,087)	(9,552,003)	$ (188,743,534)	$ (131,884,692)
Service Class
Shares sold	259,166	434,637	$ 3,888,443	$ 5,919,559
Reinvestment of distributions	901,985	414,785	13,006,624	5,620,334
Shares redeemed	(3,919,600)	(3,644,857)	(58,435,844)	(50,018,197)
Net increase (decrease)	(2,758,449)	(2,795,435)	$ (41,540,777)	$ (38,478,304)
Service Class 2
Shares sold	3,068,878	4,647,860	$ 45,050,170	$ 63,603,372
Reinvestment of distributions	1,402,455	519,277	20,055,105	6,984,273
Shares redeemed	(4,846,451)	(2,412,711)	(71,974,464)	(33,058,649)
Net increase (decrease)	(375,118)	2,754,426	$ (6,869,189)	$ 37,528,996
Investor Class
Shares sold	2,783,579	662,399	$ 41,259,743	$ 9,527,602
Reinvestment of distributions	28,578	-	413,804	-
Shares redeemed	(1,307,986)	(13,577)	(20,006,597)	(198,054)
Net increase (decrease)	1,504,171	648,822	$ 21,666,950	$ 9,329,548

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustee, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of VIP Growth & Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Growth & Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

James F. Catudal (46)

Year of Election or Appointment: 2005

Vice President of VIP Growth & Income. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal worked as a research analyst and a manager. Mr. Catudal also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1996 Assistant Treasurer of VIP Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$.163	$.671
Service Class	02/09/07	02/09/07	$.149	$.671
Service Class 2	02/09/07	02/09/07	$.127	$.671
Investor Class	02/09/07	02/09/07	$.153	$.671

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $20,623,296, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class 2	100%
Service Class	100%
Investor Class	100%

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

VIP Growth & Income Portfolio

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Growth & Income Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly
Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0207
1.540026.109

Fidelity® Variable Insurance Products:
Growth Opportunities Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

VIP Growth Opportunities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities - Initial Class	5.46%	4.55%	4.12%
VIP Growth Opportunities - Service Class A	5.30%	4.44%	4.03%
VIP Growth Opportunities - Service Class 2 B	5.12%	4.27%	3.91%
VIP Growth Opportunities - Investor Class C	5.26%	4.50%	4.09%

A The initial offering of Service Class shares took place November 3, 1997. Performance for Service Class shares reflects an asset based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

VIP Growth Opportunities Portfolio

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of VIP Growth Opportunities Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months that ended December 31, 2006, the portfolio trailed the S&P 500®. The fund underperformed partly because the fund's core growth stock holdings generally lagged the more broadly based index. Within the weak technology sector, some of the fund's larger overweighted holdings performed poorly, including Internet investments Yahoo and eBay, both of which suffered from weak business fundamentals. The fund also had unfavorable results in consumer discretionary, most notably among retailing and consumer durables/apparel stocks. In retailing, out-of-index clothier Chico's was disappointing, while within consumer durables, significant investments in homebuilders KB Home and D.R. Horton struggled when the housing market slowed more quickly and severely than expected. Elsewhere, health insurer UnitedHealth Group hampered performance as well. On the other hand, the fund benefited from investments in casino operators Las Vegas Sands and Wynn Resorts, which benefited from new properties in Asia. Despite the fund's weak results in technology overall, Canada's Research In Motion, manufacturer of the BlackBerry wireless e-mail device, boosted performance relative to the index. Elsewhere, IntercontinentalExchange, the dominant electronic commodities trading exchange, also benefited performance, as did some good stock picks in materials. None of the contributors I've mentioned were included in the index. Some of the detractors above were sold prior to period end.

Note to shareholders: The Board of Trustees of VIP Growth Opportunities Portfolio has approved changes to the fund's investment policy and benchmark index. The fund's primary benchmark will change to the Russell 1000® Growth Index from the S&P 500, and the fund will adopt a growth-oriented investment strategy in place of its current growth and value mandate. The changes will become effective on February 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Growth Opportunities Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,101.90	$ 3.97
Hypothetical A	$ 1,000.00	$ 1,021.42	$ 3.82
Service Class
Actual	$ 1,000.00	$ 1,101.40	$ 4.45
Hypothetical A	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class 2
Actual	$ 1,000.00	$ 1,100.10	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,020.11	$ 5.14
Investor Class
Actual	$ 1,000.00	$ 1,100.90	$ 4.77
Hypothetical A	$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.75%
Service Class	.84%
Service Class 2	1.01%
Investor Class	.90%

Annual Report

VIP Growth Opportunities Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	12.5	12.7
eBay, Inc.	7.7	8.5
UnitedHealth Group, Inc.	5.8	5.2
Schlumberger Ltd. (NY Shares)	3.3	0.6
Apple Computer, Inc.	3.2	2.3
Research In Motion Ltd.	2.8	2.0
Valero Energy Corp.	2.6	0.3
QUALCOMM, Inc.	2.4	2.0
Cognizant Technology Solutions Corp. Class A	2.4	2.3
Las Vegas Sands Corp.	2.1	2.0
	44.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.0	43.7
Energy	16.0	5.0
Health Care	14.2	17.1
Consumer Discretionary	11.0	12.9
Financials	8.4	10.2
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 99.7%		Stocks 95.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	15.8%	** Foreign investments	9.3%

Annual Report

VIP Growth Opportunities Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.0%
Automobiles - 0.1%
Renault SA	2,400	$ 288,332
Hotels, Restaurants & Leisure - 3.9%
Las Vegas Sands Corp. (a)	129,100	11,551,868
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	3,500	74,410
Penn National Gaming, Inc. (a)	16,203	674,369
Vail Resorts, Inc. (a)	8,000	358,560
Wynn Resorts Ltd. (d)	98,100	9,206,685
		21,865,892
Household Durables - 0.2%
Whirlpool Corp.	12,100	1,004,542
Internet & Catalog Retail - 0.0%
Submarino SA	2,900	93,658
Media - 2.2%
Comcast Corp. Class A	24,100	1,020,153
News Corp. Class B	32,400	721,224
The Walt Disney Co.	180,700	6,192,589
Time Warner, Inc.	178,000	3,876,840
XM Satellite Radio Holdings, Inc. Class A (a)	16,000	231,200
		12,042,006
Multiline Retail - 1.3%
Federated Department Stores, Inc.	40,200	1,532,826
Sears Holdings Corp. (a)	34,900	5,860,757
		7,393,583
Specialty Retail - 2.6%
Best Buy Co., Inc.	36,400	1,790,516
Circuit City Stores, Inc.	106,700	2,025,166
Gamestop Corp. Class B (a)	21,600	1,182,816
J. Crew Group, Inc.	1,300	50,115
RadioShack Corp.	8,000	134,240
Staples, Inc.	113,500	3,030,450
Zumiez, Inc. (a)(d)	218,507	6,454,697
		14,668,000
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	28,000	1,202,880
Heelys, Inc.	16,700	536,237
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	45,100	2,275,295
		4,014,412
TOTAL CONSUMER DISCRETIONARY		61,370,425
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Wal-Mart Stores, Inc.	8,100	374,058
ENERGY - 16.0%
Energy Equipment & Services - 9.3%
Baker Hughes, Inc.	41,900	3,128,254

	Shares	Value (Note 1)
BJ Services Co.	4,000	$ 117,280
Diamond Offshore Drilling, Inc.	49,800	3,981,012
GlobalSantaFe Corp.	61,600	3,620,848
Grant Prideco, Inc. (a)	111,200	4,422,424
Halliburton Co.	104,800	3,254,040
National Oilwell Varco, Inc. (a)	69,900	4,276,482
Noble Corp.	35,600	2,710,940
Pride International, Inc. (a)	79,100	2,373,791
Schlumberger Ltd. (NY Shares)	295,700	18,676,412
Transocean, Inc. (a)	32,700	2,645,103
Weatherford International Ltd. (a)	71,600	2,992,164
		52,198,750
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	8,100	352,512
Cabot Oil & Gas Corp.	7,800	473,070
Chesapeake Energy Corp.	15,600	453,180
Devon Energy Corp.	52,000	3,488,160
EOG Resources, Inc.	32,600	2,035,870
Exxon Mobil Corp.	17,500	1,341,025
Hess Corp.	20,300	1,006,271
Noble Energy, Inc.	15,700	770,399
Occidental Petroleum Corp.	8,100	395,523
Peabody Energy Corp.	79,801	3,224,758
Petroplus Holdings AG	7,110	431,634
Ultra Petroleum Corp. (a)	186,900	8,924,475
Valero Energy Corp.	288,600	14,764,776
		37,661,653
TOTAL ENERGY		89,860,403
FINANCIALS - 8.4%
Capital Markets - 4.1%
Ashmore Group plc	851,600	4,315,694
E*TRADE Financial Corp.	121,000	2,712,820
Goldman Sachs Group, Inc.	4,300	857,205
Investors Financial Services Corp.	15,700	669,919
Lazard Ltd. Class A	50,200	2,376,468
Merrill Lynch & Co., Inc.	64,800	6,032,880
Morgan Stanley	55,300	4,503,079
TD Ameritrade Holding Corp.	110,310	1,784,816
		23,252,881
Commercial Banks - 0.7%
ICICI Bank Ltd. sponsored ADR	52,800	2,203,872
Mizuho Financial Group, Inc.	38	271,315
Standard Chartered PLC (United Kingdom)	35,829	1,046,979
Sumitomo Mitsui Financial Group, Inc.	30	307,434
		3,829,600
Consumer Finance - 0.1%
Capital One Financial Corp.	3,900	299,598
Diversified Financial Services - 3.3%
Chicago Mercantile Exchange Holdings, Inc. Class A	10,600	5,403,350
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	25,000	$ 1,392,500
IntercontinentalExchange, Inc. (a)	24,750	2,670,525
Moody's Corp.	115,200	7,955,712
NETeller PLC (a)	256,948	762,417
The NASDAQ Stock Market, Inc. (a)	14,636	450,642
		18,635,146
Insurance - 0.1%
ACE Ltd.	11,930	722,600
Real Estate Management & Development - 0.1%
Shimao Property Holdings Ltd.	314,000	588,576
TOTAL FINANCIALS		47,328,401
HEALTH CARE - 14.2%
Biotechnology - 4.6%
Amgen, Inc. (a)	28,600	1,953,666
Celgene Corp. (a)	196,200	11,287,386
Genentech, Inc. (a)	94,000	7,626,220
Gilead Sciences, Inc. (a)	63,400	4,116,562
Vertex Pharmaceuticals, Inc. (a)	18,000	673,560
		25,657,394
Health Care Equipment & Supplies - 0.4%
Alcon, Inc.	4,800	536,496
C.R. Bard, Inc.	8,200	680,354
Intuitive Surgical, Inc. (a)	4,000	383,600
Inverness Medical Innovations, Inc. (a)	17,600	681,120
		2,281,570
Health Care Providers & Services - 6.3%
Brookdale Senior Living, Inc.	23,400	1,123,200
Humana, Inc. (a)	21,700	1,200,227
Nighthawk Radiology Holdings, Inc.	16,900	430,950
UnitedHealth Group, Inc.	612,105	32,888,402
		35,642,779
Health Care Technology - 0.2%
Cerner Corp. (a)	20,100	914,550
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	79,000	711,000
Pharmaceuticals - 2.6%
Allergan, Inc.	67,900	8,130,346
Merck & Co., Inc.	103,700	4,521,320
Sepracor, Inc. (a)	29,200	1,798,136
		14,449,802
TOTAL HEALTH CARE		79,657,095
INDUSTRIALS - 2.4%
Airlines - 0.6%
AirTran Holdings, Inc. (a)	27,500	322,850
AMR Corp. (a)	25,400	767,842

	Shares	Value (Note 1)
Republic Airways Holdings, Inc. (a)	23,332	$ 391,511
Ryanair Holdings PLC sponsored ADR (a)	6,300	513,450
US Airways Group, Inc. (a)	24,300	1,308,555
		3,304,208
Construction & Engineering - 1.2%
Fluor Corp.	84,700	6,915,755
Electrical Equipment - 0.1%
ABB Ltd. sponsored ADR	42,600	765,948
Industrial Conglomerates - 0.2%
General Electric Co.	33,550	1,248,396
Machinery - 0.3%
Deere & Co.	12,100	1,150,347
Joy Global, Inc.	4,900	236,866
		1,387,213
TOTAL INDUSTRIALS		13,621,520
INFORMATION TECHNOLOGY - 41.0%
Communications Equipment - 7.1%
Ciena Corp. (a)	56,800	1,573,928
Cisco Systems, Inc. (a)	130,300	3,561,099
F5 Networks, Inc. (a)	30,700	2,278,247
Juniper Networks, Inc. (a)	79,300	1,501,942
Motorola, Inc.	81,080	1,667,005
QUALCOMM, Inc.	364,500	13,774,455
Research In Motion Ltd. (a)	122,870	15,700,329
		40,057,005
Computers & Peripherals - 3.9%
Apple Computer, Inc. (a)	211,700	17,960,628
Dell, Inc. (a)	16,200	406,458
Hewlett-Packard Co.	32,400	1,334,556
Network Appliance, Inc. (a)	36,700	1,441,576
Rackable Systems, Inc. (a)	15,600	483,132
		21,626,350
Electronic Equipment & Instruments - 0.0%
Sunpower Corp. Class A (a)	500	18,585
Internet Software & Services - 20.4%
Akamai Technologies, Inc. (a)	8,000	424,960
eBay, Inc. (a)(d)	1,438,997	43,270,640
Google, Inc. Class A (sub. vtg.) (a)(d)	152,500	70,223,197
NHN Corp.	468	57,418
Yahoo! Japan Corp.	234	93,168
Yahoo!, Inc. (a)	14,400	367,776
		114,437,159
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	170,200	13,132,632
First Data Corp.	96,200	2,455,024
Infosys Technologies Ltd. sponsored ADR	47,400	2,586,144
Paychex, Inc.	186,180	7,361,557
Satyam Computer Services Ltd. sponsored ADR	79,400	1,906,394
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - continued
SRA International, Inc. Class A (a)	7,700	$ 205,898
The Western Union Co.	177,800	3,986,276
		31,633,925
Semiconductors & Semiconductor Equipment - 2.3%
Broadcom Corp. Class A (a)	47,150	1,523,417
Intel Corp.	190,900	3,865,725
Linear Technology Corp.	19,300	585,176
Marvell Technology Group Ltd. (a)	299,600	5,749,324
Silicon On Insulator Technologies SA (SOITEC) (a)	31,100	1,106,519
		12,830,161
Software - 1.7%
Activision, Inc. (a)	72,366	1,247,590
Autodesk, Inc. (a)	9,398	380,243
Electronic Arts, Inc. (a)	32,500	1,636,700
Nintendo Co. Ltd.	16,000	4,152,877
Opnet Technologies, Inc. (a)	15,500	223,975
Oracle Corp. (a)	60,800	1,042,112
Salesforce.com, Inc. (a)	17,800	648,810
		9,332,307
TOTAL INFORMATION TECHNOLOGY		229,935,492
MATERIALS - 2.8%
Chemicals - 0.2%
Monsanto Co.	21,600	1,134,648
Metals & Mining - 2.6%
Allegheny Technologies, Inc.	11,700	1,060,956
Carpenter Technology Corp.	14,400	1,476,288
Central African Mining & Exploration Co. PLC (a)	7,800	8,593
Mittal Steel Co. NV Class A (NY Shares)	101,900	4,298,142
Newmont Mining Corp.	15,600	704,340
Phelps Dodge Corp.	47,200	5,650,784
Titanium Metals Corp.	44,000	1,298,440
		14,497,543
TOTAL MATERIALS		15,632,191
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	232,600	8,315,450
BellSouth Corp.	164,000	7,726,040
		16,041,490

	Shares	Value (Note 1)
Wireless Telecommunication Services - 0.9%
America Movil SA de CV Series L sponsored ADR	40,600	$ 1,835,932
American Tower Corp. Class A (a)	31,900	1,189,232
Bharti Airtel Ltd. (a)	139,642	2,057,199
		5,082,363
TOTAL TELECOMMUNICATION SERVICES		21,123,853
TOTAL COMMON STOCKS (Cost $458,420,185)		558,903,438
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 5.37% (b)	2,141,767	2,141,767
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	42,882,750	42,882,750
TOTAL MONEY MARKET FUNDS (Cost $45,024,517)		45,024,517
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $503,444,702)	603,927,955
NET OTHER ASSETS - (7.7)%	(42,963,807)
NET ASSETS - 100%	$ 560,964,148
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 367,660
Fidelity Securities Lending Cash Central Fund	257,827
Total	$ 625,487
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.2%
Canada	4.4%
Netherlands Antilles	3.3%
India	1.6%
Bermuda	1.4%
Cayman Islands	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $129,942,871 of which $14,327,994 and $115,614,877 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio

VIP Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $41,691,762) - See accompanying schedule: Unaffiliated issuers (cost $458,420,185)	$ 558,903,438
Fidelity Central Funds (cost $45,024,517)	45,024,517
Total Investments (cost $503,444,702)		$ 603,927,955
Foreign currency held at value (cost $1,674)		1,676
Receivable for investments sold		2,391,738
Receivable for fund shares sold		9,850
Dividends receivable		281,753
Interest receivable		14,442
Prepaid expenses		2,628
Other receivables		25,592
Total assets		606,655,634

Liabilities
Payable for investments purchased	$ 1,994,011
Payable for fund shares redeemed	192,459
Accrued management fee	269,091
Distribution fees payable	28,035
Other affiliated payables	51,451
Other payables and accrued expenses	273,689
Collateral on securities loaned, at value	42,882,750
Total liabilities		45,691,486

Net Assets		$ 560,964,148
Net Assets consist of:
Paid in capital		$ 593,553,025
Undistributed net investment income		18,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(132,988,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		100,381,435
Net Assets		$ 560,964,148

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($310,736,348 ÷ 17,114,517 shares)	$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($176,556,357 ÷ 9,734,024 shares)	$ 18.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($60,689,528 ÷ 3,366,087 shares)	$ 18.03

Investor Class: Net Asset Value, offering price and redemption price per share ($12,981,915 ÷ 716,994 shares)	$ 18.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Opportunities Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 2,618,704
Special dividends		1,210,687
Interest		1,408
Income from Fidelity Central Funds (including $257,827 from security lending)		625,487
Total income		4,456,286

Expenses
Management fee	$ 3,275,689
Transfer agent fees	414,435
Distribution fees	320,152
Accounting and security lending fees	238,667
Custodian fees and expenses	41,566
Independent trustees' compensation	2,199
Audit	49,344
Legal	12,477
Miscellaneous	154,310
Total expenses before reductions	4,508,839
Expense reductions	(272,476)	4,236,363
Net investment income (loss)		219,923
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,510,067
Foreign currency transactions	(12,540)
Futures contracts	284,191
Total net realized gain (loss)		57,781,718
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $102,307)	(31,012,706)
Assets and liabilities in foreign currencies	546
Total change in net unrealized appreciation (depreciation)		(31,012,160)
Net gain (loss)		26,769,558
Net increase (decrease) in net assets resulting from operations		$ 26,989,481

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 219,923	$ 4,000,392
Net realized gain (loss)	57,781,718	76,618,950
Change in net unrealized appreciation (depreciation)	(31,012,160)	(25,503,316)
Net increase (decrease) in net assets resulting from operations	26,989,481	55,116,026
Distributions to shareholders from net investment income	(4,129,406)	(6,184,820)
Share transactions - net increase (decrease)	(128,096,300)	(116,534,058)
Total increase (decrease) in net assets	(105,236,225)	(67,602,852)

Net Assets
Beginning of period	666,200,373	733,803,225
End of period (including undistributed net investment income of $18,047 and undistributed net investment income of $3,933,365, respectively)	$ 560,964,148	$ 666,200,373

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.34	$ 16.07	$ 15.07	$ 11.71	$ 15.13
Income from Investment Operations
Net investment income (loss) C	.02 F	.10	.14 G	.08	.09
Net realized and unrealized gain (loss)	.92	1.32	.94	3.38	(3.37)
Total from investment operations	.94	1.42	1.08	3.46	(3.28)
Distributions from net investment income	(.12)	(.15)	(.08)	(.10)	(.14)
Net asset value, end of period	$ 18.16	$ 17.34	$ 16.07	$ 15.07	$ 11.71
Total Return A, B	5.46%	8.89%	7.19%	29.87%	(21.84)%
Ratios to Average Net Assets D, H
Expenses before reductions	.72%	.70%	.72%	.72%	.70%
Expenses net of fee waivers, if any	.72%	.70%	.72%	.72%	.70%
Expenses net of all reductions	.67%	.65%	.70%	.70%	.66%
Net investment income (loss)	.10% F	.65%	.91%	.64%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,736	$ 400,644	$ 459,975	$ 490,710	$ 403,476
Portfolio turnover rate E	128%	123%	65%	62%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.33	$ 16.05	$ 15.06	$ 11.70	$ 15.11
Income from Investment Operations
Net investment income (loss) C	- F, I	.09	.12 G	.07	.08
Net realized and unrealized gain (loss)	.91	1.32	.94	3.37	(3.37)
Total from investment operations	.91	1.41	1.06	3.44	(3.29)
Distributions from net investment income	(.10)	(.13)	(.07)	(.08)	(.12)
Net asset value, end of period	$ 18.14	$ 17.33	$ 16.05	$ 15.06	$ 11.70
Total Return A, B	5.30%	8.86%	7.06%	29.66%	(21.92)%
Ratios to Average Net Assets D, H
Expenses before reductions	.82%	.80%	.82%	.82%	.80%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.82%	.80%
Expenses net of all reductions	.78%	.75%	.80%	.80%	.77%
Net investment income (loss)	-% F, I	.54%	.81%	.54%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 176,556	$ 200,798	$ 212,890	$ 224,660	$ 188,318
Portfolio turnover rate E	128%	123%	65%	62%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.23	$ 15.96	$ 14.98	$ 11.64	$ 15.04
Income from Investment Operations
Net investment income (loss) C	(.03) F	.06	.10 G	.05	.05
Net realized and unrealized gain (loss)	.91	1.32	.93	3.35	(3.34)
Total from investment operations	.88	1.38	1.03	3.40	(3.29)
Distributions from net investment income	(.08)	(.11)	(.05)	(.06)	(.11)
Net asset value, end of period	$ 18.03	$ 17.23	$ 15.96	$ 14.98	$ 11.64
Total Return A, B	5.12%	8.68%	6.89%	29.40%	(22.01)%
Ratios to Average Net Assets D, H
Expenses before reductions	.99%	.96%	.98%	.99%	.97%
Expenses net of fee waivers, if any	.99%	.96%	.98%	.99%	.97%
Expenses net of all reductions	.94%	.92%	.96%	.96%	.94%
Net investment income (loss)	(.17)% F	.38%	.65%	.37%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,690	$ 60,406	$ 60,938	$ 60,129	$ 41,486
Portfolio turnover rate E	128%	123%	65%	62%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.38)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.33	$ 16.20
Income from Investment Operations
Net investment income (loss) E	(.01) H	.02
Net realized and unrealized gain (loss)	.91	1.11
Total from investment operations	.90	1.13
Distributions from net investment income	(.12)	-
Net asset value, end of period	$ 18.11	$ 17.33
Total Return B, C, D	5.26%	6.98%
Ratios to Average Net Assets F, J
Expenses before reductions	.88%	.87% A
Expenses net of fee waivers, if any	.88%	.87% A
Expenses net of all reductions	.83%	.83% A
Net investment income (loss)	(.06)% H	.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,982	$ 4,353
Portfolio turnover rate G	128%	123%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds is accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 114,975,436
Unrealized depreciation	(17,621,210)
Net unrealized appreciation (depreciation)	97,354,226
Capital loss carryforward	(129,942,871)

Cost for federal income tax purposes	$ 506,573,729

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 4,129,406	$ 6,184,820

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the

VIP Growth Opportunities Portfolio

2. Operating Policies - continued

Futures Contracts - continued

form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $739,542,262 and $868,509,525, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 178,075
Service Class 2	142,077
$ 320,152

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 232,758
Service Class	122,751
Service Class 2	46,612
Investor Class	12,314
$ 414,435

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,117 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,695 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $263,340 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholders was the owner of record of 38% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Growth Opportunities Portfolio

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 2,655,348	$ 4,113,187
Service Class	1,170,776	1,676,409
Service Class 2	271,802	395,224
Investor Class	31,480	-
Total	$ 4,129,406	$ 6,184,820

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	654,594	2,043,068	$ 11,331,216	$ 32,630,211
Reinvestment of distributions	156,105	259,671	2,655,348	4,113,187
Shares redeemed	(6,799,134)	(7,829,217)	(115,931,080)	(126,275,246)
Net increase (decrease)	(5,988,435)	(5,526,478)	$ (101,944,516)	$ (89,531,848)
Service Class
Shares sold	1,992,061	1,133,176	$ 33,948,381	$ 18,609,478
Reinvestment of distributions	68,829	105,834	1,170,776	1,676,409
Shares redeemed	(3,916,648)	(2,911,194)	(67,617,641)	(46,797,036)
Net increase (decrease)	(1,855,758)	(1,672,184)	$ (32,498,484)	$ (26,511,149)
Service Class 2
Shares sold	1,070,091	586,782	$ 18,451,710	$ 9,623,165
Reinvestment of distributions	16,054	25,062	271,802	395,224
Shares redeemed	(1,226,886)	(922,792)	(20,797,202)	(14,688,498)
Net increase (decrease)	(140,741)	(310,948)	$ (2,073,690)	$ (4,670,109)
Investor Class
Shares sold	621,035	260,971	$ 11,059,561	$ 4,346,383
Reinvestment of distributions	1,853	-	31,480	-
Shares redeemed	(157,118)	(9,747)	(2,670,651)	(167,335)
Net increase (decrease)	465,770	251,224	$ 8,420,390	$ 4,179,048

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-
present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Growth Opportunities. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Growth Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Initial Class, Investor Class, Service Class, and Service Class 2 designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Growth Opportunities Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Growth Opportunities Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRO-ANN-0207
1.540209.109

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

VIP Mid Cap Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Mid Cap - Initial Class	12.70%	15.80%	19.40%
VIP Mid Cap - Service Class B	12.59%	15.69%	19.28%
VIP Mid Cap - Service Class 2 C	12.40%	15.52%	19.12%
VIP Mid Cap - Investor Class D	12.59%	15.76%	19.37%

A From December 28, 1998.

B Performance for Service Class shares reflects an asset based distribution fee (12b-1).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed the same period.

Annual Report

VIP Mid Cap Portfolio

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund beat the 10.32% return of the Standard & Poor's® MidCap 400 Index. (For specific portfolio performance results, please refer to the performance section of this report.) I built up a larger-than-normal cash position by the end of June but put much of this capital to work as market conditions improved in the period's second half. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods industry and the telecommunication services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo Fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. Having virtually no exposure to poorly performing clothing retailer Chico's FAS was helpful as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered from various operational problems during the period. A trio of oil and gas drillers - Parker Drilling, Global Industries and Noble Corp. - further detracted from the fund's results. Additionally, underweighting the high-flying stock of Indian information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Mid Cap Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,055.60	$ 3.58
HypotheticalA	$ 1,000.00	$ 1,021.73	$ 3.52
Service Class
Actual	$ 1,000.00	$ 1,054.90	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2
Actual	$ 1,000.00	$ 1,054.20	$ 4.87
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class
Actual	$ 1,000.00	$ 1,055.00	$ 4.20
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.69%
Service Class	.79%
Service Class 2.94%
Investor Class	.81%

Annual Report

VIP Mid Cap Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AGCO Corp.	2.4	1.5
Thermo Fisher Scientific, Inc.	2.3	1.5
Juniper Networks, Inc.	2.3	0.0
GlobalSantaFe Corp.	2.1	1.0
Kinross Gold Corp.	1.9	1.3
CDW Corp.	1.8	0.9
Agnico-Eagle Mines Ltd.	1.7	0.8
Verizon Communications, Inc.	1.5	0.0
Ameriprise Financial, Inc.	1.5	0.4
AllianceBernstein Holding LP	1.5	0.8
	19.0
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.6	17.2
Industrials	14.3	12.7
Health Care	13.0	9.7
Information Technology	12.5	10.7
Materials	11.9	12.9
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 98.9%		Stocks 88.8%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 11.2%
* Foreign investments	28.3%	** Foreign investments	26.5%

Annual Report

VIP Mid Cap Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 1.1%
Autoliv, Inc.	64,600	$ 3,895,380
BorgWarner, Inc.	100	5,902
Continental AG	100	11,631
ElringKlinger AG	200	12,811
Fuel Systems Solutions, Inc. (a)	649,644	14,344,140
Gentex Corp.	2,376,513	36,978,542
Jinheng Automotive Safety Technology Holdings Ltd.	2,000	255
LKQ Corp. (a)	382,655	8,797,238
Minth Group Ltd.	11,262,000	9,251,916
New Focus Auto Tech Holdings Ltd.	7,084,000	2,003,625
Rico Auto Industries Ltd.	100	142
Showa Corp.	250,700	4,083,220
		79,384,802
Automobiles - 0.1%
Bajaj Auto Ltd.	86	5,106
Geely Automobile Holdings Ltd.	59,050,200	5,845,577
Hyundai Motor Co.	2,770	200,751
Hyundai Motor Co. GDR (f)	100	3,538
PT Astra International Tbk	500	873
Renault SA	100	12,014
		6,067,859
Distributors - 0.0%
Abc-Mart, Inc.	100	2,478
China Resources Enterprise Ltd.	362,000	1,040,163
Li & Fung Ltd.	2,200	6,845
		1,049,486
Diversified Consumer Services - 0.4%
Apollo Group, Inc. Class A (a)	203,000	7,910,910
Benesse Corp.	100	3,805
Bright Horizons Family Solutions, Inc. (a)	57	2,204
Hartford Education Corp. Ltd.	30,583	15,559
ITT Educational Services, Inc. (a)	326,500	21,669,805
New Oriental Education & Technology Group, Inc. sponsored ADR	100	3,354
Princeton Review, Inc. (a)	29	153
Raffles Education Corp. Ltd.	734,000	847,393
Service Corp. International	100	1,025
Strayer Education, Inc.	100	10,605
		30,464,813
Hotels, Restaurants & Leisure - 1.8%
Accor SA	101,700	7,881,317
Buffalo Wild Wings, Inc. (a)	78,400	4,170,880
Carrols Restaurant Group, Inc.	240,100	3,404,618
Chipotle Mexican Grill, Inc. Class A	100	5,700
Indian Hotels Co. Ltd.	1,000	3,506
Krispy Kreme Doughnuts, Inc. (a)	100	1,110
Kyoritsu Maintenance Co. Ltd.	120	2,792
McCormick & Schmick's Seafood Restaurants (a)	100	2,404

	Shares	Value (Note 1)
Minor International PCL (For. Reg.)	7,473,610	$ 2,508,772
OSI Restaurant Partners, Inc.	100	3,920
P.F. Chang's China Bistro, Inc. (a)	100	3,838
Panera Bread Co. Class A (a)	100	5,591
Red Robin Gourmet Burgers, Inc. (a)	152,900	5,481,465
Ruby Tuesday, Inc.	542,452	14,884,883
Ruth's Chris Steak House, Inc. (a)	124,700	2,279,516
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	830,000	398,018
Shangri-La Asia Ltd.	100	258
Sonic Corp. (a)	2,573,341	61,631,505
St. Marc Holdings Co. Ltd.	407,800	28,945,065
TAJ GVK Hotels & Resorts Ltd.	297,699	1,533,202
Texas Roadhouse, Inc. Class A (a)	100	1,326
		133,149,686
Household Durables - 0.7%
Alba PLC	26	106
Chitaly Holdings Ltd.	528,000	109,967
Corporacion Geo SA de CV Series B (a)	100	502
Cyrela Brazil Realty SA	407,800	3,884,264
Daito Trust Construction Co.	115,300	5,288,013
George Wimpey PLC	100	1,094
Henry Boot PLC	69,474	1,462,734
Makita Corp. sponsored ADR	100	3,110
Nihon Eslead Corp. (d)	262,700	7,988,022
Rational AG	100	18,635
Samson Holding Ltd.	100	55
Sekisui House Ltd.	569,000	8,282,881
Skyworth Digital Holdings Ltd.	2,052	203
Snap-On, Inc.	100	4,764
Techtronic Industries Co. Ltd.	500	648
The Stanley Works	418,871	21,065,023
Woongjin Coway Co. Ltd.	100	2,774
		48,112,795
Internet & Catalog Retail - 0.3%
Netflix, Inc. (a)	100	2,586
NutriSystem, Inc. (a)(d)	140,500	8,906,295
Priceline.com, Inc. (a)	350,400	15,280,944
VistaPrint Ltd. (a)	100	3,311
		24,193,136
Leisure Equipment & Products - 1.0%
Beneteau SA	100	10,892
Giant Manufacturing Co. Ltd.	512,000	840,632
Jumbo SA	862,219	18,873,039
Marvel Entertainment, Inc. (a)	305,700	8,226,387
Mega Brands, Inc. (a)	100	2,243
Nidec Copal Corp.	100	1,177
Oakley, Inc.	2,108,113	42,288,747
SHIMANO, Inc.	100	2,898
		70,246,015
Media - 2.0%
Aegis Group PLC	70,600	193,583
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Austar United Communications Ltd.	100	$ 104
Balaji Telefilms Ltd.	100	287
Clear Media Ltd. (a)	243,000	296,787
Dow Jones & Co., Inc.	314,700	11,958,600
E.W. Scripps Co. Class A	102,700	5,128,838
Focus Media Holding Ltd. ADR (a)	76,700	5,092,113
Getty Images, Inc. (a)	101,980	4,366,784
Grupo Televisa SA de CV (CPO) sponsored ADR	100	2,701
Harris Interactive, Inc. (a)	1,697,667	8,556,242
Interpublic Group of Companies, Inc.	423,000	5,177,520
McGraw-Hill Companies, Inc.	100	6,802
Modern Times Group AB (MTG) (B Shares)	69,750	4,584,995
News Corp. Class A	204	4,382
Omnicom Group, Inc.	912,248	95,366,406
Radio One, Inc. Class D (non-vtg.) (a)	469,228	3,162,597
Reuters Group PLC sponsored ADR	200	10,446
Trader Classified Media NV:
(A Shares)	100	166
Class A (NY Shares)	76,800	111,360
Usen Corp.	100	1,092
Wire & Wireless India Ltd.	44	93
Zee News Ltd. (a)	40	62
Zee Telefilms Ltd.	88	586
		144,022,546
Multiline Retail - 0.6%
Don Quijote Co. Ltd.	300	5,733
JCPenney Co., Inc.	100	7,736
Lifestyle International Holdings Ltd.	2,328,500	5,987,169
Lojas Renner SA	595,600	8,460,782
Nordstrom, Inc.	530,100	26,155,134
Parkson Retail Group Ltd.	500	2,475
PT Mitra Adiperkasa Tbk	1,553,000	157,138
Ryohin Keikaku Co. Ltd.	47,000	3,596,556
Shopper's Stop Ltd.	200,100	3,078,950
		47,451,673
Specialty Retail - 1.5%
Asahi Co. Ltd.	200	2,906
Blacks Leisure Group PLC	100	782
Build-A-Bear Workshop, Inc. (a)(d)	183,870	5,152,037
CarMax, Inc. (a)	122,400	6,564,312
Charming Shoppes, Inc. (a)	100	1,353
China Paradise Electronics Retail Ltd.	567,900	159,894
Chow Sang Sang Holdings International Ltd.	2,000	1,131
Cost Plus, Inc. (a)	100	1,030
DSG International PLC	5,765,678	21,624,886
DSG International PLC sponsored ADR	100	1,120
DSW, Inc. Class A (a)	100	3,857

	Shares	Value (Note 1)
Esprit Holdings Ltd.	500	$ 5,583
Fantastic Holdings Ltd.	110	297
Gamestop Corp.:
Class A (a)	26,500	1,460,415
Class B (a)	465,700	25,501,732
GOME Electrical Appliances Holdings Ltd.	100	78
Guess?, Inc. (a)	100	6,343
Hennes & Mauritz AB (H&M) (B Shares)	100	5,054
Inditex SA	354,500	19,099,525
JB Hi-Fi Ltd.	100	517
KOMERI Co. Ltd.	100	2,923
Lewis Group Ltd.	724,400	6,084,919
Nafco Co. Ltd.	1,300	33,742
Nitori Co. Ltd.	100	4,343
Pendragon PLC	500	979
RONA, Inc. (a)	100	1,801
Ross Stores, Inc.	590,355	17,297,402
Sally Beauty Holdings, Inc. (a)	474,900	3,704,220
Sharper Image Corp. (a)	100	925
Williams-Sonoma, Inc.	100	3,144
Xebio Co. Ltd.	100	3,142
Yamada Denki Co. Ltd.	59,360	5,036,002
		111,766,394
Textiles, Apparel & Luxury Goods - 1.6%
Asics Corp.	5,355,700	67,210,548
Columbia Sportswear Co.	90,400	5,035,280
Crocs, Inc.	198,000	8,553,600
Folli Follie SA	80	3,158
Gildan Activewear, Inc. Class A (a)	200	9,346
Good Fellow Group Ltd. (a)	8,198,000	1,127,735
Heelys, Inc.	6,100	195,871
Iconix Brand Group, Inc. (a)	9,200	178,388
Luxottica Group Spa sponsored ADR	100	3,067
NIKE, Inc. Class B	100	9,903
Phoenix Footwear Group, Inc. (a)	2,100	9,240
Polo Ralph Lauren Corp. Class A	100	7,766
Ports Design Ltd.	2,687,500	5,873,713
Quiksilver, Inc. (a)	390,568	6,151,446
Ted Baker PLC	1,365,208	15,708,740
The Swatch Group AG (Bearer)	100	22,089
Tod's Spa	100	8,066
Under Armour, Inc. Class A (sub. vtg.) (a)	70	3,532
VF Corp.	10,500	861,840
Welspun India Ltd. (a)	27,489	53,588
Yue Yuen Industrial Holdings Ltd.	1,396,300	4,433,952
		115,460,868
TOTAL CONSUMER DISCRETIONARY		811,370,073
CONSUMER STAPLES - 6.0%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	36,500	1,313,270
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Beverages - continued
Brick Brewing Co. Ltd. (a)	100	$ 154
C&C Group PLC	44,331	787,172
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	100	4,880
sponsored ADR	20	878
Fomento Economico Mexicano SA de CV sponsored ADR	18,600	2,153,136
Grupo Modelo SA de CV Series C	142,600	791,834
Heineken Holding NV (A Shares)	100	4,066
Jones Soda Co. (a)	45,559	560,376
MGP Ingredients, Inc.	200	4,522
Remy Cointreau SA	100	6,469
Tsingtao Brewery Co. Ltd. (H Shares)	3,000	5,060
Yantai Changyu Pioneer Wine Co. (B Shares)	130	613
		5,632,430
Food & Staples Retailing - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	100	2,174
Daikokutenbussan Co. Ltd.	79,000	1,327,173
Heng Tai Consumables Group Ltd.	22,257,200	2,031,628
Lianhua Supermarket Holdings Co. (H Shares)	356,000	425,646
Metro AG	297,000	18,942,322
Performance Food Group Co. (a)	937,485	25,912,085
Plant Co. Ltd.	127,000	419,244
Safeway, Inc.	260,159	8,991,095
Shinsegae Co. Ltd.	100	62,366
Valor Co. Ltd.	651,000	8,618,026
Wal-Mart de Mexico SA de CV sponsored ADR	202	8,858
Whole Foods Market, Inc.	225,056	10,561,878
X5 Retail Group NV unit (a)(f)	100	2,600
		77,305,095
Food Products - 2.1%
Alico, Inc.	55,049	2,787,131
Barry Callebaut AG	85	42,885
Britannia Industries Ltd.	25,116	623,046
Bunge Ltd.	100	7,251
Campbell Soup Co.	100	3,889
Chaoda Modern Agriculture (Holdings) Ltd.	1,000	644
China Mengniu Dairy Co. Ltd.	100	263
China Yurun Food Group Ltd.	1,000	922
Chiquita Brands International, Inc.	666,200	10,639,214
COFCO International Ltd.	2,000	2,021
Corn Products International, Inc.	1,571,604	54,283,202
Diamond Foods, Inc.	77,900	1,480,879
Green Mountain Coffee Roasters, Inc. (a)	100	4,923
Groupe Danone	225,600	34,191,701

	Shares	Value (Note 1)
Groupe Danone sponsored ADR	81,700	$ 2,663,420
H.J. Heinz Co.	184,900	8,322,349
Heritage Foods (India) Ltd.	100	399
Hershey Co.	100	4,980
Hormel Foods Corp.	100	3,734
IAWS Group PLC (Ireland)	25,450	651,822
Lindt & Spruengli AG	402	10,124,615
McCormick & Co., Inc. (non-vtg.)	471,200	18,169,472
Nutreco Holding NV	100	6,520
PAN Fish ASA (a)	4,775,000	4,365,312
Peet's Coffee & Tea, Inc. (a)	100	2,624
PT Indofood Sukses Makmur Tbk	16,859,000	2,530,668
Rocky Mountain Chocolate Factory, Inc.	100	1,470
Seaboard Corp.	430	758,950
Want Want Holdings Ltd.	1,000	1,630
Wimm-Bill-Dann Foods OJSC sponsored ADR	47,600	3,167,780
Wm. Wrigley Jr. Co.	100	5,172
		154,848,888
Household Products - 0.1%
Church & Dwight Co., Inc.	208,200	8,879,730
Hindustan Lever Ltd.	100	491
		8,880,221
Personal Products - 2.6%
Amorepacific Corp. (a)	62	38,667
Avon Products, Inc.	3,081,079	101,798,850
Concern Kalina OJSC:
GDR (f)	21,643	1,135,790
sponsored ADR	21,300	1,117,790
Estee Lauder Companies, Inc. Class A	100	4,082
Godrej Consumer Products Ltd.	359,060	1,222,912
Hengan International Group Co. Ltd.	29,834,200	73,949,754
Kose Corp.	110	3,326
Marico Ltd.	100	1,231
Natura Cosmeticos SA	168,300	2,349,819
NBTY, Inc. (a)	56,200	2,336,234
Shiseido Co. Ltd. sponsored ADR	207,200	4,475,520
		188,433,975
TOTAL CONSUMER STAPLES		435,100,609
ENERGY - 14.6%
Energy Equipment & Services - 11.1%
Cameron International Corp. (a)	1,503,000	79,734,150
Core Laboratories NV (a)(e)	1,269,500	102,829,500
Diamond Offshore Drilling, Inc.	164,000	13,110,160
ENSCO International, Inc.	693,800	34,731,628
FMC Technologies, Inc. (a)	215,400	13,275,102
Global Industries Ltd. (a)	1,826,306	23,815,030
GlobalSantaFe Corp.	2,574,339	151,319,646
Metretek Technologies, Inc. (a)	100	1,232
Newpark Resources, Inc. (a)	2,881,639	20,776,617
Noble Corp.	608,500	46,337,275
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Oceaneering International, Inc. (a)	293,900	$ 11,667,830
Parker Drilling Co. (a)	4,892,399	39,970,900
Pason Systems, Inc.	3,316,400	37,714,806
Pride International, Inc. (a)	1,332,750	39,995,828
Rowan Companies, Inc.	1,506,100	50,002,520
RPC, Inc.	452,800	7,643,264
Smith International, Inc.	1,389,320	57,059,372
Superior Energy Services, Inc. (a)	1,020,531	33,350,953
TODCO Class A (a)(d)	361,200	12,342,204
Transocean, Inc. (a)	131,000	10,596,590
W-H Energy Services, Inc. (a)	448,172	21,821,495
		808,096,102
Oil, Gas & Consumable Fuels - 3.5%
Cabot Oil & Gas Corp.	606,724	36,797,811
Cameco Corp. (d)	135,400	5,481,029
Canadian Natural Resources Ltd.	120,100	6,401,557
Chesapeake Energy Corp.	268,300	7,794,115
China Coal Energy Co. Ltd. (H Shares)	1,000	649
China Petroleum & Chemical Corp. sponsored ADR	100	9,264
China Shenhua Energy Co. Ltd. (H Shares)	500	1,203
CONSOL Energy, Inc.	767,315	24,653,831
Cosmo Oil Co. Ltd.	1,244,000	5,057,505
Frontier Oil Corp.	382,800	11,001,672
Hess Corp.	584,800	28,988,536
Houston Exploration Co. (a)	353,125	18,284,813
International Coal Group, Inc. (a)	1,638,766	8,931,275
JKX Oil & Gas	91	526
Newfield Exploration Co. (a)	271,900	12,493,805
Niko Resources Ltd.	100	7,148
Nippon Oil Corp.	741,000	4,954,523
Noble Energy, Inc.	283,300	13,901,531
OPTI Canada, Inc. (a)	200	3,393
Peabody Energy Corp.	261,500	10,567,215
Penn Virginia Resource Partners LP	253,265	6,587,423
PetroChina Co. Ltd. sponsored ADR	100	14,078
Petroleo Brasileiro SA Petrobras:
(PN) sponsored ADR (non-vtg.)	100	9,276
sponsored ADR	100	10,299
Rentech, Inc. (a)	100	377
Sasol Ltd. sponsored ADR	100	3,690
Southwestern Energy Co. (a)	333,100	11,675,155
Sunoco, Inc.	236,500	14,748,140
Surgutneftegaz JSC sponsored ADR	100	7,700
Tesoro Corp.	281,550	18,517,544
Uramin, Inc. (a)	100	282

	Shares	Value (Note 1)
Valero Energy Corp.	184,822	$ 9,455,494
VeraSun Energy Corp.	100	1,975
		256,362,834
TOTAL ENERGY		1,064,458,936
FINANCIALS - 11.4%
Capital Markets - 4.2%
Acta Holding ASA	376,350	1,991,925
AllianceBernstein Holding LP	1,364,828	109,732,171
Ameriprise Financial, Inc.	2,029,697	110,618,487
AWD Holding AG	157,600	6,662,194
Azimut Holdings Spa	907,400	12,157,989
Charlemagne Capital Ltd.	2,252,100	3,605,870
Deutsche Bank AG (NY Shares)	100	13,324
EFG International (a)	100	3,770
Espirito Santo Financial Group SA	100	3,287
Franklin Resources, Inc.	8,400	925,428
Indiabulls Financial Services Ltd.	300	4,491
JAFCO Co. Ltd.	231,800	11,448,837
Japan Asia Investment Co. Ltd.	158,000	944,948
Jefferies Group, Inc.	240,500	6,450,210
Korea Investment Holdings Co. Ltd.	288,880	14,381,878
Legg Mason, Inc.	100	9,505
Marusan Securities Co. Ltd. (d)	1,331,600	17,393,011
MPC Muenchmeyer Petersen Capital AG	59,600	5,256,873
New Star Asset Management Ltd.	100	833
Nuveen Investments, Inc. Class A	100	5,188
T. Rowe Price Group, Inc.	400	17,508
TD Ameritrade Holding Corp.	100	1,618
W.P. Carey & Co. LLC	70,600	2,122,942
		303,752,287
Commercial Banks - 1.0%
Allahabad Bank	1,142,127	2,330,079
Banco Itau Holding Financeira SA:
(PN) (non-vtg.)	5,300	191,385
sponsored ADR (non-vtg.)	97,700	3,531,855
Banco Pastor SA	100	1,947
Bank of Ayudhya PCL (For. Reg.)	304,800	159,063
Bank of Baroda	1,157,580	6,890,638
Bank of Fukuoka Ltd.	798,000	5,818,261
Bank of India	1,345,338	6,324,903
Boston Private Financial Holdings, Inc.	195	5,501
Canara Bank	273,867	1,738,061
Capitalia Spa	79	748
Cathay General Bancorp	20	690
Commerce Bancorp, Inc., New Jersey	46,500	1,640,055
Corp. Bank Ltd.	230,369	1,812,038
DnB Nor ASA	100	1,419
East West Bancorp, Inc.	100	3,542
Fulton Financial Corp.	13	217
HDFC Bank Ltd. sponsored ADR	100	7,548
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Hiroshima Bank Ltd.	1,480,900	$ 8,583,125
Hokuhoku Financial Group, Inc.	100	366
ICICI Bank Ltd. sponsored ADR	4,000	166,960
Industrial & Commercial Bank of China (Asia) Ltd.	938,000	1,808,879
Juroku Bank Ltd.	1,155,400	6,366,589
Lakeland Financial Corp.	200	5,106
Marshall & Ilsley Corp.	100	4,811
Nara Bancorp, Inc.	45,339	948,492
Oriental Bank of Commerce	182,856	960,020
OTP Bank Rt.	100	4,595
PT Bank Central Asia Tbk	500	289
Punjab National Bank	349,364	4,383,225
Sberbank (Savings Bank of the Russian Federation) GDR	100	35,909
Siam City Bank PLC (For. Reg.)	236,300	117,317
State Bank of India	95,126	3,223,093
Sumitomo Trust & Banking Co. Ltd.	1,206,000	12,642,486
UCO Bank (a)	1,431,669	688,006
Uniao de Bancos Brasileiros SA (Unibanco) GDR	23,400	2,175,264
Union Bank of India	136,229	388,383
UTI Bank Ltd.	279,300	2,973,122
Vijaya Bank Ltd.	436,403	472,659
Wintrust Financial Corp.	100	4,802
		76,411,448
Consumer Finance - 0.3%
Advanta Corp.:
Class A	3,834	152,632
Class B	157,595	6,875,870
CompuCredit Corp. (a)(d)	349,200	13,901,652
		20,930,154
Diversified Financial Services - 0.3%
Bank of America Corp.	277,600	14,821,064
Financial Technology (India) Ltd.	78	3,141
Hong Kong Exchanges & Clearing Ltd.	100	1,099
Infrastructure Development Finance Co. Ltd.	100	177
Kotak Mahindra Bank Ltd.	611,358	5,540,540
Moody's Corp.	53	3,660
PICO Holdings, Inc. (a)	12,000	417,240
SREI Infrastructure Finance Ltd.	100	120
		20,787,041
Insurance - 3.4%
Admiral Group PLC	457,800	9,853,900
AFLAC, Inc.	1,151,600	52,973,600
American International Group, Inc.	419,100	30,032,706
April Group	100	4,804
Assurant, Inc.	1,499,801	82,864,005
Baloise Holdings AG (Reg.)	100	9,992
Brown & Brown, Inc.	100	2,821

	Shares	Value (Note 1)
China Life Insurance Co. Ltd. ADR	266	$ 13,436
Everest Re Group Ltd.	52,300	5,131,153
Genworth Financial, Inc. Class A (non-vtg.)	100	3,421
Milano Assicurazioni Spa	1,021,400	8,326,693
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,398,000	13,272,039
Power Financial Corp.	100	3,232
Principal Financial Group, Inc.	100	5,870
Progressive Corp.	618,324	14,975,807
Protective Life Corp.	57,800	2,745,500
Reinsurance Group of America, Inc.	492,800	27,448,960
UNIPOL Assicurazioni Spa	100	361
USI Holdings Corp. (a)	100	1,536
W.R. Berkley Corp.	1	26
		247,669,862
Real Estate Investment Trusts - 0.5%
Alexandria Real Estate Equities, Inc.	100	10,040
BioMed Realty Trust, Inc.	100	2,860
Charter Hall Group unit	1,065,500	1,900,899
Developers Diversified Realty Corp.	13,900	875,005
Digital Realty Trust, Inc.	100	3,423
Equity Residential (SBI)	166,000	8,424,500
Inland Real Estate Corp.	114,100	2,135,952
K-REIT Asia	353,020	575,645
Multiplex Group unit	5,589,000	17,603,707
Plum Creek Timber Co., Inc.	100	3,985
Societe de la Tour Eiffel	4,600	828,954
Weingarten Realty Investors (SBI)	161,300	7,437,543
		39,802,513
Real Estate Management & Development - 1.7%
Aeon Mall Co. Ltd.	481,100	27,156,590
AV Jennings Homes Ltd.	104	91
British Land Co. PLC	333,800	11,205,515
CapitaLand Ltd.	1,914,000	7,740,143
Derwent Valley Holdings PLC	229,300	9,417,533
Fabege AB	27,600	739,822
Hopson Development Holdings Ltd.	3,720,000	10,521,579
Joint Corp.	200	7,694
Keppel Land Ltd.	100	450
Kerry Properties Ltd.	9,143,024	42,727,707
Land Securities Group PLC	131,400	5,978,321
NTT Urban Development Co.	395	763,125
Sankei Building Co. Ltd.	76,300	671,671
Shanghai Forte Land Co. Ltd. (H Shares)	1,022,000	457,241
Shanghai Real Estate Ltd.	10,050,000	3,475,631
Shun Tak Holdings Ltd.	994,200	1,521,024
Sobha Developers Ltd. (a)	1,722	38,882
Songbird Estates PLC Class B	156,800	1,073,317
Ticon Industrial Connection PCL (For. Reg.)	2,316,400	1,208,841
		124,705,177
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	84	$ 3,098
TOTAL FINANCIALS		834,061,580
HEALTH CARE - 13.0%
Biotechnology - 1.0%
Alnylam Pharmaceuticals, Inc. (a)	122,300	2,617,220
Amylin Pharmaceuticals, Inc. (a)	135,013	4,869,919
BioCryst Pharmaceuticals, Inc. (a)(d)	334,200	3,863,352
Biogen Idec, Inc. (a)	478,100	23,517,739
Celgene Corp. (a)	100	5,753
CSL Ltd.	83	4,283
Cubist Pharmaceuticals, Inc. (a)	100	1,811
CuraGen Corp. (a)	100	460
CytRx Corp. (a)	100	191
deCODE genetics, Inc. (a)	100	453
Genentech, Inc. (a)	100	8,113
Genitope Corp. (a)	100	352
Genta, Inc. (a)	100	44
GTx, Inc. (a)	422,853	7,543,698
Human Genome Sciences, Inc. (a)	1,945,700	24,204,508
Infinity Pharmaceuticals, Inc. (a)	100	1,245
MannKind Corp. (a)	40	660
Medarex, Inc. (a)	181,657	2,686,707
Myriad Genetics, Inc. (a)	100	3,130
Orchid Cellmark, Inc. (a)	100	310
Pro-Pharmaceuticals, Inc. (a)	100	44
Seattle Genetics, Inc. (a)	100	533
Sino Biopharmaceutical Ltd.	4,000	473
Sirna Therapeutics, Inc. (a)	117,399	1,527,361
Sonus Pharmaceuticals, Inc. (a)	100	611
Telik, Inc. (a)	100	443
Theravance, Inc. (a)	100	3,089
		70,862,502
Health Care Equipment & Supplies - 1.6%
ArthroCare Corp. (a)	182,246	7,275,260
Beckman Coulter, Inc.	232,800	13,921,440
Becton, Dickinson & Co.	329,900	23,142,485
bioMerieux SA	100	6,819
Biophan Technologies, Inc. (a)	100	50
Biosite, Inc. (a)	94,000	4,591,900
C.R. Bard, Inc.	217,900	18,079,163
Clinical Data, Inc. (a)	100	1,605
Cytyc Corp. (a)	100	2,830
Edwards Lifesciences Corp. (a)	781,744	36,773,238
Endocare, Inc. (a)	144,600	255,942
Fresenius AG	100	20,029
Gen-Probe, Inc. (a)	100	5,237
Haemonetics Corp. (a)	62,200	2,800,244
Hologic, Inc. (a)	100	4,728
Hospira, Inc. (a)	100	3,358

	Shares	Value (Note 1)
Immucor, Inc. (a)	100	$ 2,923
Kinetic Concepts, Inc. (a)	100	3,955
Kyphon, Inc. (a)	100	4,040
Mindray Medical International Ltd. sponsored ADR	30,700	734,344
Neogen Corp. (a)	100	2,220
NMT Medical, Inc. (a)	100	1,353
NuVasive, Inc. (a)	100	2,310
Optos PLC	100	422
Palomar Medical Technologies, Inc. (a)	75,025	3,801,517
Somanetics Corp. (a)	100	2,283
St. Jude Medical, Inc. (a)	100	3,656
Thermogenesis Corp. (a)	926,200	3,991,922
Varian Medical Systems, Inc. (a)	100	4,757
Vital Signs, Inc.	51,366	2,564,191
Zimmer Holdings, Inc. (a)	100	7,838
		118,012,059
Health Care Providers & Services - 2.6%
Acibadem Saglik Hizmetleri AS	100	1,074
Aetna, Inc.	100	4,318
Apollo Hospitals Enterprise Ltd.	112,354	1,093,615
Bangkok Dusit Medical Service PCL (For. Reg.)	100	98
Brookdale Senior Living, Inc. (d)	300,500	14,424,000
Bumrungrad Hospital PCL (For. Reg.)	100	104
Express Scripts, Inc. (a)	355,600	25,460,960
Health Net, Inc. (a)	100	4,866
Laboratory Corp. of America Holdings (a)	340,900	25,045,923
Lincare Holdings, Inc. (a)	907,800	36,166,752
Medial Saude SA	180,000	2,021,999
National Research Corp.	100	2,286
Nighthawk Radiology Holdings, Inc.	197,700	5,041,350
Omnicare, Inc.	794,000	30,672,220
Quest Diagnostics, Inc.	257,000	13,621,000
Ramsay Health Care Ltd.	100	896
ResCare, Inc. (a)	1,109,698	20,141,019
Sonic Healthcare Ltd.	100	1,175
Symbion, Inc. (a)	860,535	15,928,503
		189,632,158
Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (a)	171,600	4,631,484
Cerner Corp. (a)	100	4,550
Eclipsys Corp. (a)	889	18,278
Emageon, Inc. (a)	100	1,536
Emdeon Corp. (a)	2,549,919	31,593,496
IMS Health, Inc.	1,317,200	36,196,656
Merge Technologies, Inc. (a)	200	1,312
Phase Forward, Inc. (a)	100	1,498
ProxyMed, Inc. (a)	100	462
TriZetto Group, Inc. (a)	567,736	10,429,310
		82,878,582
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Life Sciences Tools & Services - 5.1%
Applera Corp.:
- Applied Biosystems Group	100	$ 3,669
- Celera Genomics Group (a)	52,200	730,278
Bachem Holding AG (B Shares)	100	7,547
Bio-Imaging Technologies, Inc. (a)	100	806
Bio-Rad Laboratories, Inc. Class A (a)	9,500	783,940
Cambrex Corp.	100	2,272
Charles River Laboratories International, Inc. (a)	577,700	24,985,525
Covance, Inc. (a)	222,000	13,078,020
Dionex Corp. (a)	100	5,671
Evotec OAI AG (a)	100	429
Exelixis, Inc. (a)	74	666
Harvard Bioscience, Inc. (a)	1,462,135	7,500,753
ICON PLC sponsored ADR	399,252	15,051,800
Illumina, Inc. (a)	100	3,931
Invitrogen Corp. (a)	87,800	4,968,602
Millipore Corp. (a)	591,200	39,373,920
Nektar Therapeutics (a)	100	1,521
PRA International (a)	39,200	990,584
QIAGEN NV (a)	5,325,500	80,574,815
Thermo Fisher Scientific, Inc. (a)	3,715,800	168,288,582
Ventana Medical Systems, Inc. (a)	122,000	5,249,660
Waters Corp. (a)	266,920	13,071,072
		374,674,063
Pharmaceuticals - 1.6%
Allergan, Inc.	201,308	24,104,620
Boiron SA	55	1,328
Chugai Pharmaceutical Co. Ltd.	100	2,062
Daiichi Sankyo Co. Ltd.	100	3,125
Eisai Co. Ltd. sponsored ADR	100	5,500
Endo Pharmaceuticals Holdings, Inc. (a)	1,707,488	47,092,519
Forest Laboratories, Inc. (a)	441,400	22,334,840
New River Pharmaceuticals, Inc. (a)	127,547	6,978,096
Pfizer Ltd.	100	1,730
Ranbaxy Laboratories Ltd. sponsored GDR	75	675
Roche Holding AG (participation certificate)	149	26,709
SuperGen, Inc. (a)	100	508
Valeant Pharmaceuticals International	782,840	13,496,162
		114,047,874
TOTAL HEALTH CARE		950,107,238
INDUSTRIALS - 14.3%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	104,200	8,147,398
Ceradyne, Inc. (a)	157,824	8,917,056
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	4,143

	Shares	Value (Note 1)
Esterline Technologies Corp. (a)	484,705	$ 19,499,682
General Dynamics Corp.	200	14,870
Precision Castparts Corp.	100	7,828
Rockwell Collins, Inc.	100	6,329
		36,597,306
Air Freight & Logistics - 0.2%
Business Post Group PLC	200	1,720
C.H. Robinson Worldwide, Inc.	120,900	4,943,601
Expeditors International of Washington, Inc.	14,300	579,150
Panalpina Welttransport Holding AG	52,300	7,130,941
United Parcel Service, Inc. Class B	67,700	5,076,146
		17,731,558
Airlines - 0.5%
ACE Aviation Holdings, Inc. Class A (a)	899,700	29,159,231
Air China Ltd. (H Shares)	2,000	1,083
easyJet PLC (a)	100	1,201
TAM SA (PN) sponsored ADR (ltd. vtg.)	240,400	7,214,404
		36,375,919
Building Products - 0.0%
Ameron International Corp.	41,000	3,131,170
Duratex SA	100	1,247
Trex Co., Inc. (a)	100	2,289
		3,134,706
Commercial Services & Supplies - 1.2%
Advisory Board Co. (a)	100	5,354
Bio-Treat Technology Ltd.	940,300	371,054
Equifax, Inc.	1,757,403	71,350,562
Experian Group Ltd.	100	1,174
GFK AG	20	867
Intertek Group PLC	436,200	7,120,753
Korn/Ferry International (a)	264,000	6,061,440
Manpower, Inc.	100	7,493
Midas International Holdings Ltd.	4,166,000	168,712
Monster Worldwide, Inc. (a)	100	4,664
Ritchie Brothers Auctioneers, Inc.	100	5,354
Robert Half International, Inc.	100	3,712
Sinomem Technology Ltd.	2,723,000	1,776,082
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	100	111,407
Steelcase, Inc. Class A	100	1,816
Stericycle, Inc. (a)	100	7,550
Tele Atlas NV (a)	65,600	1,374,423
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	1,386,000	400,923
United Envirotech Ltd.	1,000	176
		88,773,516
Construction & Engineering - 0.6%
Arcadis NV	9,700	598,037
Comfort Systems USA, Inc.	18,807	237,720
Fluor Corp.	64,400	5,258,260
Gammon India Ltd.	80,000	761,011
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - continued
Hindustan Construction Co. Ltd. (a)	220,000	$ 733,333
Insituform Technologies, Inc. Class A (a)	3,200	82,752
IVRCL Infrastructures & Projects Ltd.	688,326	6,006,372
Jacobs Engineering Group, Inc. (a)	170,070	13,867,508
Larsen & Toubro Ltd.	50,200	1,645,340
LG Engineering & Construction Co. Ltd.	29,690	2,652,946
Nagarjuna Construction Co. Ltd.	20,100	97,937
Orascom Construction Industries SAE GDR	100	9,630
PTC India Ltd.	100	129
Quanta Services, Inc. (a)	30,500	599,935
Schmack Biogas AG (a)	100	7,055
Shaw Group, Inc. (a)	228,600	7,658,100
SNC-Lavalin Group, Inc.	100	2,699
Taihei Dengyo Kaisha Ltd.	348,000	2,396,976
		42,615,740
Electrical Equipment - 2.8%
ABB Ltd. India	10,000	843,398
AstroPower, Inc. (a)	100	0
Ceres Power Holding PLC (a)	100	431
Cooper Industries Ltd. Class A	532,500	48,153,975
Crompton Greaves Ltd.	1,335,821	6,322,553
Distributed Energy Systems Corp. (a)	100	360
Dongfang Electrical Machinery Co. Ltd. (H Shares)	366,000	978,723
Energy Conversion Devices, Inc. (a)	252,200	8,569,756
First Solar, Inc.	160,400	4,779,920
Johnson Electric Holdings Ltd. sponsored ADR	100	675
Jyoti Structures Ltd.	500	1,486
Kalpataru Power Transmission Ltd.	40,000	897,155
KEC International Ltd.	100	838
Legrand SA	100	2,931
Neo-Neon Holdings Ltd.	6,974,000	6,661,715
Nexans SA	23,300	2,983,784
Q-Cells AG	200	8,996
Rockwell Automation, Inc.	1,269,111	77,517,300
Roper Industries, Inc.	353,800	17,774,912
Shanghai Electric (Group) Corp. (H Shares)	24,478,000	10,290,560
Solar Integrated Technologies, Inc. (a)	100	72
SolarWorld AG (d)	242,000	15,207,648
Thomas & Betts Corp. (a)	100	4,728
		201,001,916
Industrial Conglomerates - 0.9%
Aditya Birla Nuvo Ltd.	100	2,828
Aditya Birla Nuvo Ltd. rights 2/8/07 (a)	12	121
Fu Sheng Industrial Co. Ltd.	778,000	761,645
General Electric Co.	1,195,200	44,473,392
Hutchison Whampoa Ltd. ADR	100	5,065
Max India Ltd. (a)	167,246	3,241,422

	Shares	Value (Note 1)
McDermott International, Inc. (a)	107,000	$ 5,442,020
NWS Holdings Ltd.	2,165,033	4,954,500
Sequa Corp. Class A	100	11,506
Shanghai Industrial Holdings Ltd. (H Shares)	1,000	2,129
Siemens India Ltd.	30,000	772,730
Teleflex, Inc.	134,900	8,709,144
		68,376,502
Machinery - 6.6%
A.S.V., Inc. (a)	100	1,627
AGCO Corp. (a)(d)(e)	5,771,923	178,583,287
Badger Meter, Inc.	205,755	5,699,414
Bucher Holding AG	500	54,268
China Infrastructure Machinery Holdings Ltd. (a)	144,000	170,320
China Metal International Holdings, Inc.	2,000	702
China Yuchai International Ltd.	100	689
Circor International, Inc.	100	3,679
Crane Co.	230,784	8,455,926
Cummins India Ltd.	100	627
Danaher Corp.	100	7,244
Deere & Co.	1,049,700	99,794,979
Dover Corp.	174,741	8,565,804
Eicher Motors Ltd.	240,630	1,985,204
ESCO Technologies, Inc. (a)	100	4,544
Graco, Inc.	100	3,962
Harsco Corp.	956,719	72,806,316
Hexagon AB (B Shares)	100	4,273
Hyflux Ltd.	100	152
Jain Irrigation Systems Ltd.	100	861
Joy Global, Inc.	360,694	17,435,948
JTEKT Corp.	1,000	21,210
KCI Konecranes Oyj	100	2,944
Komax Holding AG (Reg.)	100	12,494
Krones AG	2,900	443,503
MAN AG	116,900	10,565,526
MMI Holdings Ltd.	13,426,000	9,194,991
PACCAR, Inc.	150	9,735
Pentair, Inc.	1,133,400	35,588,760
Railpower Technologies Corp. (a)	100	130
Tata Motors Ltd.	527,464	10,768,085
Tata Motors Ltd. sponsored ADR (d)	10,100	206,343
Terex Corp. (a)	211,386	13,651,308
Thermax Ltd.	100	881
Trinity Industries, Inc.	131,600	4,632,320
Uzel Makina Sanayi AS (a)	415,173	874,048
Vossloh AG	20,600	1,553,986
		481,106,090
Marine - 0.0%
Hanjin Shipping Co. Ltd.	80	2,271
Kuehne & Nagel International AG	100	7,273
		9,544
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	100	$ 7,381
Con-way, Inc.	350,300	15,427,212
CSX Corp.	498,400	17,159,912
Guangshen Railway Co. Ltd. sponsored ADR	100	3,390
Knight Transportation, Inc.	225	3,836
Landstar System, Inc.	100	3,818
Norfolk Southern Corp.	100	5,029
Old Dominion Freight Lines, Inc. (a)	100	2,407
		32,612,985
Trading Companies & Distributors - 0.4%
MSC Industrial Direct Co., Inc. Class A	77	3,015
Richelieu Hardware Ltd.	100	2,079
WESCO International, Inc. (a)	530,700	31,210,467
		31,215,561
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	2,000	1,615
Hopewell Holdings Ltd.	1,905,000	6,686,101
Hopewell Holdings Ltd. sponsored ADR	100	355
Macquarie Infrastructure Group unit	100	273
Sydney Roads Group unit	33	34
		6,688,378
TOTAL INDUSTRIALS		1,046,239,721
INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 4.0%
ADC Telecommunications, Inc. (a)	961,596	13,971,990
Adtran, Inc.	1,023,091	23,224,166
C-COR, Inc. (a)	220,537	2,456,782
Cisco Systems, Inc. (a)	2,885,800	78,868,914
CommScope, Inc. (a)	100	3,048
Comtech Telecommunications Corp. (a)	150	5,711
Foxconn International Holdings Ltd. (a)	1,000	3,272
Harris Corp.	100	4,586
Juniper Networks, Inc. (a)	8,817,596	167,005,268
Option NV (a)	360	4,895
QUALCOMM, Inc.	95,800	3,620,282
Zyxel Communications Corp.	1,038,470	1,293,905
		290,462,819
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	457,600	38,822,784
Gemalto NV (a)	16	399
Logitech International SA (Reg.) (a)	200	5,718
Moser-Baer India Ltd.	200	1,402
Psion PLC	33	73
SanDisk Corp. (a)	20	861

	Shares	Value (Note 1)
Unisteel Technology Ltd.	1,976,500	$ 3,287,399
Wacom Co. Ltd.	1,559	4,661,940
		46,780,576
Electronic Equipment & Instruments - 3.5%
Acacia Research Corp. - Acacia Technologies (a)	100	1,338
Amphenol Corp. Class A	100	6,208
CDW Corp.	1,914,347	134,616,881
Daktronics, Inc.	200	7,370
Excel Technology, Inc. (a)	100	2,559
Flextronics International Ltd. (a)	494,800	5,680,304
Hana Microelectronics PCL (For. Reg.)	509,400	402,347
Itron, Inc. (a)	133,436	6,917,322
KEMET Corp. (a)	1,837,000	13,410,100
Meiko Electronics Co. Ltd.	100	4,704
Mettler-Toledo International, Inc. (a)	1,041,200	82,098,620
MTS Systems Corp.	100	3,862
Nippon Electric Glass Co. Ltd.	362,000	7,601,848
Prime View International Co. Ltd. (a)	1,000	477
Robotic Vision Systems, Inc. (a)	100	1
Rogers Corp. (a)	100	5,915
Sunpower Corp. Class A (a)(d)	145,700	5,415,669
Symbol Technologies, Inc.	189	2,824
Universal Display Corp. (a)	100	1,501
Yageo Corp. sponsored GDR (a)	100	237
		256,180,087
Internet Software & Services - 1.5%
24/7 Real Media, Inc. (a)	851,162	7,703,016
Answers Corp. (a)	100	1,339
aQuantive, Inc. (a)	11	271
Baidu.com, Inc. sponsored ADR (a)	100	11,272
CNET Networks, Inc. (a)	100	909
Digital River, Inc. (a)	100	5,579
eCollege.com (a)	100	1,565
Equinix, Inc. (a)	104,200	7,879,604
Internap Network Services Corp. (a)(d)(e)	2,220,966	44,130,594
LoopNet, Inc.	100	1,498
NetRatings, Inc. (a)	40,900	716,159
NHN Corp.	20,000	2,453,764
Openwave Systems, Inc. (a)	100	923
RealNetworks, Inc. (a)	196,516	2,149,885
Rediff.com India Ltd. sponsored ADR (a)(d)	112,700	2,073,680
SAVVIS, Inc. (a)	238,589	8,520,013
Tencent Holdings Ltd.	1,444,000	5,142,358
ValueClick, Inc. (a)	100	2,363
WebEx Communications, Inc. (a)	754,504	26,324,645
Websense, Inc. (a)	100	2,283
WebSideStory, Inc. (a)	441,400	5,588,124
		112,709,844
IT Services - 0.7%
CheckFree Corp. (a)	100	4,016
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Cognizant Technology Solutions Corp. Class A (a)	69,900	$ 5,393,484
eLoyalty Corp.	100	1,864
ExlService Holdings, Inc.	100	2,104
Hewitt Associates, Inc. Class A (a)	721,201	18,570,926
Mastercard, Inc. Class A	75,000	7,386,750
MoneyGram International, Inc.	270,100	8,470,336
Patni Computer Systems Ltd. sponsored ADR	11,900	242,522
RightNow Technologies, Inc. (a)	128,000	2,204,160
Syntel, Inc.	100	2,680
TALX Corp.	23	631
TietoEnator Oyj	155,047	5,002,698
WNS Holdings Ltd. ADR	100	3,110
		47,285,281
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	75	2,609
Semiconductors & Semiconductor Equipment - 1.0%
Agere Systems, Inc. (a)	10	192
Altera Corp. (a)	881,454	17,347,015
ARM Holdings PLC sponsored ADR	100	730
ASML Holding NV (NY Shares) (a)	998,200	24,585,666
Cambridge Display Technologies, Inc. (a)	100	699
Credence Systems Corp. (a)	100	520
Cree, Inc. (a)	20,600	356,792
Cymer, Inc. (a)	100	4,395
Ersol Solar Energy AG (a)	100	6,078
Fairchild Semiconductor International, Inc. (a)	100	1,681
FormFactor, Inc. (a)	100	3,725
Genesis Microchip, Inc. (a)	10,300	104,442
Integrated Device Technology, Inc. (a)	100	1,548
Intersil Corp. Class A	208,400	4,984,928
KLA-Tencor Corp.	100	4,975
Lam Research Corp. (a)	100	5,062
LSI Logic Corp. (a)	100	900
MIPS Technologies, Inc. (a)	129,900	1,078,170
National Semiconductor Corp.	100	2,270
Renewable Energy Corp. AS	121,800	2,226,995
Saifun Semiconductors Ltd. (a)	3,700	68,820
Semiconductor Manufacturing International Corp. sponsored ADR (a)	100	644
Silicon Image, Inc. (a)	81,399	1,035,395
Silicon On Insulator Technologies SA (SOITEC) (a)	62,400	2,220,154
Teradyne, Inc. (a)	681,900	10,201,224
Zoran Corp. (a)	466,000	6,794,280
		71,037,300
Software - 1.2%
Activision, Inc. (a)	1	17
Autodesk, Inc. (a)	217,498	8,799,969

	Shares	Value (Note 1)
Blackbaud, Inc.	880,744	$ 22,899,344
Cognos, Inc. (a)	48,800	2,072,048
Digimarc Corp. (a)	100	882
Electronic Arts, Inc. (a)	100	5,036
F-Secure Oyj	784,000	2,328,833
FactSet Research Systems, Inc.	150	8,472
FalconStor Software, Inc. (a)(d)	58,636	507,201
Hyperion Solutions Corp. (a)	100	3,594
Informatica Corp. (a)	100	1,221
Interactive Intelligence, Inc. (a)	100	2,242
Manhattan Associates, Inc. (a)	632,294	19,019,404
Midway Games, Inc. (a)	100	698
Napster, Inc. (a)	100	363
NAVTEQ Corp. (a)	100	3,497
Nintendo Co. Ltd.	100	25,955
Nuance Communications, Inc. (a)	100	1,146
Quality Systems, Inc. (d)	146,171	5,447,793
Quest Software, Inc. (a)	359,100	5,260,815
Salesforce.com, Inc. (a)	7,700	280,665
Scientific Learning Corp. (a)	100	549
Subex Azure Ltd.	200	2,947
Symantec Corp. (a)	100	2,085
Tata Elxsi Ltd.	100	595
Telelogic AB (a)	100	224
THQ, Inc. (a)	263,500	8,569,020
Ubisoft Entertainment SA (a)	439,800	14,846,555
		90,091,170
TOTAL INFORMATION TECHNOLOGY		914,549,686
MATERIALS - 11.9%
Chemicals - 3.3%
ADA-ES, Inc. (a)	100	1,627
Air Products & Chemicals, Inc.	100	7,028
Airgas, Inc.	1,826,572	74,012,697
Albemarle Corp.	175,289	12,585,750
Asian Paints India Ltd.	385,678	6,438,895
Dyno Nobel Ltd.	100	188
Ecolab, Inc. (d)	1,361,700	61,548,840
Filtrona PLC	50	256
JSR Corp.	394,700	10,211,474
Jubilant Organosys Ltd.	500	2,733
Kuraray Co. Ltd.	125,000	1,474,171
Lubrizol Corp.	355,100	17,801,163
Methanex Corp.	103,700	2,837,075
Monsanto Co.	200	10,506
Quaker Chemical Corp.	100	2,207
Recticel SA	100	1,267
Sasa Dupont Sabanci Polyester Sanayi AS (a)	1	1
Sensient Technologies Corp.	303,500	7,466,100
Sigma Aldrich Corp.	57,000	4,430,040
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	922,000	455,174
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Syngenta AG sponsored ADR	74,500	$ 2,766,930
The Mosaic Co.	157,900	3,372,744
Tokuyama Corp.	2,052,000	31,232,457
United Phosphorous Ltd.	455	3,096
Valhi, Inc.	51,700	1,343,166
Zoltek Companies, Inc. (a)	100	1,967
		238,007,552
Construction Materials - 0.0%
Florida Rock Industries, Inc.	100	4,305
Shree Cement Ltd.	30,000	989,323
		993,628
Containers & Packaging - 0.0%
Essel Propack Ltd.	1,080,401	1,931,081
Sealed Air Corp.	100	6,492
		1,937,573
Metals & Mining - 8.0%
Agnico-Eagle Mines Ltd.	3,009,530	124,123,754
Agnico-Eagle Mines Ltd. warrant 11/14/07 (a)	23,350	546,157
AK Steel Holding Corp. (a)(d)	1,224,800	20,699,120
Aquarius Platinum Ltd. (Australia)	41,483	916,252
Barrick Gold Corp.	127,500	3,920,133
BHP Billiton Ltd. sponsored ADR	100	3,975
BlueScope Steel Ltd.	100	680
Brush Engineered Materials, Inc. (a)	100	3,377
Compania de Minas Buenaventura SA sponsored ADR	400,900	11,249,254
Eldorado Gold Corp. (a)	7,712,200	41,735,834
Equinox Minerals Ltd. (a)	3,070,100	4,976,406
FNX Mining Co., Inc. (a)	100	1,567
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	887,000	49,432,510
Grupo Mexico SA de CV Series B	100	366
Harmony Gold Mining Co. Ltd. (a)	454,800	7,163,100
High River Gold Mines Ltd. (a)	3,911,900	7,213,195
IAMGOLD Corp.	1,198,300	10,605,880
Inco Ltd.	100	7,359
Inmet Mining Corp.	100	5,352
Ivanhoe Mines Ltd. (a)	100	986
Kinross Gold Corp. (a)	11,938,166	141,496,959
Lundin Mining Corp. (a)	301,907	11,133,792
Mechel Steel Group OAO sponsored ADR	100	2,548
Meridian Gold, Inc. (a)	100	2,781
Newmont Mining Corp.	1,463,725	66,087,184
Northern Orion Resources, Inc. (a)	100	364
Oregon Steel Mills, Inc. (a)	100	6,241
Phelps Dodge Corp.	193,700	23,189,764
POSCO sponsored ADR	100	8,267
Royal Gold, Inc. (d)	813,938	29,285,489
Sumitomo Metal Mining Co. Ltd.	1,600	20,522

	Shares	Value (Note 1)
Teck Cominco Ltd. Class B (sub. vtg.)	216,100	$ 16,290,901
Vedanta Resources PLC	100	2,391
Xstrata PLC	100	4,994
Zinifex Ltd.	1,203,400	17,849,823
		587,987,277
Paper & Forest Products - 0.6%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	100	6,124
Cathay Forest Products Corp. (a)	40,100	19,603
Glatfelter	100	1,550
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	9,100	56,114
Lee & Man Paper Manufacturing Ltd. (d)	10,646,000	26,141,779
Pope Resources, Inc. LP	100	3,432
Shandong Chenming Paper Holdings Ltd. (B Shares)	100	57
Sino-Forest Corp. (a)	1,034,400	6,946,271
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	450,800	8,840,188
		42,015,118
TOTAL MATERIALS		870,941,148
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.3%
Cogent Communications Group, Inc. (a)	100	1,622
Level 3 Communications, Inc. (a)	8,390,300	46,985,680
Pipex Communications PLC (a)	100	25
PT Indosat Tbk sponsored ADR	100	3,855
PT Telkomunikasi Indonesia Tbk sponsored ADR	100	4,560
Qwest Communications International, Inc. (a)	782,900	6,552,873
Verizon Communications, Inc.	3,019,004	112,427,709
		165,976,324
Wireless Telecommunication Services - 0.2%
America Movil SA de CV Series L sponsored ADR	106,500	4,815,930
American Tower Corp. Class A (a)	100	3,728
MTN Group Ltd.	498,100	6,064,506
NII Holdings, Inc. (a)	36	2,320
Philippine Long Distance Telephone Co.	100	5,199
Telemig Celular Participacoes SA sponsored ADR	100	3,825
USA Mobility, Inc.	281,852	6,305,029
Vivo Participacoes SA (PN) sponsored ADR	587,000	2,406,700
		19,607,237
TOTAL TELECOMMUNICATION SERVICES		185,583,561
UTILITIES - 1.6%
Electric Utilities - 0.0%
Areva T&D India Ltd.	100	2,372
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Hawaiian Electric Industries, Inc.	100	$ 2,715
Korea Electric Power Corp. sponsored ADR	100	2,271
		7,358
Gas Utilities - 0.7%
AGL Resources, Inc.	847,400	32,972,334
China Gas Holdings Ltd.	2,000	399
Xinao Gas Holdings Ltd.	12,576,000	14,227,890
		47,200,623
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	2,543,900	56,067,556
Black Hills Corp.	184,806	6,826,734
International Power PLC sponsored ADR	100	7,581
Malakoff BHD	375,200	1,074,127
NTPC Ltd.	59,000	182,557
Ormat Technologies, Inc.	100	3,682
		64,162,237
Multi-Utilities - 0.0%
Sechilienne-Sidec	30,557	1,685,865
Veolia Environnement sponsored ADR	100	7,526
		1,693,391
Water Utilities - 0.0%
Eastern Water Resources Development & Management PCL (For.Reg.)	100	16
Guangdong Investment Ltd.	2,000	903
Puncak Niaga Holding BHD	100	87
		1,006
TOTAL UTILITIES		113,064,615
TOTAL COMMON STOCKS (Cost $5,955,047,670)		7,225,477,167
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Fedders Corp. Series A, 8.60% (a)	5	$ 27
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $119)		27
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 5.37% (b)	51,631,369	51,631,369
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	120,041,289	120,041,289
TOTAL MONEY MARKET FUNDS (Cost $171,672,658)		171,672,658
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $6,126,720,447)		7,397,149,852
NET OTHER ASSETS - (1.2)%		(88,138,934)
NET ASSETS - 100%		$ 7,309,010,918
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,141,928 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,934,483
Fidelity Securities Lending Cash Central Fund	1,837,476
Total	$ 27,771,959
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AGCO Corp.	$ 60,190,525	$ 112,520,726	$ 63,195,093	$ -	$ 178,583,287
Core Laboratories NV	34,897,976	18,376,112	-	-	102,829,500
Eclipsys Corp.	47,063,766	3,920,926	59,813,005	-	-
Harvard Bioscience, Inc.	11,107,409	-	4,260,150	-	-
IMPCO Technologies, Inc.	9,268,848	-	4,105,721	-	-
Internap Network Services Corp.	-	37,846,752	-	-	44,130,594
Open Solutions, Inc.	25,264,922	25,120,958	64,600,336	-	-
Parker Drilling Co.	59,364,645	40,213,226	41,425,376	-	-
ResCare, Inc.	28,261,042	7,118,620	16,984,070	-	-
Stratagene Corp.	14,472,128	-	8,526,404	-	-
Strategic Diagnostics, Inc.	5,392,660	30,264	4,409,478	-	-
Symbion, Inc.	-	30,023,512	7,986,891	-	-
Total	$ 295,283,921	$ 275,171,096	$ 275,306,524	$ -	$ 325,543,381
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.7%
Canada	6.1%
Cayman Islands	4.6%
Japan	4.2%
Netherlands	2.8%
United Kingdom	1.1%
Bermuda	1.1%
India	1.0%
Hong Kong	1.0%
Others (individually less than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (including securities loaned of $115,737,464) - See accompanying schedule: Unaffiliated issuers (cost $5,758,291,216)	$ 6,899,933,813
Fidelity Central Funds (cost $171,672,658)	171,672,658
Other affiliated issuers (cost $196,756,573)	325,543,381
Total Investments (cost $6,126,720,447)		$ 7,397,149,852
Cash		188
Foreign currency held at value (cost $1,589,333)		1,595,299
Receivable for investments sold		54,780,387
Receivable for fund shares sold		665,052
Dividends receivable		4,678,305
Interest receivable		2,019,579
Prepaid expenses		33,784
Other receivables		469,523
Total assets		7,461,391,969

Liabilities
Payable for investments purchased	$ 25,035,210
Payable for fund shares redeemed	937,910
Accrued management fee	3,458,275
Distribution fees payable	1,077,211
Other affiliated payables	523,893
Other payables and accrued expenses	1,307,263
Collateral on securities loaned, at value	120,041,289
Total liabilities		152,381,051

Net Assets		$ 7,309,010,918
Net Assets consist of:
Paid in capital		$ 5,336,265,843
Undistributed net investment income		27,410,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		675,522,445
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,269,812,304
Net Assets		$ 7,309,010,918

Statement of Assets and Liabilities - continued

December 31, 2006
Initial Class: Net Asset Value, offering price and redemption price per share ($1,352,385,147 ÷ 38,893,178 shares)	$ 34.77

Service Class: Net Asset Value, offering price and redemption price per share ($1,091,396,235 ÷ 31,551,223 shares)	$ 34.59

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,701,583,325 ÷ 137,257,572 shares)	$ 34.25

Investor Class: Net Asset Value, offering price and redemption price per share ($163,646,211 ÷ 4,717,884 shares)	$ 34.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006
Investment Income
Dividends		$ 56,462,379
Interest		43,513
Income from Fidelity Central Funds (including $1,837,476 from security lending)		27,771,959
Total income		84,277,851

Expenses
Management fee	$ 38,457,884
Transfer agent fees	4,729,431
Distribution fees	11,671,761
Accounting and security lending fees	1,248,607
Custodian fees and expenses	1,015,526
Independent trustees' compensation	24,795
Registration fees	26,819
Audit	94,638
Legal	123,058
Miscellaneous	860,772
Total expenses before reductions	58,253,291
Expense reductions	(1,341,410)	56,911,881
Net investment income (loss)		27,365,970
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,498,285)	659,167,953
Other affiliated issuers	29,663,729
Foreign currency transactions	230,231
Total net realized gain (loss)		689,061,913
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,036,942)	41,087,086
Assets and liabilities in foreign currencies	(1,273)
Total change in net unrealized appreciation (depreciation)		41,085,813
Net gain (loss)		730,147,726
Net increase (decrease) in net assets resulting from operations		$ 757,513,696

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,365,970	$ 16,088,209
Net realized gain (loss)	689,061,913	739,133,164
Change in net unrealized appreciation (depreciation)	41,085,813	79,632,320
Net increase (decrease) in net assets resulting from operations	757,513,696	834,853,693
Distributions to shareholders from net investment income	(14,545,563)	-
Distributions to shareholders from net realized gain	(746,524,101)	(69,737,263)
Total distributions	(761,069,664)	(69,737,263)
Share transactions - net increase (decrease)	1,451,992,833	1,095,215,324
Total increase (decrease) in net assets	1,448,436,865	1,860,331,754

Net Assets
Beginning of period	5,860,574,053	4,000,242,299
End of period (including undistributed net investment income of $27,410,326 and undistributed net investment income of $15,998,697, respectively)	$ 7,309,010,918	$ 5,860,574,053

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003 I	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 35.11	$ 30.18	$ 24.16	$ 17.51	$ 19.60
Income from Investment Operations
Net investment income (loss) C	.19	.16 F	.01	- H	.09
Net realized and unrealized gain (loss)	3.93	5.28	6.01	6.73	(2.00)
Total from investment operations	4.12	5.44	6.02	6.73	(1.91)
Distributions from net investment income	(.13)	-	-	(.08)	(.18)
Distributions from net realized gain	(4.33)	(.51)	-	-	-
Total distributions	(4.46)	(.51)	-	(.08)	(.18)
Net asset value, end of period	$ 34.77	$ 35.11	$ 30.18	$ 24.16	$ 17.51
Total Return A, B	12.70%	18.30%	24.92%	38.64%	(9.82)%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.69%	.71%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.71%	.70%	.70%
Expenses net of all reductions	.66%	.64%	.68%	.68%	.63%
Net investment income (loss)	.58%	.50% F	.03%	-%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,352,385	$ 1,276,302	$ 979,533	$ 678,480	$ 499,557
Portfolio turnover rate E	149%	107%	55%	51%	135%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003 H	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.95	$ 30.07	$ 24.10	$ 17.46	$ 19.54
Income from Investment Operations
Net investment income (loss) C	.16	.12 F	(.02)	(.02)	.08
Net realized and unrealized gain (loss)	3.91	5.27	5.99	6.72	(2.00)
Total from investment operations	4.07	5.39	5.97	6.70	(1.92)
Distributions from net investment income	(.10)	-	-	(.06)	(.16)
Distributions from net realized gain	(4.33)	(.51)	-	-	-
Total distributions	(4.43)	(.51)	-	(.06)	(.16)
Net asset value, end of period	$ 34.59	$ 34.95	$ 30.07	$ 24.10	$ 17.46
Total Return A, B	12.59%	18.20%	24.77%	38.52%	(9.90)%
Ratios to Average Net Assets D, G
Expenses before reductions	.78%	.79%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.80%	.80%
Expenses net of all reductions	.76%	.74%	.78%	.78%	.73%
Net investment income (loss)	.48%	.40% F	(.07)%	(.10)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,091,396	$ 990,561	$ 819,412	$ 580,179	$ 378,264
Portfolio turnover rate E	149%	107%	55%	51%	135%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003 H	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.67	$ 29.88	$ 23.98	$ 17.39	$ 19.49
Income from Investment Operations
Net investment income (loss) C	.11	.08 F	(.06)	(.05)	.05
Net realized and unrealized gain (loss)	3.87	5.22	5.96	6.69	(1.99)
Total from investment operations	3.98	5.30	5.90	6.64	(1.94)
Distributions from net investment income	(.07)	-	-	(.05)	(.16)
Distributions from net realized gain	(4.33)	(.51)	-	-	-
Total distributions	(4.40)	(.51)	-	(.05)	(.16)
Net asset value, end of period	$ 34.25	$ 34.67	$ 29.88	$ 23.98	$ 17.39
Total Return A, B	12.40%	18.02%	24.60%	38.31%	(10.02)%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.94%	.96%	.95%	.95%
Expenses net of fee waivers, if any	.93%	.94%	.96%	.95%	.95%
Expenses net of all reductions	.91%	.89%	.93%	.93%	.88%
Net investment income (loss)	.33%	.26% F	(.22)%	(.25)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,701,583	$ 3,542,952	$ 2,201,298	$ 1,177,574	$ 520,933
Portfolio turnover rate E	149%	107%	55%	51%	135%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 35.08	$ 31.81
Income from Investment Operations
Net investment income (loss) E	.15	.07 H
Net realized and unrealized gain (loss)	3.93	3.20
Total from investment operations	4.08	3.27
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(4.33)	-
Total distributions	(4.47)	-
Net asset value, end of period	$ 34.69	$ 35.08
Total Return B, C, D	12.59%	10.28%
Ratios to Average Net Assets F, J
Expenses before reductions	.80%	.86% A
Expenses net of fee waivers, if any	.80%	.86% A
Expenses net of all reductions	.78%	.80% A
Net investment income (loss)	.45%	.45% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,646	$ 50,760
Portfolio turnover rate G	149%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,389,711,194
Unrealized depreciation	(141,440,104)
Net unrealized appreciation (depreciation)	1,248,271,090
Undistributed ordinary income	32,265,135
Undistributed long-term capital gain	692,208,848

Cost for federal income tax purposes	$ 6,148,878,762

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 82,411,391	$ -
Long-term Capital Gains	678,658,273	69,737,263
Total	$ 761,069,664	$ 69,737,263

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

VIP Mid Cap Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,421,370,454 and $9,435,736,545, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,061,196
Service Class 2	10,610,565
$ 11,671,761

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 930,743
Service Class	712,185
Service Class 2	2,865,959
Investor Class	220,544
$ 4,729,431

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $187,360 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17,579 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,214,338 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $27,789.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 30% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Mid Cap Portfolio

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 4,750,962	$ -
Service Class	2,713,194	-
Service Class 2	6,828,025	-
Investor Class	253,382	-
Total	$ 14,545,563	$ -
From net realized gain
Initial Class	$ 160,864,588	$ 16,950,069
Service Class	122,489,425	13,863,435
Service Class 2	455,271,711	38,923,759
Investor Class	7,898,377	-
Total	$ 746,524,101	$ 69,737,263

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	7,331,123	8,278,806	$ 248,761,453	$ 262,377,760
Reinvestment of distributions	5,122,659	562,378	165,615,550	16,950,069
Shares redeemed	(9,913,376)	(4,945,419)	(328,496,358)	(156,829,367)
Net increase (decrease)	2,540,406	3,895,765	$ 85,880,645	$ 122,498,462
Service Class
Shares sold	3,284,402	2,901,802	$ 109,868,879	$ 90,813,964
Reinvestment of distributions	3,889,488	461,807	125,202,620	13,863,435
Shares redeemed	(3,965,782)	(2,267,171)	(132,567,032)	(70,846,869)
Net increase (decrease)	3,208,108	1,096,438	$ 102,504,467	$ 33,830,530
Service Class 2
Shares sold	35,248,708	32,986,707	$ 1,172,363,016	$ 1,030,668,046
Reinvestment of distributions	14,476,809	1,305,290	462,099,736	38,923,759
Shares redeemed	(14,670,648)	(5,764,389)	(480,746,935)	(179,268,926)
Net increase (decrease)	35,054,869	28,527,608	$ 1,153,715,817	$ 890,322,879
Investor Class
Shares sold	3,254,309	1,448,928	$ 109,672,374	$ 48,632,982
Reinvestment of distributions	252,531	-	8,151,693	-
Shares redeemed	(235,856)	(2,028)	(7,932,163)	(69,529)
Net increase (decrease)	3,270,984	1,446,900	$ 109,891,904	$ 48,563,453

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Mid Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas J. Allen (46)

Year of Election or Appointment: 2001

Vice President of VIP Mid Cap. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and portfolio manager. Mr. Allen also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$0.171	$3.291
Service Class	02/09/07	02/09/07	$0.139	$3.291
Service Class 2	02/09/07	02/09/07	$0.097	$3.291
Investor Class	02/09/07	02/09/07	$0.150	$3.291

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $680,706,289, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 19%, Service Class designates 20%, Service Class 2 designates 21%, and Investor Class designates 18% of the dividends distributed in February 2006 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Mid Cap Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Mid Cap Portfolio

Annual Report

VIP Mid Cap Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0207
1.735273.107

Fidelity® Variable Insurance Products:
Value Strategies Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

VIP Value Strategies Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Value Strategies - Initial Class	16.33%	11.56%
VIP Value Strategies - Service Class B	16.20%	11.44%
VIP Value Strategies - Service Class 2 C	16.09%	11.44%
VIP Value Strategies - Investor Class D	16.18%	11.51%

A From February 20, 2002.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

VIP Value Strategies Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of VIP Value Strategies Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months that ended December 31, 2006, the portfolio underperformed the Russell Midcap® Value Index's return of 20.22%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund underperformed the Russell benchmark in part because it was underweighted in real estate investment trusts (REITs), one of the top performing areas of the index. Also, the fund had little-to-no exposure to several strong performing index components, including steelmaker Nucor, ethanol producer Archer-Daniels-Midland and oil driller Kerr-McGee. Some poor performing stocks the fund overweighted also hampered relative performance, such as glass container manufacturer Owens-Illinois and an alternative energy play in coal producer CONSOL Energy. Investments in non-index cruise lines Carnival and Royal Caribbean detracted as well. Overweighting health care, along with some weak stock picks there, also held back performance. On the flip side, a number of the portfolio's top holdings - spread among various sectors - were not found in the index. Within technology, semiconductor maker Trident Microsystems performed well. In capital goods, technology-related high-speed cable manufacturer Belden helped as well, while in energy, drilling equipment producer FMC Technologies boosted performance. Elsewhere, BellSouth helped when AT&T announced it would acquire the company, while retailer OfficeMax, an index component, benefited from a corporate restructuring. Utilities performed very well in the second half of the period, including the fund's investment in out-of-index FPL Group. Some of the stocks I've mentioned were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Value Strategies Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,120.60	$ 3.96
Hypothetical A	$ 1,000.00	$ 1,021.48	$ 3.77
Service Class
Actual	$ 1,000.00	$ 1,120.20	$ 4.49
Hypothetical A	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class 2
Actual	$ 1,000.00	$ 1,120.40	$ 5.29
Hypothetical A	$ 1,000.00	$ 1,020.21	$ 5.04
Investor Class
Actual	$ 1,000.00	$ 1,120.10	$ 4.60
Hypothetical A	$ 1,000.00	$ 1,020.87	$ 4.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.74%
Service Class	.84%
Service Class 2.99%
Investor Class	.86%

Annual Report

VIP Value Strategies Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Entergy Corp.	1.6	0.4
Vornado Realty Trust	1.5	0.3
General Growth Properties, Inc.	1.4	0.5
Edison International	1.4	0.4
Equity Residential (SBI)	1.3	0.3
FPL Group, Inc.	1.2	0.3
BellSouth Corp.	1.1	0.5
Sierra Pacific Resources	1.1	0.0
Altria Group, Inc.	1.1	0.5
AES Corp.	1.0	0.2
	12.7
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	13.2
Information Technology	16.6	21.6
Consumer Discretionary	13.3	17.9
Utilities	12.7	3.7
Health Care	7.4	11.9
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 98.3%		Stocks 96.7%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	14.9%	** Foreign investments	11.7%

Annual Report

VIP Value Strategies Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.5%
Amerigon, Inc. (a)	46,700	$ 451,122
Gentex Corp.	124,600	1,938,776
		2,389,898
Automobiles - 0.1%
Renault SA	4,200	504,580
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (a)	57,920	2,257,142
Hotels, Restaurants & Leisure - 1.7%
Domino's Pizza, Inc.	74,800	2,094,400
International Game Technology	25,100	1,159,620
McCormick & Schmick's Seafood Restaurants (a)	25,800	620,232
Rare Hospitality International, Inc. (a)	1,400	46,102
Vail Resorts, Inc. (a)	29,400	1,317,708
WMS Industries, Inc. (a)	68,200	2,377,452
		7,615,514
Household Durables - 2.9%
Bassett Furniture Industries, Inc.	13,227	216,129
Ethan Allen Interiors, Inc.	60,500	2,184,655
M.D.C. Holdings, Inc.	33,200	1,894,060
Newell Rubbermaid, Inc.	69,000	1,997,550
Snap-On, Inc.	23,700	1,129,068
The Stanley Works	42,700	2,147,383
Whirlpool Corp.	39,500	3,279,290
		12,848,135
Leisure Equipment & Products - 0.4%
Eastman Kodak Co. (d)	79,000	2,038,200
Media - 3.7%
Clear Channel Outdoor Holding, Inc. Class A (a)	69,000	1,925,790
Comcast Corp. Class A	26,300	1,113,279
DreamWorks Animation SKG, Inc. Class A (a)	30,600	902,394
Getty Images, Inc. (a)	25,900	1,109,038
Liberty Global, Inc. Class A (a)	67,151	1,957,452
Liberty Media Holding Corp. - Capital Series A (a)	11,900	1,165,962
Live Nation, Inc. (a)	70,139	1,571,114
McGraw-Hill Companies, Inc.	32,900	2,237,858
Naspers Ltd. Class N sponsored ADR	20,500	491,385
News Corp. Class B	52,900	1,177,554
R.H. Donnelley Corp.	49,200	3,086,316
		16,738,142
Multiline Retail - 1.1%
Federated Department Stores, Inc.	26,800	1,021,884
Saks, Inc.	80,700	1,438,074
Sears Holdings Corp. (a)	12,700	2,132,711
Tuesday Morning Corp.	23,300	362,315
		4,954,984

	Shares	Value (Note 1)
Specialty Retail - 1.9%
Home Depot, Inc.	58,600	$ 2,353,376
Lithia Motors, Inc. Class A (sub. vtg.)	7,900	227,204
OfficeMax, Inc.	37,200	1,846,980
PETsMART, Inc.	61,700	1,780,662
RadioShack Corp.	70,900	1,189,702
Select Comfort Corp. (a)(d)	65,800	1,144,262
		8,542,186
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc. (a)	82,400	2,101,200
TOTAL CONSUMER DISCRETIONARY		59,989,981
CONSUMER STAPLES - 3.7%
Beverages - 0.3%
SABMiller PLC	49,600	1,141,443
Food & Staples Retailing - 0.8%
Rite Aid Corp. (d)	469,500	2,554,080
Sysco Corp.	33,700	1,238,812
		3,792,892
Food Products - 1.2%
Bunge Ltd.	9,700	703,347
Chiquita Brands International, Inc. (d)	44,400	709,068
Nestle SA sponsored ADR	26,800	2,385,200
PAN Fish ASA (a)	1,310,000	1,197,604
Tyson Foods, Inc. Class A	31,500	518,175
		5,513,394
Household Products - 0.2%
Central Garden & Pet Co. Class A (a)	17,100	827,982
Tobacco - 1.2%
Altria Group, Inc.	57,000	4,891,740
British American Tobacco PLC sponsored ADR	7,800	441,948
		5,333,688
TOTAL CONSUMER STAPLES		16,609,399
ENERGY - 6.3%
Energy Equipment & Services - 2.4%
National Oilwell Varco, Inc. (a)	71,300	4,362,134
Noble Corp.	13,700	1,043,255
Smith International, Inc.	85,300	3,503,271
Transocean, Inc. (a)	22,600	1,828,114
		10,736,774
Oil, Gas & Consumable Fuels - 3.9%
Aurora Oil & Gas Corp. (a)	239,759	769,626
Cabot Oil & Gas Corp.	32,341	1,961,482
CONSOL Energy, Inc.	40,200	1,291,626
Energy Partners Ltd. (a)	18,300	446,886
Massey Energy Co.	41,400	961,722
Noble Energy, Inc.	28,900	1,418,123
Peabody Energy Corp.	36,300	1,466,883
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Penn West Energy Trust	35,400	$ 1,079,913
Tesoro Corp.	16,000	1,052,320
Ultra Petroleum Corp. (a)	79,800	3,810,450
Uramin, Inc. (a)	49,900	140,734
Valero Energy Corp.	60,500	3,095,180
		17,494,945
TOTAL ENERGY		28,231,719
FINANCIALS - 24.4%
Capital Markets - 2.1%
Investors Financial Services Corp.	45,700	1,950,019
KKR Private Equity Investors, LP	55,300	1,216,600
State Street Corp.	27,100	1,827,624
UBS AG (Reg.)	71,184	4,294,531
		9,288,774
Commercial Banks - 4.3%
Barclays PLC	3,200	46,512
Boston Private Financial Holdings, Inc.	23,800	671,398
Cathay General Bancorp	46,900	1,618,519
Center Financial Corp., California	23,319	558,956
East West Bancorp, Inc.	38,396	1,359,986
Erste Bank AG	12,600	966,466
Kookmin Bank	14,530	1,170,212
PNC Financial Services Group, Inc.	28,800	2,132,352
SVB Financial Group (a)	11,500	536,130
UCBH Holdings, Inc.	125,200	2,198,512
Uniao de Bancos Brasileiros SA (Unibanco) GDR	26,100	2,426,256
Wachovia Corp.	58,700	3,342,965
Wells Fargo & Co.	53,600	1,906,016
Wintrust Financial Corp.	11,000	528,220
		19,462,500
Consumer Finance - 0.7%
Capital One Financial Corp.	39,200	3,011,344
Insurance - 5.9%
Allied World Assurance Co. Holdings Ltd.	38,800	1,692,844
Axis Capital Holdings Ltd.	75,800	2,529,446
Endurance Specialty Holdings Ltd.	80,600	2,948,348
Everest Re Group Ltd.	22,300	2,187,853
First Mercury Financial Corp.	43,000	1,011,360
Genworth Financial, Inc. Class A (non-vtg.)	66,600	2,278,386
Hartford Financial Services Group, Inc.	19,800	1,847,538
IPC Holdings Ltd.	41,700	1,311,465
MetLife, Inc.	29,900	1,764,399
Montpelier Re Holdings Ltd.	47,500	883,975
National Financial Partners Corp.	24,200	1,064,074
Navigators Group, Inc. (a)	25,760	1,241,117
Prudential Financial, Inc.	44,700	3,837,942

	Shares	Value (Note 1)
The Chubb Corp.	25,000	$ 1,322,750
United America Indemnity Ltd. Class A (a)	27,702	701,692
		26,623,189
Real Estate Investment Trusts - 7.9%
Alexandria Real Estate Equities, Inc.	32,099	3,222,740
Annaly Capital Management, Inc.	198,000	2,754,180
Developers Diversified Realty Corp.	57,300	3,607,035
Duke Realty LP	81,500	3,333,350
Equity Residential (SBI)	113,200	5,744,900
General Growth Properties, Inc.	123,000	6,424,290
Health Care Property Investors, Inc.	59,100	2,176,062
United Dominion Realty Trust, Inc. (SBI)	57,600	1,831,104
Vornado Realty Trust	54,600	6,633,900
		35,727,561
Real Estate Management & Development - 0.6%
Mitsubishi Estate Co. Ltd.	63,000	1,629,903
The St. Joe Co. (d)	18,900	1,012,473
		2,642,376
Thrifts & Mortgage Finance - 2.9%
Countrywide Financial Corp.	56,500	2,398,425
Fannie Mae	62,800	3,729,692
Fremont General Corp.	40,700	659,747
Hudson City Bancorp, Inc.	279,000	3,872,520
NetBank, Inc.	60,311	279,843
Washington Mutual, Inc.	50,200	2,283,598
		13,223,825
TOTAL FINANCIALS		109,979,569
HEALTH CARE - 7.4%
Biotechnology - 0.2%
Theravance, Inc. (a)	35,180	1,086,710
Health Care Equipment & Supplies - 1.4%
Advanced Medical Optics, Inc. (a)	38,600	1,358,720
Alcon, Inc.	10,320	1,153,466
ArthroCare Corp. (a)	26,120	1,042,710
Cooper Companies, Inc.	20,905	930,273
Inverness Medical Innovations, Inc. (a)	11,000	425,700
Respironics, Inc. (a)	31,000	1,170,250
		6,081,119
Health Care Providers & Services - 4.0%
Brookdale Senior Living, Inc.	42,989	2,063,472
Capital Senior Living Corp. (a)	42,600	453,264
Community Health Systems, Inc. (a)	53,400	1,950,168
DaVita, Inc. (a)	49,500	2,815,560
Emeritus Corp. (a)	43,703	1,086,020
Health Net, Inc. (a)	37,500	1,824,750
McKesson Corp.	50,400	2,555,280
Medco Health Solutions, Inc. (a)	14,120	754,573
Omnicare, Inc.	48,900	1,889,007
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	34,000	$ 1,225,360
United Surgical Partners International, Inc. (a)	53,500	1,516,725
		18,134,179
Health Care Technology - 0.5%
IMS Health, Inc.	77,800	2,137,944
Pharmaceuticals - 1.3%
Barr Pharmaceuticals, Inc. (a)	41,283	2,069,104
Endo Pharmaceuticals Holdings, Inc. (a)	75,600	2,085,048
MGI Pharma, Inc. (a)	43,300	797,153
Par Pharmaceutical Companies, Inc. (a)	49,900	1,116,263
		6,067,568
TOTAL HEALTH CARE		33,507,520
INDUSTRIALS - 7.1%
Aerospace & Defense - 0.5%
General Dynamics Corp.	30,000	2,230,500
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	20,200	825,978
Airlines - 0.7%
AirTran Holdings, Inc. (a)(d)	169,045	1,984,588
TAM SA (PN) sponsored ADR (ltd. vtg.)	45,800	1,374,458
		3,359,046
Commercial Services & Supplies - 1.1%
CDI Corp.	11,705	291,455
Cintas Corp.	47,400	1,882,254
Fuel Tech, Inc. (a)	10,900	268,576
The Brink's Co.	39,000	2,492,880
		4,935,165
Construction & Engineering - 1.4%
Chicago Bridge & Iron Co. NV (NY Shares)	42,200	1,153,748
Infrasource Services, Inc. (a)	60,400	1,314,908
Quanta Services, Inc. (a)	74,400	1,463,448
Shaw Group, Inc. (a)	38,100	1,276,350
Washington Group International, Inc.	18,700	1,118,073
		6,326,527
Electrical Equipment - 0.2%
Vestas Wind Systems AS (a)	20,600	870,718
Industrial Conglomerates - 0.5%
Tyco International Ltd.	75,800	2,304,320
Machinery - 1.0%
Deere & Co.	24,300	2,310,201
Hanjin Heavy Industries & Construction Co. Ltd.	33,100	1,078,420
Valmont Industries, Inc.	18,600	1,032,114
		4,420,735

	Shares	Value (Note 1)
Road & Rail - 1.3%
AMERCO (a)	7,700	$ 669,977
Burlington Northern Santa Fe Corp.	12,400	915,244
Con-way, Inc.	24,200	1,065,768
Laidlaw International, Inc.	76,000	2,312,680
Landstar System, Inc.	23,500	897,230
		5,860,899
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	35,900	903,962
TOTAL INDUSTRIALS		32,037,850
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 2.9%
Adtran, Inc.	50,191	1,139,336
Comverse Technology, Inc. (a)	60,900	1,285,599
Dycom Industries, Inc. (a)	80,300	1,695,936
Harris Corp.	52,600	2,412,236
Juniper Networks, Inc. (a)	128,000	2,424,320
Nokia Corp. sponsored ADR	71,600	1,454,912
Nortel Networks Corp. (a)	49,200	1,319,877
Powerwave Technologies, Inc. (a)	174,800	1,127,460
		12,859,676
Computers & Peripherals - 2.1%
Electronics for Imaging, Inc. (a)	88,500	2,352,330
Hewlett-Packard Co.	48,300	1,989,477
Intermec, Inc. (a)	14,509	352,133
NCR Corp. (a)	90,000	3,848,400
Seagate Technology	43,500	1,152,750
		9,695,090
Electronic Equipment & Instruments - 2.2%
Agilent Technologies, Inc. (a)	59,700	2,080,545
Arrow Electronics, Inc. (a)	61,700	1,946,635
Avnet, Inc. (a)	139,600	3,563,988
Flextronics International Ltd. (a)	101,400	1,164,072
Tektronix, Inc.	37,500	1,093,875
		9,849,115
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	141,000	3,601,140
IT Services - 0.9%
First Data Corp.	91,100	2,324,872
MoneyGram International, Inc.	50,500	1,583,680
Unisys Corp. (a)	18,800	147,392
		4,055,944
Office Electronics - 0.8%
Xerox Corp. (a)	205,200	3,478,140
Semiconductors & Semiconductor Equipment - 3.1%
Applied Materials, Inc.	126,600	2,335,770
ASML Holding NV (NY Shares) (a)	90,300	2,224,089
Atmel Corp. (a)	365,200	2,209,460
Integrated Device Technology, Inc. (a)	71,415	1,105,504
Intersil Corp. Class A	64,800	1,550,016
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd. (a)	67,300	$ 1,291,487
National Semiconductor Corp.	44,900	1,019,230
Skyworks Solutions, Inc. (a)	144,383	1,022,232
Spansion, Inc. Class A	77,700	1,154,622
		13,912,410
Software - 3.8%
Ansys, Inc. (a)	24,600	1,069,854
Cognos, Inc. (a)	48,600	2,063,556
Fair, Isaac & Co., Inc.	49,400	2,008,110
Hyperion Solutions Corp. (a)	40,600	1,459,164
Nintendo Co. Ltd.	10,200	2,647,459
Quest Software, Inc. (a)	155,800	2,282,470
Symantec Corp. (a)	106,000	2,210,100
Ubisoft Entertainment SA (a)	101,860	3,438,540
		17,179,253
TOTAL INFORMATION TECHNOLOGY		74,630,768
MATERIALS - 5.0%
Chemicals - 3.4%
Agrium, Inc.	79,100	2,478,828
Arkema sponsored ADR (a)	20,200	1,033,230
Celanese Corp. Class A	152,730	3,952,652
Chemtura Corp.	339,544	3,269,809
Cytec Industries, Inc.	16,400	926,764
Georgia Gulf Corp.	41,020	792,096
Minerals Technologies, Inc.	21,398	1,257,988
OMNOVA Solutions, Inc. (a)	68,170	312,219
Rohm & Haas Co.	24,600	1,257,552
		15,281,138
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp. (a)	107,600	1,136,256
Metals & Mining - 1.3%
Compass Minerals International, Inc.	45,616	1,439,641
Reliance Steel & Aluminum Co.	61,000	2,402,180
Titanium Metals Corp.	73,779	2,177,218
		6,019,039
TOTAL MATERIALS		22,436,433
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.5%
BellSouth Corp.	105,000	4,946,550
Verizon Communications, Inc.	52,300	1,947,652
		6,894,202

	Shares	Value (Note 1)
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp.	59,300	$ 1,120,177
Vivo Participacoes SA (PN) sponsored ADR	14,600	59,860
		1,180,037
TOTAL TELECOMMUNICATION SERVICES		8,074,239
UTILITIES - 12.7%
Electric Utilities - 7.4%
DPL, Inc.	78,250	2,173,785
E.ON AG	8,700	1,179,459
Edison International	135,300	6,153,444
Entergy Corp.	76,600	7,071,711
FPL Group, Inc.	101,800	5,539,956
Northeast Utilities	68,700	1,934,592
PPL Corp.	114,300	4,096,512
Sierra Pacific Resources (a)	293,786	4,944,418
		33,093,877
Gas Utilities - 0.7%
Equitable Resources, Inc.	72,500	3,026,875
Independent Power Producers & Energy Traders - 2.6%
AES Corp. (a)	210,400	4,637,216
Constellation Energy Group, Inc.	47,700	3,285,099
NRG Energy, Inc.	55,500	3,108,555
TXU Corp.	12,400	672,204
		11,703,074
Multi-Utilities - 2.0%
CMS Energy Corp. (a)	207,000	3,456,900
Duke Energy Corp.	34,900	1,159,029
Public Service Enterprise Group, Inc.	31,100	2,064,418
RWE AG	9,900	1,091,343
Sempra Energy	24,600	1,378,584
		9,150,274
TOTAL UTILITIES		56,974,100
TOTAL COMMON STOCKS (Cost $406,268,579)		442,471,578
Money Market Funds - 2.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	5,006,295	$ 5,006,295
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	7,773,425	7,773,425
TOTAL MONEY MARKET FUNDS (Cost $12,779,720)		12,779,720
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $419,048,299)		455,251,298
NET OTHER ASSETS - (1.2)%		(5,220,388)
NET ASSETS - 100%		$ 450,030,910
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 533,453
Fidelity Securities Lending Cash Central Fund	56,526
Total	$ 589,979
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.1%
Bermuda	3.0%
Canada	2.5%
Switzerland	1.8%
France	1.1%
Japan	1.0%
Others (individually less than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Value Strategies Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $7,484,877) - See accompanying schedule: Unaffiliated issuers (cost $406,268,579)	$ 442,471,578
Fidelity Central Funds (cost $12,779,720)	12,779,720
Total Investments (cost $419,048,299)		$ 455,251,298
Cash		21,100
Receivable for investments sold		4,567,541
Receivable for fund shares sold		28,785
Dividends receivable		541,106
Interest receivable		6,405
Prepaid expenses		1,993
Other receivables		18,647
Total assets		460,436,875

Liabilities
Payable for investments purchased	$ 2,220,280
Payable for fund shares redeemed	1
Accrued management fee	211,730
Distribution fees payable	50,605
Other affiliated payables	43,978
Other payables and accrued expenses	105,946
Collateral on securities loaned, at value	7,773,425
Total liabilities		10,405,965

Net Assets		$ 450,030,910
Net Assets consist of:
Paid in capital		$ 361,377,314
Undistributed net investment income		2,135,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,315,415
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,202,744
Net Assets		$ 450,030,910

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($130,035,442 ÷ 9,651,462 shares)	$ 13.47

Service Class: Net Asset Value, offering price and redemption price per share ($66,109,307 ÷ 4,924,492 shares)	$ 13.42

Service Class 2: Net Asset Value, offering price and redemption price per share ($215,401,248 ÷ 15,972,179 shares)	$ 13.49

Investor Class: Net Asset Value, offering price and redemption price per share ($38,484,913 ÷ 2,865,601 shares)	$ 13.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Value Strategies Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 5,291,102
Interest		1,808
Income from Fidelity Central Funds		589,979
Total income		5,882,889

Expenses
Management fee	$ 2,369,855
Transfer agent fees	318,841
Distribution fees	556,607
Accounting and security lending fees	174,416
Custodian fees and expenses	76,547
Independent trustees' compensation	1,554
Registration fees	599
Audit	41,225
Legal	9,199
Miscellaneous	88,808
Total expenses before reductions	3,637,651
Expense reductions	(38,425)	3,599,226
Net investment income (loss)		2,283,663
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	51,004,345
Foreign currency transactions	(16,524)
Total net realized gain (loss)		50,987,821
Change in net unrealized appreciation (depreciation) on: Investment securities	9,828,105
Assets and liabilities in foreign currencies	(66)
Total change in net unrealized appreciation (depreciation)		9,828,039
Net gain (loss)		60,815,860
Net increase (decrease) in net assets resulting from operations		$ 63,099,523

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,283,663	$ 1,878,330
Net realized gain (loss)	50,987,821	72,839,947
Change in net unrealized appreciation (depreciation)	9,828,039	(69,115,639)
Net increase (decrease) in net assets resulting from operations	63,099,523	5,602,638
Distributions to shareholders from net investment income	(1,956,144)	-
Distributions to shareholders from net realized gain	(71,173,533)	(16,781,184)
Total distributions	(73,129,677)	(16,781,184)
Share transactions - net increase (decrease)	40,473,942	(104,368,329)
Total increase (decrease) in net assets	30,443,788	(115,546,875)

Net Assets
Beginning of period	419,587,122	535,133,997
End of period (including undistributed net investment income of $2,135,437 and undistributed net investment income of $1,933,663, respectively)	$ 450,030,910	$ 419,587,122

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01	$ 14.13	$ 12.41	$ 7.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.01	- J	.01
Net realized and unrealized gain (loss)	1.89	.28	1.74	4.58	(2.10)
Total from investment operations	1.98	.35	1.75	4.58	(2.09)
Distributions from net investment income	(.08)	-	-	-	-
Distributions from net realized gain	(2.44)	(.47)	(.03)	(.08)	-
Total distributions	(2.52)	(.47)	(.03)	(.08)	-
Net asset value, end of period	$ 13.47	$ 14.01	$ 14.13	$ 12.41	$ 7.91
Total Return B, C, D	16.33%	2.66%	14.13%	57.91%	(20.90)%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.72%	.71%	.76%	1.43% A
Expenses net of fee waivers, if any	.73%	.72%	.71%	.76%	1.00% A
Expenses net of all reductions	.72%	.66%	.70%	.73%	.95% A
Net investment income (loss)	.69%	.54%	.10%	.02%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,035	$ 144,685	$ 229,764	$ 161,705	$ 1,191
Portfolio turnover rate G	183%	109%	41%	47%	65% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 20, 2002 (commencement of operations) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.97	$ 14.09	$ 12.39	$ 7.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.06	- J	(.01)	- J
Net realized and unrealized gain (loss)	1.89	.27	1.73	4.58	(2.10)
Total from investment operations	1.96	.33	1.73	4.57	(2.10)
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(2.44)	(.45)	(.03)	(.08)	-
Total distributions	(2.51)	(.45)	(.03)	(.08)	-
Net asset value, end of period	$ 13.42	$ 13.97	$ 14.09	$ 12.39	$ 7.90
Total Return B, C, D	16.20%	2.55%	13.99%	57.79%	(21.00)%
Ratios to Average Net Assets F, I
Expenses before reductions	.83%	.82%	.81%	.84%	1.52% A
Expenses net of fee waivers, if any	.83%	.82%	.81%	.84%	1.10% A
Expenses net of all reductions	.82%	.76%	.80%	.81%	1.05% A
Net investment income (loss)	.59%	.44%	-%	(.06)%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,109	$ 74,698	$ 98,542	$ 83,146	$ 9,774
Portfolio turnover rate G	183%	109%	41%	47%	65% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 20, 2002 (commencement of operations) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.02	$ 14.14	$ 12.45	$ 7.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.04	(.02)	(.02)	(.01)
Net realized and unrealized gain (loss)	1.91	.28	1.74	4.58	(2.04)
Total from investment operations	1.96	.32	1.72	4.56	(2.05)
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	(2.44)	(.44)	(.03)	(.06)	-
Total distributions	(2.49)	(.44)	(.03)	(.06)	-
Net asset value, end of period	$ 13.49	$ 14.02	$ 14.14	$ 12.45	$ 7.95
Total Return B, C, D	16.09%	2.43%	13.84%	57.36%	(20.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	.98%	.97%	.97%	.99%	1.68% A
Expenses net of fee waivers, if any	.98%	.97%	.97%	.99%	1.25% A
Expenses net of all reductions	.97%	.91%	.95%	.96%	1.21% A
Net investment income (loss)	.43%	.29%	(.15)%	(.21)%	(.12)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,401	$ 191,845	$ 206,828	$ 166,160	$ 43,505
Portfolio turnover rate G	183%	109%	41%	47%	65% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 20, 2002 (commencement of operations) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.00	$ 13.59
Income from Investment Operations
Net investment income (loss) E	.07	.02
Net realized and unrealized gain (loss)	1.89	.39
Total from investment operations	1.96	.41
Distributions from net investment income	(.09)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.53)	-
Net asset value, end of period	$ 13.43	$ 14.00
Total Return B, C, D	16.18%	3.02%
Ratios to Average Net Assets F, I
Expenses before reductions	.86%	.93% A
Expenses net of fee waivers, if any	.86%	.93% A
Expenses net of all reductions	.85%	.87% A
Net investment income (loss)	.55%	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,485	$ 8,360
Portfolio turnover rate G	183%	109%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 42,942,153
Unrealized depreciation	(7,595,142)
Net unrealized appreciation (depreciation)	35,347,011
Undistributed ordinary income	37,692,746
Undistributed long-term capital gain	15,613,843

Cost for federal income tax purposes	$ 419,904,287

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 10,415,294	$ 1,132,407
Long-term Capital Gains	62,714,383	15,648,777
Total	$ 73,129,677	$ 16,781,184

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $753,542,362 and $771,152,842, respectively.

VIP Value Strategies Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 69,021
Service Class 2	487,586
$ 556,607

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 91,003
Service Class	45,610
Service Class 2	136,091
Investor Class	46,137
$ 318,841

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,505 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,151 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $56,526.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,016 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 37% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 53% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 813,427	$ -
Service Class	391,977	-
Service Class 2	682,518	-
Investor Class	68,222	-
Total	$ 1,956,144	$ -
From net realized gain
Initial Class	$ 23,628,140	$ 7,370,772
Service Class	13,101,692	2,939,666
Service Class 2	32,653,795	6,470,746
Investor Class	1,789,906	-
Total	$ 71,173,533	$ 16,781,184

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Value Strategies Portfolio

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	768,613	941,313	$ 9,680,014	$ 12,576,015
Reinvestment of distributions	2,033,408	561,369	24,441,567	7,370,772
Shares redeemed	(3,476,952)	(7,437,088)	(44,367,027)	(99,160,238)
Net increase (decrease)	(674,931)	(5,934,406)	$ (10,245,446)	$ (79,213,451)
Service Class
Shares sold	1,227,107	1,858,986	$ 15,949,117	$ 24,697,179
Reinvestment of distributions	1,125,410	224,402	13,493,668	2,939,666
Shares redeemed	(2,774,871)	(3,731,194)	(34,817,912)	(49,009,601)
Net increase (decrease)	(422,354)	(1,647,806)	$ (5,375,127)	$ (21,372,756)
Service Class 2
Shares sold	3,047,418	2,865,534	$ 38,944,361	$ 38,335,617
Reinvestment of distributions	2,764,205	491,325	33,336,312	6,470,746
Shares redeemed	(3,522,945)	(4,298,816)	(44,576,283)	(56,604,579)
Net increase (decrease)	2,288,678	(941,957)	$ 27,704,390	$ (11,798,216)
Investor Class
Shares sold	2,388,330	620,546	$ 30,047,755	$ 8,330,815
Reinvestment of distributions	154,844	-	1,858,127	-
Shares redeemed	(274,783)	(23,336)	(3,515,757)	(314,721)
Net increase (decrease)	2,268,391	597,210	$ 28,390,125	$ 8,016,094

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Value Strategies. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004). Deputy Treasurer of. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Value Strategies. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Value Strategies. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Value Strategies. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-
present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Matthew Friedman (35)

Year of Election or Appointment: 2006

Vice President of VIP Value Strategies. Mr. Friedman also serves as Vice President to other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Friedman worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York. Mr. Friedman also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of VIP Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Value Strategies. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Value Strategies. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Strategies. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP III Value Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$.079	$1.52
Service Class	02/09/07	02/09/07	$.066	$1.52
Service Class 2	02/09/07	02/09/07	$.049	$1.52
Investor Class	02/09/07	02/09/07	$.075	$1.52

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $15,613,845 or, if subsequently determined to be different, the net capital gain of such year.

Investor Class designates 34%, Initial Class designates 35%, Service Class designates 36%, and Service Class 2 designates 39% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Strategies Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Value Strategies Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Value Strategies Portfolio

Annual Report

VIP Value Strategies Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPVS-ANN-0207
1.781994.104

Item 2. Code of Ethics

As of the end of the period, December 31, 2006, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Value Strategies Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Aggressive Growth Portfolio	$27,000	$30,000
Balanced Portfolio	$37,000	$38,000
Dynamic Capital Appreciation Portfolio	$33,000	$30,000
Growth & Income Portfolio	$41,000	$35,000
Growth Opportunities Portfolio	$37,000	$34,000
Value Strategies Portfolio	$30,000	$30,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Mid Cap Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Mid Cap Portfolio	$60,000	$44,000
All funds in the Fidelity Group of Funds audited by PwC	$13,900,000	$12,300,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006 A	2005 A
Aggressive Growth Portfolio	$0	$0
Balanced Portfolio	$0	$0
Dynamic Capital Appreciation Portfolio	$0	$0
Growth & Income Portfolio	$0	$0
Growth Opportunities Portfolio	$0	$0
Value Strategies Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006 A	2005 A
Mid Cap Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A	2005 A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006 A	2005 A
Aggressive Growth Portfolio	$4,600	$3,900
Balanced Portfolio	$4,600	$4,200
Dynamic Capital Appreciation Portfolio	$4,500	$3,900
Growth & Income Portfolio	$4,600	$4,200
Growth Opportunities Portfolio	$4,600	$4,200
Value Strategies Portfolio	$4,500	$3,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006 A	2005 A
Mid Cap Portfolio	$2,400	$2,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006 A	2005 A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006 A	2005 A
Aggressive Growth Portfolio	$0	$0
Balanced Portfolio	$0	$0
Dynamic Capital Appreciation Portfolio	$0	$0
Growth & Income Portfolio	$0	$0
Growth Opportunities Portfolio	$0	$0
Value Strategies Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006 A	2005 A
Mid Cap Portfolio	$5,800	$5,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006 A	2005 A
PwC	$125,000	$190,000
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Deloitte Entities of $745,000A and $450,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006 A	2005 A
Covered Services	$210,000	$200,000
Non-Covered Services	$535,000	$250,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by PwC of $1,325,000A and $1,290,000 A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006 A	2005 A
Covered Services	$135,000	$200,000
Non-Covered Services	$1,190,000	$1,090,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 26, 2007